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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-10395

                         Pioneer Series Trust VII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2014 through October 31, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                         Pioneer Global High
                         Yield Fund

--------------------------------------------------------------------------------
                         Annual Report | October 31, 2015
--------------------------------------------------------------------------------

                         Ticker Symbols:

                         Class A PGHYX
                         Class C PGYCX
                         Class Y GHYYX

                         [LOGO] PIONEER
                                Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               14

Schedule of Investments                                                       16

Financial Statements                                                          44

Notes to Financial Statements                                                 51

Report of Independent Registered Public Accounting Firm                       65

Approval of Investment Advisory Agreement                                     67

Trustees, Officers and Service Providers                                      72


                     Pioneer Global High Yield Fund | Annual Report | 10/31/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of heightened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Global High Yield Fund | Annual Report | 10/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/15 3

Portfolio Management Discussion | 10/31/15

Credit-sensitive securities, including high-yield corporate bonds and emerging markets debt, struggled over most of the 12-month period ended October 31, 2015, as investors' concerns about the declining prices of oil and other commodities, and mounting fears of global economic weakening, negatively affected the markets. In the following interview, Andrew Feltus and Tracy Wright discuss the market environment and the performance of Pioneer Global High Yield Fund during the 12-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is lead manager of the Fund, and Ms. Wright, a senior vice president and portfolio manager at Pioneer, is the co-manager of the Fund. Together, they are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2015?

A Pioneer Global High Yield Fund's Class A shares returned -6.36% at net asset value during the 12-month period ended October 31, 2015, while the Fund's benchmarks, the Barclays Global High Yield Index (the Barclays Index) and the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index, each returned -2.05%. During the same period, the average return of the 656 mutual funds in Lipper's High Yield Funds category was -2.24%, and the average return of the 773 mutual funds in Morningstar's High Yield Bond Funds category was -2.09%.

Q How would you describe the investment environment in the global high-yield markets during the 12-month period ended October 31, 2015?

A Declining commodity prices - especially of crude oil - and concerns about global economic growth trends dragged down the high-yield bond market over the 12-month period. The domestic high-yield corporate bond market, with its large exposures to debt issued by energy firms as well as by metals and mining companies, was hit particularly hard. Emerging markets securities also sold off significantly, as many emerging economies are heavily dependent on exports of oil and other commodities. European high-yield bonds, however, were less exposed to commodity prices and tended to hold up somewhat better (in local currency values), especially in light of the European Central Bank's (ECB's) easing of monetary policy during the period; however, the weakness of the euro in world currency markets had a negative impact on European high-yield's performance on an unhedged basis.

    At the start of the 12-month period, during the fourth quarter of 2014, declining oil prices tended to pull down both the emerging and domestic high-yield markets, as both had relatively large exposures to oil-related

4 Pioneer Global High Yield Fund | Annual Report | 10/31/15 industries. In fact, bonds issued by energy companies accounted for between roughly 12% to 16% of domestic high-yield corporate bonds, and as much as 40% of emerging markets corporate debt. Early in 2015, energy-related bonds tended to show some improvement as oil prices firmed, but oil began declining again at mid-year and the price of crude continued to drop all the way through the end of the period. This, once again, had a negative effect on both domestic high-yield bonds and emerging markets debt. At the same time, evidence of slowing economic growth trends in China raised still more concerns, this time about possible contagion effects a slowdown in China may have on many emerging markets economies, and on the global economic growth outlook in general. Adding to the negative factors affecting the high-yield markets were growing expectations that the U.S. Federal Reserve System (the Fed), sooner rather than later, would begin raising short-term interest rates for the first time in nearly a decade.

     While emerging markets bonds struggled overall during the 12-month period, a credit-rating downgrade on Russian debt resulted in the addition of those securities to emerging markets benchmarks, which turned out to be a positive development. After the downgrade, Russian debt instruments - both sovereigns and corporates - rallied and lent support to some market indices.

     In the final month of the period, the domestic high-yield market did stage a rally, with one of the Fund's benchmarks, the BofA ML High Yield Master II Index, rising by 2.73% for the month after the Fed announced in September that it would again delay any move to increase short-term interest rates.

Q Which factors had the biggest effects on the Fund's performance relative to the high-yield benchmarks during the 12-month period ended October 31, 2015?

A The Fund's benchmark-relative underperformance during the period was due primarily to overall security selection results. In particular, security selection results in the energy sector and among the portfolio's emerging markets debt holdings acted as major drags on relative returns. The negative effects of adverse security selection offset the positive impact of our heavy emphasis on the U.S. dollar in the portfolio, as the dollar appreciated in value versus most foreign currencies during the period. In addition, the Fund's non-benchmark exposures to floating-rate bank loans and insurance-linked securities contributed to benchmark-relative results.

     With regard to individual positions, several of the Fund's investments in emerging markets debt detracted significantly from relative performance. Notably, a position in OAS, a Brazilian construction company that filed for bankruptcy protection in January 2015, hurt relative returns. The effects of the OAS bankruptcy filing spread and undermined the performance of bonds of other construction companies located in the emerging markets,

                     Pioneer Global High Yield Fund | Annual Report | 10/31/15 5 including ICA, a Mexican company whose bonds the portfolio also owned. In addition, the Fund's investment in the debt of Pacific Rubicales Energy, a Colombia-based corporation, was a detractor from relative performance as the bonds sold off after shareholders blocked the planned sale of the corporation to a Mexican firm.

     On the positive side, the portfolio did have several positions in the domestic high-yield market that supported the Fund's benchmark-relative results during the period, including the bonds of Lantheus Medical, a corporation which provides diagnostic medical imaging services that was able to refinance its debt after an initial public stock offering. In the emerging markets, a number of the Fund's Argentina-based holdings performed well on investors' expectations of government reforms in the country. Some of the stronger performers in the Fund's portfolio during the period were securities issued by IRSA, an Argentinian real estate company, and Banco Galicia, a financial services company.

Q Did the Fund invest in any derivative securities during the 12-month period ended October 31, 2015? If so, what impact did those investments have on benchmark-relative results?

A Yes, we did invest the Fund in some forward currency contracts as part of our strategy to overweight the portfolio to the U.S. dollar. The use of these contracts had a positive effect on the Fund's results as the dollar strengthened against most foreign currencies.

Q What factors affected the Fund's dividend* during the 12-month period ended October 31, 2015?

A The Fund's dividend was reduced in late 2014, but it has remained stable during the first 10 months of 2015. During the full 12-month period, yield spreads (or yield differences) between higher-rated and lower-rated bonds have widened, and high-yield bonds have underperformed. We think this development may afford us the potential to reinvest the Fund's assets in securities with higher coupon rates in the future, even though we are still in a low-interest-rate environment.

*   Dividends are not guaranteed.

6 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Q    What is your investment outlook?

A As the Fund enters a new fiscal year, a major factor influencing the prospects for high-yield securities is how soon the Fed tightens monetary policy by raising short-term interest rates. The Fed's decision in 2014 to end its monthly quantitative easing bond purchases contributed to the volatility in the high-yield bond market, and we believe raising short-term rates may have a similar effect.

     Overall, we have a positive outlook for high-yield securities. At current prices, we think domestic high-yield bonds offer real value, especially after the volatility of the past year, which has increased the relative attractiveness of the asset class. Yield spreads have widened substantially and are more than compensating investors for default risk, which remains well below the historic 4% long-term average for the high-yield market; we think even spread levels on energy-related corporate bonds more than compensate investors for current risk factors.

     Corporate issuers, meanwhile, have generally maintained solid profit margins and healthy balance sheets, and continue to have good access to capital. Additionally, the high levels of leveraged buyout activity seen in the recent past have receded, which should be a positive factor for the bond market going forward. Finally, we think the prospects for emerging markets debt, and for domestic energy as well as mining and metals bond issuers can only improve if there is strengthening in the prices of oil and other commodities.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/15 7

Please refer to the Schedule of Investments on pages 16-43 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Portfolio Summary | 10/31/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       44.6%
International Corporate Bonds                                              35.2%
Senior Secured Loans                                                        5.5%
Foreign Government Bonds                                                    4.0%
Convertible Corporate Bonds                                                 3.8%
Collateralized Mortgage Obligations                                         2.3%
U.S. Preferred Stocks                                                       1.6%
International Common Stocks                                                 0.8%
Asset Backed Securities                                                     0.7%
Municipal Bonds                                                             0.7%
U.S. Common Stocks                                                          0.7%
International Preferred Stocks                                              0.1%
Depositary Receipts for International Stocks                                0.0%+
Warrants                                                                    0.0%+

+    Amount rounds to less than 0.1%.

* Includes investments in insurance linked securities totaling 5.5% of total investment portfolio

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

United States                                                              53.7%
Luxembourg                                                                  6.5%
Bermuda                                                                     5.0%
Netherlands                                                                 3.8%
United Kingdom                                                              3.7%
Mexico                                                                      3.4%
Ireland                                                                     3.2%
Argentina                                                                   2.7%
Cayman Islands                                                              2.6%
Canada                                                                      2.2%
Australia                                                                   1.5%
Supranational                                                               1.3%
Other (individually less than 1%)                                          10.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)**

 1.   Scientific Games International, Inc., 10.0%, 12/1/22                                 1.37%
------------------------------------------------------------------------------------------------
 2.   Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)                                           1.29
------------------------------------------------------------------------------------------------
 3.   Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                                          1.20
------------------------------------------------------------------------------------------------
 4.   Mexican Udibonos, 2.0%, 6/9/22                                                        1.16
------------------------------------------------------------------------------------------------
 5.   Frontier Communications Corp., 8.75%, 4/15/22                                         1.05
------------------------------------------------------------------------------------------------
 6.   GMAC Capital Trust I, Floating Rate Note, 2/15/40                                     0.97
------------------------------------------------------------------------------------------------
 7.   Lantheus Medical Imaging, Inc., Initial Term Loan, 6/25/22                            0.95
------------------------------------------------------------------------------------------------
 8.   Sprint Corp., 7.25%, 9/15/21                                                          0.94
------------------------------------------------------------------------------------------------
 9.   Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                                             0.90
------------------------------------------------------------------------------------------------
10.   Vimpel Communications Via VIP Finance Ireland, Ltd., OJSC, 7.748%, 2/2/21 (144A)      0.87
------------------------------------------------------------------------------------------------

** The list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                     Pioneer Global High Yield Fund | Annual Report | 10/31/15 9

Prices and Distributions | 10/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                      10/31/15                     10/31/14
--------------------------------------------------------------------------------
        A                          $8.64                         $9.79
--------------------------------------------------------------------------------
        C                          $8.62                         $9.76
--------------------------------------------------------------------------------
        Y                          $8.49                         $9.62
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-10/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Short-Term         Long-Term      Tax Return
       Class     Dividends     Capital Gains     Capital Gains    of Capital
--------------------------------------------------------------------------------
        A         $0.4605           $ --               $ --       $0.0805
--------------------------------------------------------------------------------
        C         $0.5945           $ --               $ --       $0.0805
--------------------------------------------------------------------------------
        Y         $0.4790           $ --               $ --       $0.0805
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the Barclays U.S. High-Yield, Barclays Pan-European High-Yield, Barclays U.S. Emerging Markets High-Yield, and Barclays Pan-European Emerging Markets High-Yield Indices. The BofA ML High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 11-13.

10 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bank of America
(BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                                                        BofA
                                                      Barclays          ML
                  Net              Public             Global            High
                  Asset            Offering           High              Yield
                  Value            Price              Yield             Master
Period            (NAV)            (POP)              Index             II Index
--------------------------------------------------------------------------------
10 Years           5.34%             4.85%              7.88%            7.48%
5 Years            3.04              2.09               5.82             6.01
1 Year            -6.36            -10.57              -2.05            -2.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.13%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Global      BofA ML High              Barclays Global
                 High Yield Fund     Yield Master II Index     High Yield Index
10/05            $  9,550            $ 10,000                  $ 10,000
10/06            $ 10,707            $ 11,034                  $ 11,214
10/07            $ 11,596            $ 11,789                  $ 12,120
10/08            $  7,948            $  8,663                  $  8,681
10/09            $ 11,411            $ 12,890                  $ 13,474
10/10            $ 13,826            $ 15,368                  $ 16,095
10/11            $ 13,894            $ 16,112                  $ 16,657
10/12            $ 15,546            $ 18,236                  $ 19,052
10/13            $ 16,628            $ 19,846                  $ 20,852
10/14            $ 17,153            $ 21,007                  $ 21,802
10/15            $ 16,062            $ 20,576                  $ 21,354

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 11

Performance Update | 10/31/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                                                        BofA
                                                      Barclays          ML
                                                      Global            High
                                                      High              Yield
                  If               If                 Yield             Master
Period            Held             Redeemed           Index             II Index
--------------------------------------------------------------------------------
10 Years           4.60%            4.60%              7.88%             7.48%
5 Years            2.37             2.37               5.82              6.01
1 Year            -6.96            -6.96              -2.05             -2.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  1.83%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Global      BofA ML High              Barclays Global
                 High Yield Fund     Yield Master II Index     High Yield Index
10/05            $ 10,000            $ 10,000                  $ 10,000
10/06            $ 11,130            $ 11,034                  $ 11,214
10/07            $ 11,962            $ 11,789                  $ 12,120
10/08            $  8,125            $  8,663                  $  8,681
10/09            $ 11,582            $ 12,890                  $ 13,474
10/10            $ 13,949            $ 15,368                  $ 16,095
10/11            $ 13,931            $ 16,112                  $ 16,657
10/12            $ 15,487            $ 18,236                  $ 19,052
10/13            $ 16,452            $ 19,846                  $ 20,852
10/14            $ 16,852            $ 21,007                  $ 21,802
10/15            $ 15,680            $ 20,576                  $ 21,354

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Barclays Global High Yield Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                                       BofA
                                     Barclays          ML
                  Net                Global            High
                  Asset              High              Yield
                  Value              Yield             Master
Period            (NAV)              Index             II Index
--------------------------------------------------------------------------------
10 Years           5.48%              7.88%             7.48%
5 Years            3.37               5.82              6.01
1 Year            -6.08              -2.05             -2.05
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                  Gross
--------------------------------------------------------------------------------
                  0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                 Pioneer Global      BofA ML High              Barclays Global
                 High Yield Fund     Yield Master II Index     High Yield Index
10/05            $ 5,000,000         $  5,000,000              $  5,000,000
10/06            $ 5,546,640         $  5,516,951              $  5,606,969
10/07            $ 5,997,228         $  5,894,681              $  6,059,795
10/08            $ 4,140,212         $  4,331,582              $  4,340,461
10/09            $ 5,952,632         $  6,444,824              $  6,736,857
10/10            $ 7,223,286         $  7,683,840              $  8,047,617
10/11            $ 7,284,346         $  8,056,199              $  8,328,381
10/12            $ 8,183,959         $  9,118,038              $  9,525,885
10/13            $ 8,779,222         $  9,922,881              $ 10,426,092
10/14            $ 9,077,820         $ 10,503,401              $ 10,900,797
10/15            $ 8,526,243         $ 10,287,908              $ 10,676,958

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Y shares for periods prior to the inception of Class Y shares on December 28, 2005, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 28, 2005, would have been higher than the performance shown. For the period beginning December 28, 2005, the actual performance of Class Y shares is reflected. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 5/1/15
--------------------------------------------------------------------------------
Ending Account                        $  949.21        $  945.53       $  950.32
Value (after expenses)
on 10/31/15
--------------------------------------------------------------------------------
Expenses Paid                         $    5.75        $    9.17       $    4.28
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%, 1.87%, and 0.87% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

14 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 5/1/15
--------------------------------------------------------------------------------
Ending Account                        $1,019.31        $1,015.78       $1,020.82
Value (after expenses)
on 10/31/15
--------------------------------------------------------------------------------
Expenses Paid                         $    5.96        $    9.50       $    4.43
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.17%, 1.87%, and 0.87% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 15

Schedule of Investments | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                CONVERTIBLE CORPORATE BONDS -- 4.0%
                                ENERGY -- 0.9%
                                Integrated Oil & Gas -- 0.0%+
      2,818,475                 American Energy -- Utica LLC, 3.5% (3.50%
                                Cash, 0.00% PIK), 3/1/21 (144A) (PIK)             $       174,393
-------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 0.6%
      4,155,000                 Cobalt International Energy, Inc.,
                                2.625%, 12/1/19                                   $     2,991,600
      2,585,000                 Whiting Petroleum Corp., 1.25%, 4/1/20 (144A)           2,276,416
                                                                                  ---------------
                                                                                  $     5,268,016
-------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- 0.3%
      2,800,000                 Golar LNG, Ltd., 3.75%, 3/7/17                    $     2,855,440
                                                                                  ---------------
                                Total Energy                                      $     8,297,849
-------------------------------------------------------------------------------------------------
                                MATERIALS -- 0.7%
                                Construction Materials -- 0.5%
      5,625,000                 Cemex SAB de CV, 3.72%, 3/15/20                   $     5,013,281
-------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.2%
      3,714,211                 Mirabela Nickel, Ltd., 9.5%, (144A)
                                (0.0% cash, 9.5% PIK), 6/24/19 (PIK)              $     1,857,106
-------------------------------------------------------------------------------------------------
                                Steel -- 0.0%+
EURO    237,096                 New World Resources NV, 4.0% (144A)
                                (4.0% cash, 8.0% PIK), 10/7/20 (PIK) (e)          $        39,144
                                                                                  ---------------
                                Total Materials                                   $     6,909,531
-------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 0.1%
                                Electrical Components & Equipment -- 0.1%
      1,250,000                 General Cable Corp., 4.5%, 11/15/29 (Step)        $       853,906
                                                                                  ---------------
                                Total Capital Goods                               $       853,906
-------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 0.4%
                                Homebuilding -- 0.4%
      4,640,000                 KB Home, 1.375%, 2/1/19                           $     4,265,900
                                                                                  ---------------
                                Total Consumer Durables & Apparel                 $     4,265,900
-------------------------------------------------------------------------------------------------
                                FOOD, BEVERAGE & TOBACCO -- 0.1%
                                Distillers & Vintners -- 0.1%
      2,507,279                 CEDC Finance Corp International, Inc., 10.0%
                                (10.0% cash, 0.0% PIK), 4/30/18 (PIK)             $     1,266,176
                                                                                  ---------------
                                Total Food, Beverage & Tobacco                    $     1,266,176
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 0.4%
                                Pharmaceuticals -- 0.4%
      3,890,000                 Impax Laboratories, Inc., 2.0%, 6/15/22 (144A)    $     3,578,800
                                                                                  ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                     $     3,578,800
-------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 0.9%
                                Internet Software & Services -- 0.7%
      3,750,000                 WebMD Health Corp., 1.5%, 12/1/20                 $     3,883,594
      3,135,000                 WebMD Health Corp., 2.5%, 1/31/18                       3,144,797
                                                                                  ---------------
                                                                                  $     7,028,391
-------------------------------------------------------------------------------------------------
                                Application Software -- 0.2%
      1,025,000                 Mentor Graphics Corp., 4.0%, 4/1/31               $     1,406,172
                                                                                  ---------------
                                Total Software & Services                         $     8,434,563
-------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                                Electronic Components -- 0.1%
      1,605,000                 Vishay Intertechnology, Inc., 2.25%,
                                5/15/41 (144A)                                    $     1,125,506
                                                                                  ---------------
                                Total Technology Hardware & Equipment             $     1,125,506
-------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.4%
                                Semiconductor Equipment -- 0.2%
      2,140,000                 SunEdison, Inc., 2.625%, 6/1/23 (144A)            $       996,438
      1,970,000                 SunEdison, Inc., 3.375%, 6/1/25 (144A)                    913,588
                                                                                  ---------------
                                                                                  $     1,910,026
-------------------------------------------------------------------------------------------------
                                Semiconductors -- 0.2%
      2,290,000                 SunPower Corp., 0.875%, 6/1/21                    $     2,093,919
        535,000                 Suntech Power Holdings Co., Ltd., 3.0%,
                                3/15/13 (d)                                                 1,872
                                                                                  ---------------
                                                                                  $     2,095,791
                                                                                  ---------------
                                Total Semiconductors & Semiconductor
                                Equipment                                         $     4,005,817
-------------------------------------------------------------------------------------------------
                                TOTAL CONVERTIBLE CORPORATE BONDS
                                (Cost $50,923,326)                                $    38,738,048
-------------------------------------------------------------------------------------------------
                                PREFERRED STOCKS -- 1.7%
                                TRANSPORTATION -- 0.1%
                                Air Freight & Logistics -- 0.1%
          3,428                 CEVA Group Plc*                                   $     1,542,676
                                                                                  ---------------
                                Total Transportation                              $     1,542,676
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 17

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                BANKS -- 0.4%
                                Diversified Banks -- 0.4%
        140,119      7.12       Citigroup, Inc., Floating Rate Note (Perpetual)   $     3,863,081
                                                                                  ---------------
                                Total Banks                                       $     3,863,081
-------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 1.1%
                                Consumer Finance -- 1.1%
          1,550                 Ally Financial, Inc., 7.0% (Perpetual) (144A)     $     1,587,442
        355,600      8.12       GMAC Capital Trust I, Floating Rate
                                Note, 2/15/40                                           9,185,148
                                                                                  ---------------
                                                                                  $    10,772,590
                                                                                  ---------------
                                Total Diversified Financials                      $    10,772,590
-------------------------------------------------------------------------------------------------
                                INSURANCE -- 0.0%+
                                Reinsurance -- 0.0%+
         33,500                 Lorenz Re, Ltd., Variable Rate Notes,
                                (Perpetual) (f)                                   $        83,750
                                                                                  ---------------
                                Total Insurance                                   $        83,750
-------------------------------------------------------------------------------------------------
                                UTILITIES -- 0.1%
                                Electric Utilities -- 0.1%
         34,632                 PPL Capital Funding, Inc., 5.9%, 4/30/73          $       877,575
                                                                                  ---------------
                                Total Utilities                                   $       877,575
-------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCKS
                                (Cost $18,024,175)                                $    17,139,672
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Shares
-------------------------------------------------------------------------------------------------
                                COMMON STOCKS -- 1.5%
                                ENERGY -- 0.1%
                                Oil & Gas Exploration & Production -- 0.1%
      1,663,186                 Halcon Resources Corp.*                           $     1,166,060
                                                                                  ---------------
                                Total Energy                                      $     1,166,060
-------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 0.0%+
                                Industrial Machinery -- 0.0%+
        156,027                 Liberty Tire Recycling LLC (e)                    $         1,560
                                                                                  ---------------
                                Total Capital Goods                               $         1,560
-------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.0%+
                                Diversified Support Services -- 0.0%+
             63                 IAP Worldwide Services, Inc.                      $        88,095
                                                                                  ---------------
                                Total Commercial Services & Supplies              $        88,095
-------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.1%
                                Air Freight & Logistics -- 0.1%
          1,584                 CEVA Group Plc*                                   $       712,642
                                                                                  ---------------
                                Total Transportation                              $       712,642
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
Shares                                                                            Value
-------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.5%
                                Automobile Manufacturers -- 0.5%
        321,346                 Ford Motor Co.                                    $     4,759,134
                                                                                  ---------------
                                Total Automobiles & Components                    $     4,759,134
-------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 0.0%+
                                Education Services -- 0.0%+
         11,492                 Cengage Learning Holdings II, Inc.                $       278,681
                                                                                  ---------------
                                Total Consumer Services                           $       278,681
-------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.1%
                                Specialized Finance -- 0.1%
            894                 Panolam Holdings Co.* (e)                         $       742,020
                                                                                  ---------------
                                Total Diversified Financials                      $       742,020
-------------------------------------------------------------------------------------------------
                                INSURANCE -- 0.7%
                                Life & Health Insurance -- 0.7%
          4,840                 A Preference Tig Finco (e)                        $         1,195
      4,613,242                 B Preference Tig Finco (e)                              6,975,190
        132,750                 TopCo. Ltd. (e)                                            32,770
                                                                                  ---------------
                                                                                  $     7,009,155
                                                                                  ---------------
                                Total Insurance                                   $     7,009,155
-------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.0%+
                                Semiconductors -- 0.0%+
        158,800                 LDK Solar Co., Ltd. (A.D.R.)*                     $        10,100
                                                                                  ---------------
                                Total Semiconductors & Semiconductor
                                Equipment                                         $        10,100
-------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCKS
                                (Cost $14,833,990)                                $    14,767,447
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)
-------------------------------------------------------------------------------------------------
                                ASSET BACKED SECURITIES -- 0.9%
                                TRANSPORTATION -- 0.1%
                                Airlines -- 0.1%
      1,213,302                 Continental Airlines 1998-1 Class B Pass
                                Through Trust, 6.748%, 9/15/18                    $     1,259,529
                                                                                  ---------------
                                Total Transportation                              $     1,259,529
-------------------------------------------------------------------------------------------------
                                BANKS -- 0.2%
                                Thrifts & Mortgage Finance -- 0.2%
      1,241,210      1.17       Countrywide Asset-Backed Certificates, Floating
                                Rate Note, 11/25/34                               $     1,175,534

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 19

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance (continued)
        508,991                 Westgate Resorts 2014-A LLC, 6.25%,
                                10/20/26 (144A)                                   $       507,718
                                                                                  ---------------
                                                                                  $     1,683,252
                                                                                  ---------------
                                Total Banks                                       $     1,683,252
-------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.6%
                                Other Diversified Financial Services -- 0.2%
      5,983,548      0.68       Aircraft Finance Trust, Floating Rate
                                Note, 5/15/24                                     $     1,600,599
-------------------------------------------------------------------------------------------------
                                Specialized Finance -- 0.4%
        699,367      0.63       Lease Investment Flight Trust, Floating Rate
                                Note, 7/15/31                                     $       384,652
      8,029,398      0.59       Lease Investment Flight Trust, Floating Rate
                                Note, 7/15/31                                           3,854,111
                                                                                  ---------------
                                                                                  $     4,238,763
                                                                                  ---------------
                                Total Diversified Financials                      $     5,839,362
-------------------------------------------------------------------------------------------------
                                TOTAL ASSET BACKED SECURITIES
                                (Cost $11,970,031)                                $     8,782,143
-------------------------------------------------------------------------------------------------
                                COLLATERALIZED MORTGAGE
                                OBLIGATIONS -- 2.3%
                                MATERIALS -- 0.4%
                                Forest Products -- 0.4%
      4,315,000                 TimberStar Trust I, 7.5296%, 10/15/36 (144A)      $     4,402,077
                                                                                  ---------------
                                Total Materials                                   $     4,402,077
-------------------------------------------------------------------------------------------------
                                BANKS -- 1.9%
                                Thrifts & Mortgage Finance -- 1.9%
      1,500,000      3.21       Citigroup Commercial Mortgage Trust 2014-GC23
                                REMICS, Floating Rate Note, 7/12/47 (144A)        $       977,881
      1,480,000      5.96       COBALT CMBS Commercial Mortgage Trust
                                2007-C3, Floating Rate Note, 5/15/46                    1,404,018
        455,000      5.96       COBALT CMBS Commercial Mortgage Trust
                                2007-C3, Floating Rate Note, 5/15/46                      411,888
      9,000,000      7.08       Credit Suisse First Boston Mortgage Securities
                                Corp., Floating Rate Note, 12/15/35 (144A)              6,953,310
      1,175,000      3.64       EQTY 2014-INNS Mortgage Trust, Floating
                                Rate Note, 5/8/31 (144A)                                1,163,209
        777,948      4.94       EQTY 2014-MZ Mezzanine Trust, Floating
                                Rate Note, 5/8/31 (144A)                                  770,464
      1,500,000      4.94       GS Mortgage Securities Corp., II Series 2005-GG4,
                                Floating Rate Note, 7/10/39                             1,469,449
        717,279                 Homeowner Assistance Program Reverse
                                Mortgage Loan Trust 2013-RM1, 4.0%,
                                5/26/53 (144A)                                            705,838

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance (continued)
      2,100,000      6.01       JP Morgan Chase Commercial Mortgage
                                Securities Trust 2007-LDP12, Floating Rate
                                Note, 2/15/51                                     $     2,124,473
      1,908,531      2.64       JP Morgan Mortgage Trust 2005-A1, Floating
                                Rate Note, 2/25/35                                      1,783,244
        775,000      6.14       Wachovia Bank Commercial Mortgage Trust
                                Series 2007-C34, Floating Rate Note, 5/15/46              800,021
                                                                                  ---------------
                                                                                  $    18,563,795
                                                                                  ---------------
                                Total Banks                                       $    18,563,795
-------------------------------------------------------------------------------------------------
                                TOTAL COLLATERALIZED MORTGAGE
                                OBLIGATIONS
                                (Cost $24,560,883)                                $    22,965,872
-------------------------------------------------------------------------------------------------
                                CORPORATE BONDS -- 78.1%
                                ENERGY -- 9.1%
                                Oil & Gas Drilling -- 0.3%
      3,765,000                 Unit Corp., 6.625%, 5/15/21                       $     3,012,000
-------------------------------------------------------------------------------------------------
                                Integrated Oil & Gas -- 0.0%+
MXN   8,650,000                 Petroleos Mexicanos, 7.19%, 9/12/24 (144A) 92     $       491,892
-------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production -- 6.8%
      1,750,000                 Antero Resources Corp., 5.625%, 6/1/23 (144A)     $     1,610,000
      2,165,000                 Bonanza Creek Energy, Inc., 5.75%, 2/1/23               1,450,550
        770,000                 Bonanza Creek Energy, Inc., 6.75%, 4/15/21                554,400
      2,830,000                 BreitBurn Energy Partners LP, 7.875%, 4/15/22           1,061,250
      3,225,000                 Carrizo Oil & Gas, Inc., 6.25%, 4/15/23                 3,067,781
      2,341,000                 Chaparral Energy, Inc., 7.625%, 11/15/22                  772,530
      4,240,000                 Comstock Resources, Inc., 7.75%, 4/1/19                   890,400
        374,000                 Comstock Resources, Inc., 9.5%, 6/15/20                    82,280
      3,695,000                 Denbury Resources, Inc., 5.5%, 5/1/22                   2,586,500
      5,605,000                 EP Energy LLC, 9.375%, 5/1/20                           4,876,350
      4,980,000                 EPL Oil & Gas, Inc., 8.25%, 2/15/18                     1,568,700
      3,260,000                 GeoPark Latin America, Ltd., Agencia en Chile,
                                7.5%, 2/11/20 (144A)                                    2,241,250
      4,990,000                 Gulfport Energy Corp., 7.75%, 11/1/20                   4,940,100
      4,190,000                 Halcon Resources Corp., 8.875%, 5/15/21                 1,406,269
      3,790,000                 Hilcorp Energy I LP, 5.0%, 12/1/24 (144A)               3,429,950
      1,000,000                 KazMunayGas National Co., JSC, 4.4%,
                                4/30/23 (144A)                                            880,000
        155,000                 Linn Energy LLC, 7.75%, 2/1/21                             35,650
      1,719,000                 Memorial Production Partners LP, 6.875%, 8/1/22         1,082,970
      3,000,000                 Memorial Production Partners LP, 7.625%, 5/1/21         2,010,000
      1,525,000                 Memorial Resource Development Corp.,
                                5.875%, 7/1/22                                          1,437,312

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 21

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Oil & Gas Exploration & Production (continued)
      2,300,000                 Midstates Petroleum Co., Inc., 9.25%, 6/1/21      $       414,000
      3,995,000                 Noble Energy, Inc., 5.875%, 6/1/22                      4,024,072
      1,935,000                 Noble Energy, Inc., 5.875%, 6/1/24                      1,943,017
      2,350,000                 Novatek OAO via Novatek Finance, Ltd.,
                                4.422%, 12/13/22 (144A)                                 2,103,720
      7,570,000                 Pacific Exploration and Production Corp.,
                                5.375%, 1/26/19 (144A)                                  3,292,950
      3,250,000                 PDC Energy, Inc., 7.75%, 10/15/22                       3,266,250
      2,250,000                 Penn Virginia Corp., 8.5%, 5/1/20                         652,500
      3,265,000                 Sanchez Energy Corp., 6.125%, 1/15/23                   2,367,125
      1,500,000                 Sanchez Energy Corp., 7.75%, 6/15/21                    1,192,500
        455,000                 SM Energy Co., 5.0%, 1/15/24                              408,362
      2,410,000                 Swift Energy Co., 8.875%, 1/15/20                         578,400
      5,215,000                 Whiting Canadian Holding Co., ULC,
                                8.125%, 12/1/19                                         5,254,112
      1,525,000                 WPX Energy, Inc., 7.5%, 8/1/20                          1,425,875
      3,375,000                 WPX Energy, Inc., 8.25%, 8/1/23                         3,172,500
                                                                                  ---------------
                                                                                  $    66,079,625
-------------------------------------------------------------------------------------------------
                                Oil & Gas Refining & Marketing -- 0.6%
      4,025,000                 Calumet Specialty Products Partners LP,
                                6.5%, 4/15/21                                     $     3,743,250
      2,113,684      5.96       EP PetroEcuador via Noble Sovereign Funding I,
                                Ltd., Floating Rate Note, 9/24/19                       1,680,379
                                                                                  ---------------
                                                                                  $     5,423,629
-------------------------------------------------------------------------------------------------
                                Oil & Gas Storage & Transportation -- 1.4%
      2,645,000                 Global Partners LP, 7.0%, 6/15/23                 $     2,486,300
NOK  13,000,000      6.46       Golar LNG Partners LP, Floating Rate
                                 Note, 10/12/17                                         1,538,860
      2,385,000                 ONEOK, Inc., 7.5%, 9/1/23                               2,355,188
      4,000,000                 Sabine Pass Liquefaction LLC, 5.625%, 2/1/21            3,970,000
      4,350,000                 Targa Resources Partners LP, 4.25%, 11/15/23            3,806,250
                                                                                  ---------------
                                                                                  $    14,156,598
-------------------------------------------------------------------------------------------------
                                Coal & Consumable Fuels -- 0.0%+
        315,000                 Alpha Natural Resources, Inc., 6.0%, 6/1/19 (d)   $        10,238
      4,435,000                 James River Coal Co., 7.875%, 4/1/19 (d)                    2,306
                                                                                  ---------------
                                                                                  $        12,544
                                                                                  ---------------
                                Total Energy                                      $    89,176,288
-------------------------------------------------------------------------------------------------
                                MATERIALS -- 9.2%
                                Commodity Chemicals -- 1.2%
      9,820,000                 Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)         $     8,549,488
      4,635,000                 Tronox Finance LLC, 7.5%, 3/15/22 (144A)                3,279,262
                                                                                  ---------------
                                                                                  $    11,828,750
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Diversified Chemicals -- 0.9%
        460,000                 Blue Cube Spinco, Inc., 10.0%, 10/15/25 (144A)    $       499,100
        460,000                 Blue Cube Spinco, Inc., 9.75%, 10/15/23 (144A)            495,650
EURO  7,225,000                 Ineos Finance Plc, 4.0%, 5/1/23                         7,634,108
                                                                                  ---------------
                                                                                  $     8,628,858
-------------------------------------------------------------------------------------------------
                                Specialty Chemicals -- 0.5%
EURO  4,325,000                 INEOS Group Holdings SA, 5.75%,
                                2/15/19 (144A)                                    $     4,746,030
-------------------------------------------------------------------------------------------------
                                Construction Materials -- 0.1%
        820,000                 Union Andina de Cementos SAA, 5.875%,
                                10/30/21 (144A)                                   $       821,025
-------------------------------------------------------------------------------------------------
                                Metal & Glass Containers -- 2.4%
EURO    434,492                 Ardagh Finance Holdings SA, 8.375% (0.00%
                                cash, 8.375% PIK), 6/15/19 (144A) (PIK)           $       497,353
      3,223,023                 Ardagh Finance Holdings SA, 8.625% (0.00%
                                Cash, 8.625% PIK), 6/15/19 (144A) (PIK)                 3,376,117
        423,529                 Ardagh Packaging Finance Plc, 7.0%,
                                11/15/20 (144A)                                           424,588
EURO  2,100,000                 Ardagh Packaging Finance Plc, 9.25%,
                                10/15/20 (144A)                                         2,426,355
      2,775,000                 Ball Corp., 5.25%, 7/1/25                               2,820,094
EURO    725,000                 Horizon Holdings I SASU, 7.25%, 8/1/23 (144A)             829,922
EURO    950,000                 Horizon Holdings III SASU, 5.125%,
                                8/1/22 (144A)                                           1,087,442
      7,490,000                 Reynolds Group Issuer, Inc., 8.5%, 5/15/18              7,555,538
      3,785,000                 Reynolds Group Issuer, Inc., 9.875%, 8/15/19            3,983,712
                                                                                  ---------------
                                                                                  $    23,001,121
-------------------------------------------------------------------------------------------------
                                Paper Packaging -- 0.3%
      3,355,000                 AEP Industries, Inc., 8.25%, 4/15/19              $     3,455,650
-------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 2.0%
      6,210,000                 Ausdrill Finance Pty, Ltd., 6.875%,
                                11/1/19 (144A)                                    $     4,486,725
      5,450,000                 FMG Resources August 2006 Pty, Ltd., 9.75%,
                                3/1/22 (144A)                                           5,422,750
      4,000,000                 MMC Norilsk Nickel OJSC via MMC Finance,
                                Ltd., 5.55%, 10/28/20 (144A)                            4,017,088
        700,000                 MMC Norilsk Nickel OJSC via MMC Finance,
                                Ltd., 6.625%, 10/14/22 (144A)                             717,500
      1,560,000                 Prince Mineral Holding Corp., 11.5%,
                                12/15/19 (144A)                                         1,310,400
      5,145,000                 Vedanta Resources Plc, 8.25%, 6/7/21 (144A)             4,116,000
                                                                                  ---------------
                                                                                  $    20,070,463
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 23

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Precious Metals & Minerals -- 0.2%
      1,825,000                 Fresnillo Plc, 5.5%, 11/13/23 (144A)              $     1,916,250
-------------------------------------------------------------------------------------------------
                                Steel -- 1.1%
      2,800,000                 Cliffs Natural Resources, Inc., 8.25%,
                                3/31/20 (144A)                                    $     2,506,000
      2,300,000                 EVRAZ Plc, 7.50%, 11/15/19                              2,190,750
      4,340,000                 JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)            2,951,200
      2,950,000                 Metalloinvest Finance, Ltd., 5.625%,
                                4/17/20 (144A)                                          2,809,875
EURO    135,483      0.00       New World Resources NV, Floating Rate
                                Note, 10/7/20 (e)                                          31,315
EURO    101,612      0.00       New World Resources NV, Floating Rate
                                Note, 10/7/20 (e)                                          14,539
                                                                                  ---------------
                                                                                  $    10,503,679
-------------------------------------------------------------------------------------------------
                                Paper Products -- 0.5%
      2,025,000                 Mercer International, Inc., 7.0%, 12/1/19         $     2,065,500
      3,735,000                 Resolute Forest Products, Inc., 5.875%, 5/15/23         2,782,575
                                                                                  ---------------
                                                                                  $     4,848,075
                                                                                  ---------------
                                Total Materials                                   $    89,819,901
-------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 3.6%
                                Aerospace & Defense -- 0.5%
      1,335,000                 DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)          $     1,200,939
      2,433,000                 DynCorp International, Inc., 10.375%, 7/1/17            1,922,070
EURO  2,240,000                 TA MFG., Ltd., 3.625%, 4/15/23                          2,345,829
                                                                                  ---------------
                                                                                  $     5,468,838
-------------------------------------------------------------------------------------------------
                                Building Products -- 0.7%
      6,750,000                 Griffon Corp., 5.25%, 3/1/22                      $     6,631,875
-------------------------------------------------------------------------------------------------
                                Construction & Engineering -- 0.6%
EURO    640,000                 Abengoa Finance SAU, 6.0%, 3/31/21 (144A)         $       299,729
      6,900,000                 Abengoa Finance SAU, 8.875%, 11/1/17 (144A)             3,519,000
      6,450,000                 Empresas ICA SAB de CV, 8.9%, 2/4/21 (144A)             1,789,875
                                                                                  ---------------
                                                                                  $     5,608,604
-------------------------------------------------------------------------------------------------
                                Electrical Components & Equipment -- 0.3%
      3,250,000                 General Cable Corp., 5.75%, 10/1/22               $     2,803,125
-------------------------------------------------------------------------------------------------
                                Industrial Conglomerates -- 0.5%
      2,980,000                 JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)    $     3,151,350
      2,800,000                 Magnesita Finance, Ltd., 8.625% (Perpetual)
                                (144A)                                                  1,722,000
                                                                                  ---------------
                                                                                  $     4,873,350
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.6%
      4,440,000                 Apex Tool Group LLC, 7.0%, 2/1/21 (144A)          $     3,574,200
      3,280,924                 Liberty Tire Recycling LLC, 11.0% (0.0% cash,
                                11.0% PIK), 3/31/21 (144A) (PIK) (e)                    2,099,791
                                                                                  ---------------
                                                                                  $     5,673,991
-------------------------------------------------------------------------------------------------
                                Trading Companies & Distributors -- 0.4%
      4,365,000                 WESCO Distribution, Inc., 5.375%, 12/15/21        $     4,223,138
                                                                                  ---------------
                                Total Capital Goods                               $    35,282,921
-------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.1%
                                Diversified Support Services -- 0.1%
      1,475,000                 NANA Development Corp., 9.5%, 3/15/19 (144A)      $     1,357,000
                                                                                  ---------------
                                Total Commercial Services & Supplies              $     1,357,000
-------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 3.0%
                                Airlines -- 0.7%
      3,525,000                 Gol LuxCo SA, 8.875%, 1/24/22 (144A)              $     1,775,719
      2,050,000                 Guanay Finance, Ltd., 6.0%, 12/15/20 (144A)             2,070,500
      3,250,000                 TAM Capital 3, Inc., 8.375%, 6/3/21 (144A)              2,616,250
                                                                                  ---------------
                                                                                  $     6,462,469
-------------------------------------------------------------------------------------------------
                                Marine -- 0.5%
      2,700,000                 Far East Capital, Ltd. SA, 8.0%, 5/2/18           $     1,655,046
      3,650,000                 Navios South American Logistics, Inc., 7.25%,
                                5/1/22 (144A)                                           3,070,562
                                                                                  ---------------
                                                                                  $     4,725,608
-------------------------------------------------------------------------------------------------
                                Railroads -- 0.5%
      3,370,000                 Florida East Coast Holdings Corp., 6.75%,
                                5/1/19 (144A)                                     $     3,394,432
EURO  1,325,000                 Russian Railways via RZD Capital Plc, 3.3744%,
                                5/20/21                                                 1,345,192
                                                                                  ---------------
                                                                                  $     4,739,624
-------------------------------------------------------------------------------------------------
                                Trucking -- 0.1%
      5,950,479                 Inversiones Alsacia SA, 8.0%, 12/31/18 (144A)     $     1,487,620
-------------------------------------------------------------------------------------------------
                                Airport Services -- 0.9%
      2,774,625                 Aeropuertos Argentina 2000 SA, 10.75%,
                                12/1/20 (144A)                                    $     2,864,523
      6,100,000                 Aguila 3 SA, 7.875%, 1/31/18 (144A)                     6,237,250
                                                                                  ---------------
                                                                                  $     9,101,773
-------------------------------------------------------------------------------------------------
                                Highways & Railtracks -- 0.3%
MXN  47,000,000                 Red de Carreteras de Occidente SAPIB de CV,
                                9.0%, 6/10/28 (144A)                              $     2,782,868
                                                                                  ---------------
                                Total Transportation                              $    29,299,962
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 25

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.6%
                                Auto Parts & Equipment -- 0.2%
      1,462,000                 Nexteer Automotive Group, Ltd., 5.875%,
                                11/15/21 (144A)                                   $     1,476,620
-------------------------------------------------------------------------------------------------
                                Automobile Manufacturers -- 0.4%
      2,475,000                 Omega US Sub LLC, 8.75%, 7/15/23 (144A)           $     2,329,594
      1,670,000                 ZF North America Capital, Inc., 4.75%,
                                4/29/25 (144A)                                          1,638,688
                                                                                  ---------------
                                                                                  $     3,968,282
                                                                                  ---------------
                                Total Automobiles & Components                    $     5,444,902
-------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 2.1%
                                Homebuilding -- 1.6%
      1,695,000                 Brookfield Residential Properties, Inc., 6.5%,
                                12/15/20 (144A)                                   $     1,699,238
      3,540,000                 CalAtlantic Group, Inc., 6.25%, 12/15/21                3,832,050
      9,802,000                 Desarrolladora Homex SAB de CV, 0.0%,
                                12/11/19 (144A) (d)                                       196,040
      4,450,000                 Lennar Corp., 4.75%, 11/15/22                           4,450,000
      2,200,000                 Rialto Holdings LLC, 7.0%, 12/1/18 (144A)               2,255,000
      2,625,000                 Taylor Morrison Communities, Inc., 5.875%,
                                4/15/23                                                 2,657,812
                                                                                  ---------------
                                                                                  $    15,090,140
-------------------------------------------------------------------------------------------------
                                Leisure Products -- 0.5%
      5,000,000                 Icon Health & Fitness, Inc., 11.875%,
                                10/15/16 (144A)                                   $     4,968,750
                                                                                  ---------------
                                Total Consumer Durables & Apparel                 $    20,058,890
-------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 3.0%
                                Casinos & Gaming -- 1.9%
EURO  4,921,360                 Cirsa Funding Luxembourg SA, 8.75%,
                                5/15/18 (144A)                                    $     5,484,403
         80,890                 Mashantucket Western Pequot Tribe, 6.5%
                                (1.0% cash, 5.50% PIK), 7/1/36 (PIK) (d)*                     404
     14,700,000                 Scientific Games International, Inc.,
                                10.0%, 12/1/22                                         13,009,499
        625,000                 Scientific Games International, Inc.,
                                6.25%, 9/1/20                                             434,375
                                                                                  ---------------
                                                                                  $    18,928,681
-------------------------------------------------------------------------------------------------
                                Hotels, Resorts & Cruise Lines -- 0.6%
      2,540,000                 Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)          $     2,578,100
      2,860,000                 Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)             3,110,250
                                                                                  ---------------
                                                                                  $     5,688,350
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Restaurants -- 0.1%
BRL   4,250,000                 Arcos Dorados Holdings, Inc., 10.25%,
                                7/13/16 (144A)                                    $       935,128
-------------------------------------------------------------------------------------------------
                                Specialized Consumer Services -- 0.4%
EURO  3,285,000                 Boing Group Financing Plc, 6.625%,
                                7/15/19 (144A)                                    $     3,398,697
                                                                                  ---------------
                                Total Consumer Services                           $    28,950,856
-------------------------------------------------------------------------------------------------
                                MEDIA -- 1.1%
                                Broadcasting -- 0.6%
EURO  5,000,000                 United Group BV, 7.875%, 11/15/20 (144A)          $     5,880,222
-------------------------------------------------------------------------------------------------
                                Cable & Satellite -- 0.2%
      2,500,000                 Intelsat Luxembourg SA, 7.75%, 6/1/21             $     1,475,000
      1,075,000                 Ziggo Bond Finance BV, 5.875%, 1/15/25 (144A)           1,023,938
                                                                                  ---------------
                                                                                  $     2,498,938
-------------------------------------------------------------------------------------------------
                                Movies & Entertainment -- 0.1%
      1,000,000                 WMG Acquisition Corp., 6.75%, 4/15/22 (144A)      $       925,630
-------------------------------------------------------------------------------------------------
                                Publishing -- 0.2%
      1,675,000                 MPL 2 Acquisition Canco, Inc., 9.875%,
                                8/15/18 (144A)                                    $     1,758,750
                                                                                  ---------------
                                Total Media                                       $    11,063,540
-------------------------------------------------------------------------------------------------
                                RETAILING -- 1.3%
                                Distributors -- 0.1%
      1,250,000                 LKQ Corp., 4.75%, 5/15/23                         $     1,228,125
-------------------------------------------------------------------------------------------------
                                Department Stores -- 0.5%
      2,285,000                 Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)    $     2,404,962
      2,950,000                 Grupo Famsa SAB de CV, 7.25%, 6/1/20 (144A)             2,677,125
                                                                                  ---------------
                                                                                  $     5,082,087
-------------------------------------------------------------------------------------------------
                                Computer & Electronics Retail -- 0.3%
      3,010,000                 Rent-A-Center, Inc., 4.75%, 5/1/21                $     2,468,200
-------------------------------------------------------------------------------------------------
                                Specialty Stores -- 0.4%
      4,365,000                 Outerwall, Inc., 5.875%, 6/15/21                  $     4,026,712
                                                                                  ---------------
                                Total Retailing                                   $    12,805,124
-------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.2%
                                Food Retail -- 0.2%
      2,535,000                 C&S Group Enterprises LLC, 5.375%,
                                7/15/22 (144A)                                    $     2,319,525
                                                                                  ---------------
                                Total Food & Staples Retailing                    $     2,319,525
-------------------------------------------------------------------------------------------------
                                Food, Beverage & Tobacco -- 9.4%
                                Distillers & Vintners -- 0.5%
      4,829,992                 CEDC Finance Corp., International, Inc., 10.0%,
                                4/30/18 (Step)                                    $     4,383,218
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 27

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Agricultural Products -- 0.1%
      1,625,000                 Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)        $     1,072,500
-------------------------------------------------------------------------------------------------
                                Packaged Foods & Meats -- 8.2%
      1,960,000                 Agrokor dd, 8.875%, 2/1/20 (144A)                 $     2,096,416
EURO  3,200,000                 Agrokor dd, 9.875%, 5/1/19 (144A)                       3,776,304
      4,450,000                 CFG Investment SAC, 9.75%, 7/30/19 (144A)               2,540,950
      1,246,000                 Chiquita Brands International, Inc., 7.875%,
                                2/1/21                                                  1,322,318
EURO  6,945,000                 Darling Global Finance BV, 4.75%, 5/30/22
                                (144A)                                                  7,134,082
      6,800,000                 FAGE Dairy Industry SA, 9.875%, 2/1/20 (144A)           7,089,000
        800,000                 JB y Co SA de CV, 3.75%, 5/13/25 (144A)                   779,880
      2,020,000                 JBS Investments GmbH, 7.75%, 10/28/20 (144A)            2,152,310
      3,135,000                 JBS USA LLC, 5.75%, 6/15/25 (144A)                      3,033,112
      3,615,000                 Marfrig Holdings Europe BV, 6.875%, 6/24/19
                                (144A)                                                  3,298,688
     12,248,000                 Marfrig Overseas, Ltd., 9.5%, 5/4/20 (144A)             2,248,000
      6,300,000                 MHP SA, 8.25%, 4/2/20 (144A)                            5,435,640
      3,755,000                 Minerva Luxembourg SA, 12.25%, 2/10/22
                                (144A)                                                  4,055,400
     11,550,000                 Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)            1,405,625
      6,500,000                 Pesquera Exalmar SAA, 7.375%, 1/31/20 (144A)            4,745,000
      5,340,000                 Post Holdings, Inc., 6.0%, 12/15/22 (144A)              5,366,700
      1,375,000                 Post Holdings, Inc., 6.75%, 12/1/21 (144A)              1,423,125
      1,675,000                 Post Holdings, Inc., 7.375%, 2/15/22                    1,764,780
        800,000                 Post Holdings, Inc., 7.75%, 3/15/24 (144A)                852,000
                                                                                  ---------------
                                                                                  $    80,519,330
-------------------------------------------------------------------------------------------------
                                Tobacco -- 0.6%
      7,165,000                 Alliance One International, Inc., 9.875%, 7/15/21 $     6,170,856
                                                                                  ---------------
                                Total Food, Beverage & Tobacco                    $    92,145,904
-------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 2.3%
                                Health Care Supplies -- 1.0%
      5,750,000                 ConvaTec Healthcare E SA, 10.5%,
                                12/15/18 (144A)                                   $     5,944,062
      3,200,000                 Immucor, Inc., 11.125%, 8/15/19                         3,280,000
                                                                                  ---------------
                                                                                  $     9,224,062
-------------------------------------------------------------------------------------------------
                                Health Care Facilities -- 0.8%
      2,555,000                 Amsurg Corp., 5.625%, 7/15/22                     $     2,510,288
      1,915,000                 CHS, 6.875%, 2/1/22                                     1,929,362
      1,320,000                 Kindred Healthcare Inc., 8.0%, 1/15/20                  1,320,000
      2,400,000                 Kindred Healthcare Inc., 6.375%, 4/15/22                2,268,000
                                                                                  ---------------
                                                                                  $     8,027,650
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Managed Health Care -- 0.5%
      4,930,000                 WellCare Health Plans, Inc., 5.75%, 11/15/20      $     5,151,850
                                                                                  ---------------
                                Total Health Care Equipment & Services            $    22,403,562
-------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 1.8%
                                Pharmaceuticals -- 1.8%
      4,980,000                 DPx Holdings BV, 7.5%, 2/1/22 (144A)              $     5,079,600
      6,165,000                 Endo Finance LLC, 5.375%, 1/15/23 (144A)                6,046,016
EURO  2,675,000                 Valeant Pharmaceuticals International, Inc.,
                                4.5%, 5/15/23                                           2,380,417
      5,305,000                 Valeant Pharmaceuticals International, Inc.,
                                5.875%, 5/15/23 (144A)                                  4,466,147
                                                                                  ---------------
                                                                                  $    17,972,180
                                                                                  ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                     $    17,972,180
-------------------------------------------------------------------------------------------------
                                BANKS -- 4.9%
                                Diversified Banks -- 4.2%
      3,485,000      9.25       Access Bank Plc, Floating Rate Note,
                                6/24/21 (144A)                                    $     3,014,525
        820,000      9.75       Banco Macro SA, Floating Rate Note, 12/18/36              815,900
      2,000,000                 Banco Nacional de Costa Rica, 6.25%,
                                11/1/23 (144A)                                          1,960,000
      2,400,000      6.38       Banco Santander SA, Floating Rate Note
                                (Perpetual)                                             2,346,000
      2,525,000      6.50       Bank of America Corp., Floating Rate
                                Note, 10/23/49                                          2,638,650
      3,425,000      6.25       Bank of America Corp., Floating Rate
                                Note, 9/29/49                                           3,473,121
      1,250,000                 BBVA Bancomer SA Texas, 6.75%, 9/30/22
                                (144A)                                                  1,402,500
      2,150,000      5.90       Citigroup, Inc., Floating Rate Note (Perpetual)         2,139,250
      1,200,000      5.88       Citigroup, Inc., Floating Rate Note (Perpetual)         1,187,712
      1,500,000      6.62       Credit Agricole SA, Floating Rate Note
                                (Perpetual) (144A)                                      1,477,500
      3,525,000      6.50       ING Groep NV, Floating Rate Note, 12/29/49              3,390,609
INR  42,350,000                 Inter-American Development Bank, 6.0%, 9/5/17             639,703
      4,825,000      7.70       Intesa Sanpaolo S.p.A., Floating Rate Note,
                                12/29/49 (144A)                                         4,879,281
      2,475,000                 Macquarie Bank, Ltd., 4.875%, 6/10/25 (144A)            2,460,734
      1,020,000      7.50       Royal Bank of Scotland Group Plc, Floating Rate
                                Note (Perpetual)                                        1,055,700
        750,000                 Sberbank of Russia Via SB Capital SA, 5.25%,
                                5/23/23 (144A)                                            660,938

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 29

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Diversified Banks (continued)
      1,355,000                 Trade & Development Bank of Mongolia LLC,
                                9.375%, 5/19/20 (144A)                            $     1,351,904
      2,725,000                 Vnesheconombank Via VEB Finance Plc, 6.902%,
                                7/9/20 (144A)                                           2,780,372
        775,000                 VTB Bank OJSC Via VTB Capital SA, 6.95%,
                                10/17/22 (144A)                                           741,226
      2,375,000      5.88       Wells Fargo & Co., Floating Rate Note
                                (Perpetual)                                             2,512,038
                                                                                  ---------------
                                                                                  $    40,927,663
-------------------------------------------------------------------------------------------------
                                Regional Banks -- 0.3%
      2,555,000      6.75       The PNC Financial Services Group, Inc., Floating
                                Rate Note (Perpetual)                             $     2,753,549
-------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- 0.4%
      4,000,000                 Alfa Bank AO Via Alfa Bond Issuance Plc, 7.5%,
                                9/26/19 (144A)                                    $     4,033,240
                                                                                  ---------------
                                Total Banks                                       $    47,714,452
-------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 5.0%
                                Other Diversified Financial Services -- 0.3%
INR 178,400,000                 European Bank for Reconstruction &
                                Development, 6.0%, 3/3/16                         $     2,715,767
-------------------------------------------------------------------------------------------------
                                Specialized Finance -- 1.5%
      3,045,000                 Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)     $     3,329,878
EURO  3,695,000                 EC Finance Plc, 5.125%, 7/15/21 (144A)                  4,229,578
      4,870,000                 Nationstar Mortgage LLC, 6.5%, 6/1/22                   4,383,000
      3,000,000                 Nationstar Mortgage LLC, 6.5%, 7/1/21                   2,745,000
                                                                                  ---------------
                                                                                  $    14,687,456
-------------------------------------------------------------------------------------------------
                                Consumer Finance -- 1.8%
      1,200,000                 Ally Financial, Inc., 4.125%, 3/30/20             $     1,239,000
        150,000                 Ally Financial, Inc., 4.625%, 5/19/22                     156,000
INR 241,840,000                 International Finance Corp., 7.75%, 12/3/16             3,729,833
INR 240,670,000                 International Finance Corp., 8.25%, 6/10/21             3,884,240
      4,263,547                 Tarjeta Naranja SA, 9.0%, 1/28/17 (144A)                4,231,570
      4,000,000                 Unifin Financiera SAPI de CV SOFOM ENR,
                                6.25%, 7/22/19 (144A)                                   3,860,000
                                                                                  ---------------
                                                                                  $    17,100,643
-------------------------------------------------------------------------------------------------
                                Asset Management & Custody Banks -- 0.4%
      3,800,000                 JBS Investment Management, Ltd., 7.25%,
                                4/3/24                                            $     3,904,500
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Investment Banking & Brokerage -- 1.0%
      3,550,000      5.55       Morgan Stanley, Floating Rate Note (Perpetual)    $     3,545,562
      5,650,000                 UBS AG, 7.625%, 8/17/22                                 6,534,677
                                                                                  ---------------
                                                                                  $    10,080,239
                                                                                  ---------------
                                Total Diversified Financials                      $    48,488,605
-------------------------------------------------------------------------------------------------
                                INSURANCE -- 5.5%
                                Life & Health Insurance -- 0.2%
GBP     954,047                 TIG FINCO Plc, 8.75%, 4/2/20                      $     1,360,230
GBP     168,361     8.50        TIG FINCO Plc, Floating Rate Note,
                                3/2/20 (144A)                                             271,730
                                                                                  ---------------
                                                                                  $     1,631,960
-------------------------------------------------------------------------------------------------
                                Reinsurance -- 5.3%
        450,000     5.95        Alamo Re, Ltd., Floating Rate Note, 6/7/18
                                (Cat Bond) (144A)                                 $       467,190
      3,314,020                 Altair Re, Variable Rate Notes, 6/30/16 (f)               234,301
      2,400,000                 Altair Re, Variable Rate Notes, 6/30/17 (f)             2,523,120
      1,300,000                 Arlington Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 8/31/16 (f)                        1,344,200
      1,000,000                 Berwick Segregated Account (Kane SAC Ltd.),
                                Variable Rate Note, 1/22/16 (f)                         1,125,700
        475,000     4.37        Blue Danube II, Ltd., Floating Rate Note,
                                5/23/16 (Cat Bond) (144A)                                 472,578
      3,900,000                 Carnoustie Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 2/19/16 (f)                        4,275,570
      1,400,000                 Clarendon Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 6/15/16 (f)                        1,388,100
        550,000     0.00        Compass Re II, Ltd., Floating Rate Note,
                                6/8/16 (Cat Bond)                                         547,910
      2,375,100                 Exeter Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 1/7/16 (f)                         2,583,634
      1,300,000                 Fairfield Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 2/2/16 (f)                         1,280,890
      5,400,000                 Gullane Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 1/22/17 (f)                        5,965,920
      1,093,300                 Hereford Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 1/7/16 (f)                         1,291,953
      1,000,000      3.76       Kilimanjaro Re, Ltd., Floating Rate Note,
                                11/25/19 (Cat Bond) (144A)                                991,100
        500,000                 Lahinch Re, Variable Rate Notes, 6/15/16 (f)              501,450
      2,400,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (f)       2,565,360
      1,067,200                 Muirfield Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 1/12/16 (f)                        1,194,837
      3,900,000                 Pangaea Re, Series 2015-1, Principal at Risk
                                Notes, 2/1/19 (f)                                       4,447,950

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 31

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Reinsurance (continued)
      4,500,000                 Pangaea Re, Series 2015-2, Principal at Risk
                                Notes, 11/30/19 (f)                               $     4,668,300
      4,070,000                 Pangaea Re, Variable Rate Notes, 7/1/18 (f)                73,260
      1,300,000                 Prestwick Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 7/1/16 (f)                         1,373,970
         13,467                 Sector Re V, Ltd., Variable Rate Notes, 12/1/17
                                (144A) (f)                                                 57,800
        950,000                 Sector Re V, Ltd., Variable Rate Notes, 12/1/19
                                (144A) (f)                                              1,079,960
          1,721                 Sector Re V, Ltd., Variable Rate Notes, 3/30/19
                                (144A) (f)                                                 40,471
      2,000,000                 Silverton Re, Ltd., Variable Rate Notes, 9/16/16
                                (144A) (f)                                                 40,000
      1,350,000                 Silverton Re, Ltd., Variable Rate Notes, 9/18/17
                                (144A) (f)                                              1,565,190
      2,600,000                 St. Andrews Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 1/22/16 (f)                        2,788,760
JPY  98,019,476                 Tralee Segregated Account (Kane SAC Ltd.),
                                Variable Rate Note, 7/15/17 (f)                           811,394
      1,101,200                 Troon Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 1/12/16 (f)                        1,196,123
        506,000                 Turnberry Segregated Account (Kane SAC Ltd.),
                                Variable Rate Notes, 1/15/16 (f)                          513,843
      3,800,000                 Versutus Ltd., Series 2015-A, Variable Rate
                                Notes, 12/31/17 (f)                                     4,407,240
                                                                                  ---------------
                                                                                  $    51,818,074
                                                                                  ---------------
                                Total Insurance                                   $    53,450,034
-------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 1.9%
                                Specialized REIT -- 0.6%
      2,608,675                 AAF Holdings LLC, 12.0% (144A)
                                (12.0% cash, 0.0% PIK), 7/1/19 (PIK)              $     2,732,587
      1,600,000                 Equinix, Inc., 5.375%, 1/1/22                           1,671,520
      1,455,000                 Equinix, Inc., 5.375%, 4/1/23                           1,513,200
                                                                                  ---------------
                                                                                  $     5,917,307
-------------------------------------------------------------------------------------------------
                                Diversified Real Estate Activities -- 0.1%
        995,000                 Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)      $       955,200
-------------------------------------------------------------------------------------------------
                                Real Estate Operating Companies -- 1.2%
      6,405,000                 IRSA Inversiones y Representaciones SA, 8.5%,
                                2/2/17 (144A)                                     $     6,405,000
      5,750,000                 IRSA Propiedades Comerciales SA, 7.875%,
                                5/11/17 (144A)                                          5,521,150
                                                                                  ---------------
                                                                                  $    11,926,150
                                                                                  ---------------
                                Total Real Estate                                 $    18,798,657
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 1.4%
                                Internet Software & Services -- 0.5%
      3,650,000                 Cimpress NV, 7.0%, 4/1/22 (144A)                  $     3,677,375
        700,000                 IAC, 4.875%, 11/30/18                                     719,250
                                                                                  ---------------
                                                                                  $     4,396,625
-------------------------------------------------------------------------------------------------
                                Data Processing & Outsourced Services -- 0.7%
      2,100,000                 Audatex North America, Inc., 6.0%,
                                6/15/21 (144A)                                    $     2,114,721
      3,100,000                 Cardtronics, Inc., 5.125%, 8/1/22                       3,007,000
      1,700,000                 NeuStar, Inc., 4.5%, 1/15/23                            1,462,000
                                                                                  ---------------
                                                                                  $     6,583,721
-------------------------------------------------------------------------------------------------
                                Application Software -- 0.2%
      1,945,000                 Citrix Systems, Inc., 0.5%, 4/15/19               $     2,212,438
                                                                                  ---------------
                                Total Software & Services                         $    13,192,784
-------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.2%
                                Communications Equipment -- 0.5%
      1,560,000                 CommScope Technologies Finance LLC, 6.0%,
                                6/15/25 (144A)                                    $     1,583,400
      1,475,000                 CommScope, Inc., 5.0%, 6/15/21 (144A)                   1,484,219
      1,315,000                 Plantronics, Inc., 5.5%, 5/31/23 (144A)                 1,338,012
                                                                                  ---------------
                                                                                  $     4,405,631
-------------------------------------------------------------------------------------------------
                                Computer Hardware Storage &
                                Peripherals -- 0.4%
      4,121,000                 Seagate HDD Cayman, 4.75%, 6/1/23                 $     3,823,748
-------------------------------------------------------------------------------------------------
                                Electronic Components -- 0.3%
      1,000,000                 Belden, Inc., 5.25%, 7/15/24 (144A)               $       935,000
EURO  1,800,000                 Belden, Inc., 5.5%, 4/15/23                             1,983,547
                                                                                  ---------------
                                                                                  $     2,918,547
                                                                                  ---------------
                                Total Technology Hardware & Equipment             $    11,147,926
-------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 0.3%
                                Semiconductor Equipment -- 0.2%
      1,930,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)               $     1,987,900
-------------------------------------------------------------------------------------------------
                                Semiconductors -- 0.1%
        955,000                 Advanced Micro Devices, Inc., 6.75%, 3/1/19       $       735,350
      2,329,430                 LDK Solar Co., Ltd., 5.535% (cash or PIK),
                                12/31/18 (PIK)                                            349,414
                                                                                  ---------------
                                                                                  $     1,084,764
                                                                                  ---------------
                                Total Semiconductors & Semiconductor
                                Equipment                                         $     3,072,664
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 33

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 7.3%
                                Integrated Telecommunication Services -- 3.7%
        2,260,000               CenturyLink, Inc., 5.625%, 4/1/25                 $     2,028,350
        2,790,000               Cincinnati Bell, Inc., 8.375%, 10/15/20                 2,908,575
COP 1,626,000,000               Empresa de Telecomunicaciones de Bogota,
                                7.0%, 1/17/23 (144A)                                      493,918
          250,000               Frontier Communications Corp., 7.125%, 1/15/23            223,125
        2,690,000               Frontier Communications Corp., 8.5%, 4/15/20            2,770,700
       10,345,000               Frontier Communications Corp., 8.75%, 4/15/22           9,957,062
          500,000               GCI, Inc., 6.75%, 6/1/21                                  517,500
        4,275,000               GCI, Inc., 6.875%, 4/15/25                              4,403,250
EURO    1,600,000               Telenet Finance V Luxembourg SCA, 6.25%,
                                8/15/22 (144A)                                          1,895,319
        6,285,000               Windstream Corp., 7.5%, 6/1/22                          5,224,406
        6,765,000               Windstream Services LLC, 7.75%, 10/15/20                6,088,500
                                                                                  ---------------
                                                                                  $    36,510,705
-------------------------------------------------------------------------------------------------
                                Wireless Telecommunication Services -- 3.6%
        2,800,000               Altice Financing SA, 6.5%, 1/15/22 (144A)         $     2,835,000
          320,000               Altice Financing SA, 6.625%, 2/15/23 (144A)               320,800
          600,000               Altice Finco SA, 8.125%, 1/15/24 (144A)                   597,000
        3,320,000               Digicel, Ltd., 6.0%, 4/15/21 (144A)                     2,988,000
        1,500,000               Mobile Telesystems OJSC via MTS International
                                Funding, Ltd., 5.0%, 5/30/23 (144A)                     1,385,625
        9,770,000               Sprint Corp., 7.25%, 9/15/21                            8,976,188
        2,750,000               Unison Ground Lease Funding LLC, 5.78%,
                                3/16/43 (144A)                                          2,718,980
        7,800,000               Vimpel Communications Via VIP Finance Ireland,
                                Ltd. OJSC, 7.748%, 2/2/21 (144A)                        8,293,132
        4,875,000               VimpelCom Holdings BV, 7.5043%, 3/1/22 (144A)           5,130,938
RUB   124,400,000               VimpelCom Holdings BV, 9.0%, 2/13/18 (144A)             1,833,762
                                                                                  ---------------
                                                                                  $    35,079,425
                                                                                  ---------------
                                Total Telecommunication Services                  $    71,590,130
-------------------------------------------------------------------------------------------------
                                UTILITIES -- 3.8%
                                Electric Utilities -- 2.3%
        1,610,000               ContourGlobal Power Holdings SA, 7.125%,
                                6/1/19 (144A)                                     $     1,605,975
        3,725,000    5.25       Electricite de France SA, Floating Rate Note
                                (Perpetual) (144A)                                      3,706,375
          711,000               Empresa Distribuidora Y Comercializadora
                                Norte, 9.75%, 10/25/22 (144A)                             642,033
        1,830,000               Empresa Electrica Angamos SA, 4.875%,
                                5/25/29 (144A)                                          1,717,450
        2,995,000    8.13       Enel S.p.A., Floating Rate Note, 9/24/73 (144A)         3,451,738

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Electric Utilities (continued)
         64,324                 FPL Energy National Wind Portfolio LLC, 6.125%,
                                3/25/19 (144A)                                    $        64,324
        164,149                 FPL Energy Wind Funding LLC, 6.876%,
                                6/27/17 (144A)                                            160,866
      3,760,000                 Talen Energy Supply LLC, 4.625%, 7/15/19
                                (144A)                                                  3,439,648
      3,225,000                 Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)            2,862,188
      5,395,000                 TerraForm Power, 9.75%, 8/15/22 (144A)                  4,828,525
                                                                                  ---------------
                                                                                  $    22,479,122
-------------------------------------------------------------------------------------------------
                                Multi-Utilities -- 0.5%
      4,582,675                 Ormat Funding Corp., 8.25%, 12/30/20              $     4,582,675
-------------------------------------------------------------------------------------------------
                                Independent Power Producers & Energy
                                Traders -- 1.0%
      3,000,000                 AES Corp., 5.5%, 4/15/25                          $     2,790,000
        940,000                 Instituto Costarricense de Electricidad, 6.95%,
                                11/10/21 (144A)                                           958,800
      6,000,000                 NRG Energy, Inc., 6.25%, 5/1/24                         5,370,000
        500,000                 Star Energy Geothermal Wayang Windu, Ltd.,
                                6.125%, 3/27/20 (144A)                                    486,250
        590,000                 TerraForm Power Operating LLC, 5.875%,
                                2/1/23 (144A)                                             544,275
                                                                                  ---------------
                                                                                  $    10,149,325
                                                                                  ---------------
                                Total Utilities                                   $    37,211,122
-------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS
                                (Cost $851,613,886)                               $   762,766,929
-------------------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT BONDS -- 4.1%
      1,845,000                 Africa Finance Corp., 4.375%, 4/29/20 (144A)      $     1,870,830
      2,655,000                 Banque Cent de Tunisie, 5.75%, 1/30/25 (144A)           2,489,487
      1,220,000                 Ecuador Government International Bond, 10.5%,
                                3/24/20 (144A)                                          1,012,600
      2,175,000                 Kenya Government International Bond, 5.875%,
                                6/24/19 (144A)                                          2,105,182
      2,530,000                 Kenya Government International Bond, 6.875%,
                                6/24/24 (144A)                                          2,345,942
MXN 187,342,112                 Mexican Udibonos, 2.0%, 6/9/22                         10,995,651
MXN   9,170,369                 Mexican Udibonos, 3.5%, 12/14/17                          589,785
EURO  2,175,000                 Mexico Government International Bond, 4.0%,
                                3/15/15                                                 2,154,762
      1,415,000                 Namibia International Bonds, 5.25%,
                                10/29/25 (144A)                                         1,400,850
      2,753,280                 Province of Salta Argentina, 9.5%, 3/16/22
                                (144A)                                                  2,698,214

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 35

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT BONDS (continued)
      1,025,000                 Provincia de Buenos Aires Argentina, 10.875%,
                                1/26/21 (144A)                                    $     1,086,500
      1,260,000                 Provincia de Buenos Aires Argentina, 9.95%,
                                6/9/21 (144A)                                           1,297,800
RON  12,380,000                 Romania Government Bond, 5.85%, 4/26/23                 3,617,924
RON     610,000                 Romania Government Bond, 5.95%, 6/11/21                   176,615
RUB  49,399,000                 Russian Federal Bond -- OFZ, 7.0%, 8/16/23                656,250
      2,000,000                 Rwanda International Government Bond, 6.625%,
                                5/2/23 (144A)                                           1,929,408
      1,360,000                 Sri Lanka Government International Bond, 6.85%,
                                11/3/25 (144A)                                          1,351,500
      3,700,000                 Zambia Government International Bond, 5.375%,
                                9/20/22 (144A)                                          2,738,000
                                                                                  ---------------
                                                                                  $    40,517,300
-------------------------------------------------------------------------------------------------
                                TOTAL FOREIGN GOVERNMENT BONDS
                                (Cost $46,811,367)                                $    40,517,300
-------------------------------------------------------------------------------------------------
                                SENIOR FLOATING RATE LOAN
                                INTERESTS -- 4.6%**
                                ENERGY -- 0.2%
                                Coal & Consumable Fuels -- 0.2%
      4,700,000     18.15       Bumi Resources Tbk PT, Term Loan, 8/15/13         $     1,527,500
      1,034,769      8.15       Long Haul Holdings, Ltd., Facility B Loan,
                                11/17/13 (d)*                                             336,300
                                                                                  ---------------
                                                                                  $     1,863,800
                                                                                  ---------------
                                Total Energy                                      $     1,863,800
-------------------------------------------------------------------------------------------------
                                MATERIALS -- 0.0%+
                                Diversified Metals & Mining -- 0.0%+
        436,387      3.75       Fortescue Metals Group, Ltd., Bank Loan, 6/30/19  $       370,820
                                                                                  ---------------
                                Total Materials                                   $       370,820
-------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 0.1%
                                Metal & Glass Containers -- 0.1%
        535,722      4.75       Pro Mach Group, Inc., Dollar Term Loan, 10/22/21  $       536,057
                                                                                  ---------------
                                Total Capital Goods                               $       536,057
-------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                Diversified Support Services -- 0.1%
        497,110      5.37       IAP Worldwide Services, Inc., Term Loan, 7/18/19  $       499,595
-------------------------------------------------------------------------------------------------
                                Security & Alarm Services -- 0.1%
      1,012,104      4.25       Monitronics International, Inc., Term B Loan,
                                3/23/18                                           $     1,007,549
                                                                                  ---------------
                                Total Commercial Services & Supplies              $     1,507,144
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-------------------------------------------------------------------------------------------------
                  Floating
 Principal        Rate (b)
 Amount ($)       (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 0.1%
                                Air Freight & Logistics -- 0.1%
        987,275      6.75       Ozburn-Hessey Holding Co., LLC, 5/23/19           $       982,956
                                                                                  ---------------
                                Total Transportation                              $       982,956
-------------------------------------------------------------------------------------------------
                                AUTOMOBILES & COMPONENTS -- 0.2%
                                Auto Parts & Equipment -- 0.2%
          3,158      3.50       Allison Transmission, Inc.,
                                Term B-3 Loan, 8/23/19                            $         3,165
      2,000,198      4.50       TI Group Automotive Systems LLC, Initial US
                                Term Loan, 6/25/22                                      1,987,697
                                                                                  ---------------
                                                                                  $     1,990,862
                                                                                  ---------------
                                Total Automobiles & Components                    $     1,990,862
-------------------------------------------------------------------------------------------------
                                MEDIA -- 0.3%
                                Advertising -- 0.2%
      2,160,095      6.75       Affinion Group, Inc., Tranche B Term Loan,
                                4/30/18                                           $     2,079,992
-------------------------------------------------------------------------------------------------
                                Cable & Satellite -- 0.1%
      1,230,307      4.50       WideOpenWest Finance LLC, Replacement
                                Term B Loan, 4/1/19                               $     1,214,800
                                                                                  ---------------
                                Total Media                                       $     3,294,792
-------------------------------------------------------------------------------------------------
                                RETAILING -- 0.6%
                                Automotive Retail -- 0.6%
      5,718,750      5.25       CWGS Group LLC, Term Loan, 2/20/20                $     5,722,324
                                                                                  ---------------
                                Total Retailing                                   $     5,722,324
-------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 0.1%
                                Food Distributors -- 0.1%
      1,021,864      5.75       AdvancePierre Foods, Inc., Term Loan (First
                                Lien), 7/10/17                                    $     1,024,035
                                                                                  ---------------
                                Total Food & Staples Retailing                    $     1,024,035
-------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                Health Care Services -- 0.6%
      1,014,830      4.25       Alliance HealthCare Services, Inc., Initial Term
                                Loan, 6/3/19                                      $     1,010,707
        474,656      6.50       Ardent Legacy Acquisitions, Inc. (Ardent
                                Mergeco, LLC), Term Loan, 7/31/21                         475,249
        696,116      6.50       BioScrip, Inc., Initial Term B Loan, 7/31/20              640,427
        417,670      6.50       BioScrip, Inc., Term Loan, 7/31/20                        384,256
      2,511,750      4.25       National Mentor Holdings, Inc., Tranche B Term
                                Loan, 1/31/21                                           2,474,074
      1,330,000      4.50       National Surgical Hospitals, Inc.
                                (a.k.a. National Specialty Hospitals, Inc.),
                                Term Loan (First Lien), 5/15/22                         1,306,725
                                                                                  ---------------
                                                                                  $     6,291,438
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 37

-------------------------------------------------------------------------------------------------
                  Floating
Principal         Rate (b)
Amount ($)        (unaudited)                                                     Value
-------------------------------------------------------------------------------------------------
                                Managed Health Care -- 0.1%
        756,082      9.75       MMM Holdings, Inc., Term Loan, 10/9/17 (d)*       $       559,501
        549,668      9.75       MSO of Puerto Rico, Inc., MSO Term Loan,
                                12/12/17 (d)*                                             406,754
                                                                                  ---------------
                                                                                  $       966,255
                                                                                  ---------------
                                Total Health Care Equipment & Services            $     7,257,693
-------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 0.9%
                                Biotechnology -- 0.9%
      9,630,863      7.00       Lantheus Medical Imaging, Inc., Initial Term
                                Loan, 6/25/22                                     $     9,004,856
                                                                                  ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                     $     9,004,856
-------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.3%
                                Investment Banking & Brokerage -- 0.3%
      2,790,000      8.33       MJ Acquisition Corp., 2nd Lien Term Loan, 4/8/23  $     2,803,950
                                                                                  ---------------
                                Total Diversified Financials                      $     2,803,950
-------------------------------------------------------------------------------------------------
                                INSURANCE -- 0.1%
                                Multi-line Insurance -- 0.1%
        550,972      4.50       Alliant Holdings I LLC,
                                Initial Term Loan, 7/28/22                        $       545,979
                                                                                  ---------------
                                Total Insurance                                   $       545,979
-------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 0.8%
                                Application Software -- 0.8%
      4,373,318      8.50       Expert Global Solutions, Inc., Term B Advance
                                (First Lien), 4/3/18                              $     4,343,252
      3,500,000      9.75       Vertafore, Inc., Term Loan (Second Lien),
                                10/29/17                                                3,512,250
                                                                                  ---------------
                                                                                  $     7,855,502
                                                                                  ---------------
                                Total Software & Services                         $     7,855,502
-------------------------------------------------------------------------------------------------
                                TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                (Cost $49,200,741)                                $    44,760,770
-------------------------------------------------------------------------------------------------
                                MUNICIPAL COLLATERALIZED DEBT
                                OBLIGATION -- 0.1%
                                Municipal General -- 0.1%
      8,875,000      0.00       Non-Profit Preferred Funding Trust I, Floating
                                Rate Note, 9/15/37 (144A)                         $       561,610
-------------------------------------------------------------------------------------------------
                                TOTAL MUNICIPAL COLLATERALIZED
                                DEBT OBLIGATION
                                (Cost $8,859,299)                                 $       561,610
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------
Shares                                                                            Value
------------------------------------------------------------------------------------------------
                                RIGHTS / WARRANTS -- 0.1%
                                FOOD, BEVERAGE & TOBACCO -- 0.1%
                                Distillers & Vintners -- 0.1%
      5,578,091                 Marie Brizard Wine & Spirits SA, 12/23/16         $       613,953
                                                                                  ---------------
                                Total Food, Beverage & Tobacco                    $       613,953
-------------------------------------------------------------------------------------------------
                                TOTAL RIGHTS / WARRANTS
                                (Cost $303,271)                                   $       613,953
-------------------------------------------------------------------------------------------------
                                TOTAL INVESTMENT IN SECURITIES -- 97.4%
                                (Cost $1,077,100,969) (a) (g)                     $   951,613,744
-------------------------------------------------------------------------------------------------
                                OTHER ASSETS & LIABILITIES -- 2.6%                $    24,948,644
-------------------------------------------------------------------------------------------------
                                TOTAL NET ASSETS -- 100.0%                        $   976,562,388
=================================================================================================

*           Non-income producing security.

+           Amount rounds to less than 0.1%.

(PIK)       Represents a Pay-in kind security.

REMICS      Real Estate Mortgage Investment Conduits.

REIT        Real Estate Investment Trust.

(A.D.R.)    American Depositary Receipts.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe or event linked bond. At October 31, 2015 the value of these securities amounted to $2,478,778 or 0.3% of total net assets. See Notes to Financial Statements -- 1H.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2015, the value of these securities amounted to $441,462,710 or 45.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 39

(a) At October 31, 2015, the net unrealized depreciation on investments based on cost for federal income tax purposes of $1,081,246,084 was as follows:

              Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                   $   20,444,929

              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                     (150,077,269)
                                                                                  ---------------
              Net unrealized depreciation                                         $ (129,632,340)
                                                                                  ===============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)         Security is in default.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers). See Notes To Financial Statements -- Note 1A.

(f) Structured reinsurance investment. At October 31, 2015, the value of these securities amounted to $49,423,046 or 5.1% of total net assets. See Notes To Financial Statements -- Note 1H.

(g) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

            United States                                                  53.7%
            Luxembourg                                                      6.5%
            Bermuda                                                         5.0%
            Netherlands                                                     3.8%
            United Kingdom                                                  3.7%
            Mexico                                                          3.4%
            Ireland                                                         3.2%
            Argentina                                                       2.7%
            Cayman Islands                                                  2.6%
            Canada                                                          2.2%
            Australia                                                       1.5%
            Supranational                                                   1.3%
            Other (individually less than 1.0%)                            10.4%
                                                                          ------
                                                                          100.0%
                                                                          ======

NOTE:       Principal amounts are denominated in U.S. Dollars unless
            otherwise noted:
            BRL        Brazilian Real
            COP        Colombian Peso
            EURO       Euro
            GBP        British Pound Sterling
            INR        Indian Rupee
            JPY        Japanese Yen
            MXN        Mexican Peso
            NOK        Norwegian Krone
            RON        Romanian Leu
            RUB        Russian Ruble

Purchases and Sales of securities (excluding temporary cash investments) for the year ended October 31, 2015 were as follows:

--------------------------------------------------------------------------------
                                              Purchases           Shares
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities          $         --        $ 13,600,547
Other Long-Term Securities                    $367,411,542        $503,048,504

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------
                                     Level 1      Level 2       Level 3      Total
-----------------------------------------------------------------------------------------
Convertible Corporate Bonds
  Materials
     Steel                           $        --  $         --  $    39,144  $     39,144
  All Other Corporate Bonds                   --    38,698,904           --    38,698,904
Preferred Stocks
  Transportation
     Air Freight & Logistics                  --     1,542,676           --     1,542,676
  Diversified Financials
     Consumer Finance                  9,185,148     1,587,442           --    10,772,590
  Insurance
     Reinsurance                              --            --       83,750        83,750
  All Other Preferred Stocks           4,740,656            --           --     4,740,656
Common Stock
  Capital Goods
     Industrial Machinery                     --            --        1,560         1,560
  Commercial Services & Supplies
     Diversified Support Services             --        88,095           --        88,095
  Transportation
     Air Freight & Logistics                  --       712,642           --       712,642
  Consumer Services
     Education Services                       --       278,681           --       278,681
  Diversified Financials
     Specialized Finance                      --            --      742,020       742,020
  Insurance
     Life & Health Insurance                  --            --    7,009,155     7,009,155
  All Other Common Stocks              5,935,294            --           --     5,935,294
Asset Backed Securities                       --     8,782,143           --     8,782,143
Collateralized Mortgage Obligations           --    22,965,872           --    22,965,872
Corporate Bonds
  Materials
     Steel                                    --    10,457,825       45,854    10,503,679
  Capital Goods
     Industrial Machinery                     --     3,574,200    2,099,791     5,673,991
  Insurance
     Reinsurance                              --     2,478,778   49,339,296    51,818,074
  All Other Corporate Bonds                   --   694,771,185           --   694,771,185
Foreign Government Bonds                      --    40,517,300           --    40,517,300
Senior Floating Rate Loan Interests           --    44,760,770           --    44,760,770
Municipal Collateralized
  Debt Obligation                             --       561,610           --       561,610
Rights/Warrants                          613,953            --           --       613,953
-----------------------------------------------------------------------------------------
Total                                $20,475,051  $871,778,123  $59,360,570  $951,613,744
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 41

------------------------------------------------------------------------------------------
                                    Level 1      Level 2       Level 3      Total
------------------------------------------------------------------------------------------
Other Financial Instruments
Unrealized appreciation
  on forward foreign
  currency contracts                $      --    $ 436,049     $     --     $     436,049
Unrealized depreciation
  on forward foreign
  currency contracts                       --     (179,385)          --          (179,385)
------------------------------------------------------------------------------------------
Total Other
  Financial Instruments             $      --    $ 256,664     $     --     $     256,664
==========================================================================================

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of October 31, 2015.

-----------------------------------------------------------------------------------------

                                   Level 1      Level 2        Level 3      Total
-----------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value       $      --    $ 10,537,677   $      --    $  10,537,677
-----------------------------------------------------------------------------------------
Total:                             $      --    $ 10,537,677   $      --    $  10,537,677
=========================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/15

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):


------------------------------------------------------------------------------------------------------
                                              Convertible
                                  Common      Corporate     Preferred     Corporate
                                  Stocks      Bonds         Stocks        Bonds          Total
------------------------------------------------------------------------------------------------------
Balance as of 10/31/14            $  700,002  $ 3,047,736   $ 4,260,476   $ 28,067,018   $ 36,075,232
Realized gain (loss)(1)                   --           --            --     (1,969,390)    (1,969,390)
Change in unrealized
  appreciation (depreciation)(2)     167,817      (97,492)   (3,629,725)    (5,736,151)    (9,295,551)
Purchases                          6,884,916           --            --     49,507,611     56,392,527
Sales                                     --           --            --    (18,931,148)   (18,931,148)
Transfers in to Level 3*                  --           --            --             --             --
Transfers out of Level 3*                 --           --            --             --             --
Transfers in and out of
  Level 3 categories                      --   (2,911,100)     (547,001)       547,001     (2,911,100)
------------------------------------------------------------------------------------------------------
Balance as of 10/31/15            $7,752,735  $    39,144   $    83,750   $ 51,484,941   $ 59,360,570
======================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2015, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation)
     of investments still held as of 10/31/15                      $(10,877,612)
                                                                   -------------

      The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 43

Statement of Assets and Liabilities | 10/31/15

ASSETS:
  Investment in securities (cost $1,077,100,969)                             $   951,613,744
  Foreign currencies, at value (cost $10,764,739)                                 10,537,677
  Receivables --
     Investment securities sold                                                   21,752,115
     Fund shares sold                                                              1,395,881
     Dividends                                                                        48,202
     Interest                                                                     18,712,687
  Unrealized appreciation on forward foreign currency contracts                      436,049
  Other assets                                                                       115,565
---------------------------------------------------------------------------------------------
         Total assets                                                        $ 1,004,611,920
---------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                         $    15,054,226
     Fund shares repurchased                                                       4,119,931
     Distributions                                                                   668,299
     Trustee fees                                                                      5,196
  Unrealized depreciation on forward foreign currency contracts                      179,385
  Due to affiliates                                                                  373,979
  Due to custodian                                                                 7,499,585
  Accrued expenses                                                                   148,931
---------------------------------------------------------------------------------------------
         Total liabilities                                                   $    28,049,532
---------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                            $ 1,505,079,342
  Distributions in excess of net investment income                                (5,057,703)
  Accumulated net realized loss on investments, written options
     and foreign currency transactions                                          (397,925,339)
  Net unrealized depreciation on investments                                    (125,487,225)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies                  (46,687)
---------------------------------------------------------------------------------------------
         Total net assets                                                    $   976,562,388
---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $254,056,196/29,421,679 shares)*                         $          8.64
  Class C (based on $237,162,548/27,529,024 shares)                          $          8.62
  Class Y (based on $485,343,644/57,172,368 shares)                          $          8.49
MAXIMUM OFFERING PRICE:
  Class A ($8.64 (divided by) 95.5%)                                         $          9.05
=============================================================================================

* Net asset value per share does not recalculate due to the rounding of net assets and/or shares outstanding.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Statement of Operations

For the Year Ended 10/31/15

INVESTMENT INCOME:
  Interest (net of foreign taxes withheld of $59,996)         $  86,076,113
  Dividends                                                       2,210,222
---------------------------------------------------------------------------------------------
         Total investment income                                              $   88,286,335
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $   7,834,144
  Transfer agent fees
     Class A                                                        177,519
     Class B*                                                           465
     Class C                                                         65,943
     Class Y                                                         14,739
     Class Z**                                                        2,334
  Distribution fees
     Class A                                                        793,963
     Class B*                                                         4,672
     Class C                                                      2,892,124
  Shareholder communication expense                               1,453,665
  Administrative expense                                            348,824
  Custodian fees                                                     62,292
  Registration fees                                                 135,916
  Professional fees                                                 115,056
  Printing expense                                                   56,560
  Fees and expenses of nonaffiliated Trustees                        52,278
  Miscellaneous                                                     117,427
---------------------------------------------------------------------------------------------
     Total expenses                                                           $   14,127,921
---------------------------------------------------------------------------------------------
        Net investment income                                                 $   74,158,414
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                              $ (96,592,604)
     Written options                                                 81,114
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies        (3,169,346)  $  (99,680,836)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                              $ (56,263,053)
     Written options                                                (81,027)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies          (571,521)  $  (56,915,601)
---------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments,
     written options and foreign currency transactions                        $ (156,596,437)
---------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                        $  (82,438,023)
---------------------------------------------------------------------------------------------

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 45

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                             Year Ended       Year Ended
                                                             10/31/15         10/31/14
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                        $   74,158,414   $  106,077,996
Net realized loss on investments, written options and
  foreign currency transactions                                 (99,680,836)     (47,411,485)
Change in net unrealized appreciation (depreciation)
  on investments, written options and foreign
  currency transactions                                         (56,915,601)      (5,339,705)
---------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
         from operations                                     $  (82,438,023)  $   53,326,806
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.46 and $0.63 per share, respectively)       $  (16,116,373)  $  (29,832,295)
     Class B* ($0.02 and $0.54 per share, respectively)             (27,063)      (1,182,126)
     Class C ($0.40 and $0.56 per share, respectively)          (12,638,032)     (21,500,514)
     Class Y ($0.48 and $0.65 per share, respectively)          (30,502,564)     (47,729,543)
     Class Z** ($0.39 and $0.67 per share, respectively)           (230,464)        (543,124)
Tax return of capital:
     Class A ($0.08 and $0.03 per share, respectively)           (2,723,523)      (1,332,258)
     Class B* ($0.00 and $0.03 per share, respectively)                  --          (59,960)
     Class C ($0.08 and $0.03 per share, respectively)           (2,484,930)      (1,097,458)
     Class Y ($0.08 and $0.03 per share, respectively)           (4,980,188)      (2,094,367)
     Class Z** ($0.08 and $0.03 per share, respectively)            (33,644)         (23,348)
---------------------------------------------------------------------------------------------
         Total distributions to shareowners                  $  (69,736,781)  $ (105,394,993)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                 $  225,138,161   $  354,742,504
Reinvestment of distributions                                    60,938,540       90,790,119
Cost of shares repurchased                                     (591,554,304)    (727,085,172)
---------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from
         Fund share transactions                             $ (305,477,603)  $ (281,552,549)
---------------------------------------------------------------------------------------------
     Net decrease in net assets                              $ (457,652,407)  $ (333,620,736)
NET ASSETS:
Beginning of year                                             1,434,214,795    1,767,835,531
---------------------------------------------------------------------------------------------
End of year                                                  $  976,562,388   $1,434,214,795
---------------------------------------------------------------------------------------------
Distributions in excess of net investment income             $   (5,057,703)  $   (5,794,105)
=============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Global High Yield Fund | Annual Report | 10/31/15

---------------------------------------------------------------------------------------------
                              Year Ended    Year Ended          Year Ended    Year Ended
                              10/31/15      10/31/15            10/31/14      10/31/14
                              Shares        Amount              Shares        Amount
---------------------------------------------------------------------------------------------
Class A
Shares sold                     5,705,189   $     53,564,125      8,067,204   $   81,377,053
Reinvestment of
  distributions                 1,834,846         16,763,907      2,764,874       27,820,854
Less shares repurchased       (16,272,631)      (149,194,095)   (25,172,337)    (253,478,131)
---------------------------------------------------------------------------------------------
     Net decrease              (8,732,596)  $    (78,866,063)   (14,340,259)  $ (144,280,224)
=============================================================================================
Class B*
Shares sold or exchanged               --   $             --         14,948   $      150,417
Reinvestment of
  distributions                        --                 --        102,969        1,036,710
Less shares repurchased        (1,751,406)       (17,041,325)      (915,740)      (9,227,142)
---------------------------------------------------------------------------------------------
     Net decrease              (1,751,406)  $    (17,041,325)      (797,823)  $   (8,040,015)
=============================================================================================
Class C
Shares sold                     1,679,200   $     15,503,386      2,475,431   $   24,886,168
Reinvestment of
  distributions                 1,313,253         11,966,321      1,754,663       17,594,670
Less shares
  repurchased                 (11,734,031)      (107,116,018)    (9,625,103)     (96,598,207)
---------------------------------------------------------------------------------------------
     Net decrease              (8,741,578)  $    (79,646,311)    (5,395,009)  $  (54,117,369)
=============================================================================================
Class Y
Shares sold                    17,127,325   $    154,449,905     24,549,196   $  242,996,219
Reinvestment of
  distributions                 3,568,721         32,030,832      4,439,341       43,873,059
Less shares repurchased       (34,480,930)      (310,458,535)   (36,416,108)    (360,141,371)
---------------------------------------------------------------------------------------------
     Net decrease             (13,784,884)  $   (123,977,798)    (7,427,571)  $  (73,272,093)
=============================================================================================
Class Z**
Shares sold                       169,502   $      1,620,745        509,128   $    5,332,647
Reinvestment of
  distributions                    18,590            177,480         44,874          464,826
Less shares repurchased          (826,914)        (7,744,331)      (737,520)      (7,640,321)
---------------------------------------------------------------------------------------------
     Net decrease                (638,822)  $     (5,946,106)      (183,518)  $   (1,842,848)
=============================================================================================

*    Class B shares converted to Class A shares on November 10, 2014.

**   Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 47

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year                      Year Ended     Year Ended     Year Ended
                                                             Ended         Year Ended  10/31/13       10/31/12       10/31/11
                                                             10/31/15      10/31/14    (Consolidated) (Consolidated) (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.79     $  10.13     $   10.13      $   9.83       $  10.53
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.58(a)  $   0.66     $    0.71      $   0.76       $   0.77
   Net realized and unrealized gain (loss) on investments       (1.19)       (0.34)        (0.02)         0.35          (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.61)    $   0.32     $    0.69      $   1.11       $   0.07
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.46)    $  (0.63)    $   (0.69)     $  (0.81)      $  (0.77)
   Tax return of capital                                        (0.08)       (0.03)           --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.54)    $  (0.66)    $   (0.69)     $  (0.81)      $  (0.77)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.15)    $  (0.34)    $      --      $   0.30       $  (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.64     $   9.79     $   10.13      $  10.13       $   9.83
===================================================================================================================================
Total return*                                                   (6.36)%       3.16%         6.96%        11.89%          0.49%
Ratio of net expenses to average net assets                      1.17%        1.13%         1.10%         1.10%          1.09%
Ratio of net investment income (loss) to average net assets      6.31%        6.62%         6.97%         7.74%          7.37%
Portfolio turnover rate                                            32%          32%           33%           33%            52%
Net assets, end of period (in thousands)                     $254,056     $373,543     $ 531,829      $602,568       $648,746
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

48 Pioneer Global High Yield Fund | Annual Report | 10/31/15

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year                      Year Ended     Year Ended     Year Ended
                                                             Ended        Year Ended   10/31/13       10/31/12       10/31/11
                                                             10/31/15     10/31/14     (Consolidated) (Consolidated) (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   9.76     $  10.10     $   10.10      $   9.80       $  10.49
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.51(a)  $   0.59     $    0.63      $   0.69       $   0.70
   Net realized and unrealized gain (loss) on investments       (1.17)       (0.34)        (0.01)         0.35          (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.66)    $   0.25     $    0.62      $   1.04       $   0.01
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.40)    $  (0.56)    $   (0.62)     $  (0.74)      $  (0.70)
   Tax return of capital                                        (0.08)       (0.03)           --            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.48)    $  (0.59)    $   (0.62)     $  (0.74)      $  (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.14)    $  (0.34)    $      --      $   0.30       $  (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.62     $   9.76     $   10.10      $  10.10       $   9.80
===================================================================================================================================
Total return*                                                   (6.96)%       2.43%         6.23%        11.17%         (0.13)%
Ratio of net expenses to average net assets                      1.87%        1.83%         1.81%         1.78%          1.78%
Ratio of net investment income (loss) to average net assets      5.61%        5.91%         6.26%         7.08%          6.72%
Portfolio turnover rate                                            32%          32%           33%           33%            52%
Net assets, end of period (in thousands)                     $237,163     $354,162     $ 420,932      $468,920       $460,476
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 49

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year                      Year Ended     Year Ended     Year Ended
                                                             Ended        Year Ended   10/31/13       10/31/12       10/31/11
                                                             10/31/15     10/31/14     (Consolidated) (Consolidated) (Consolidated)
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.62     $   9.96     $    9.96      $   9.66       $    10.35
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.60(a)  $   0.67     $    0.72      $   0.76       $     0.81
   Net realized and unrealized gain (loss) on investments       (1.17)       (0.33)        (0.01)         0.37            (0.70)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.57)    $   0.34     $    0.71      $   1.13       $     0.11
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.48)    $  (0.65)    $   (0.71)     $  (0.83)      $    (0.80)
   Tax return of capital                                        (0.08)       (0.03)           --            --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (0.56)    $  (0.68)    $   (0.71)     $  (0.83)      $    (0.80)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (1.13)    $  (0.34)    $      --      $   0.30       $    (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   8.49     $   9.62     $    9.96      $   9.96       $     9.66
===================================================================================================================================
Total return*                                                   (6.08)%       3.40%         7.27%        12.35%            0.85%
Ratio of net expenses to average net assets                      0.87%        0.84%         0.82%         0.80%            0.74%
Ratio of net investment income (loss) to average net assets      6.60%        6.88%         7.24%         8.03%            7.72%
Portfolio turnover rate                                            32%          32%           33%           33%              52%
Net assets, end of period (in thousands)                     $485,344     $682,911     $ 780,656      $945,946       $1,364,543
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

(a) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

50 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Notes to Financial Statements | 10/31/15

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust VII (the Trust), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 51

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price is deemed to be unreliable, price information will be obtained from an alternate loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Shares of money market mutual funds are valued at such funds' net asset value. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or senior loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair value valuation team is responsible for

52 Pioneer Global High Yield Fund | Annual Report | 10/31/15 monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2015, ten securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or through a third party using an insurance industry valuation model) representing 1.0% of net assets.

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 53

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (See Note 8).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

54 Pioneer Global High Yield Fund | Annual Report | 10/31/15

     At October 31, 2015, the Fund reclassified $13,907,516 to increase distributed in excess of net investment income and $13,907,516 to decrease accumulated net realized loss on investments, written options and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At October 31, 2015, the Fund was permitted to carry forward indefinitely $14,957,489 of short-term losses and $147,107,113 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2015, the Fund had a net capital loss carryforward of $235,848,362 of which the following amounts will expire between 2016 and 2018 if not utilized: $4,718,467 in 2016, $204,858,985 in 2017 and $26,270,910 in 2018.

     The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 were as follows:

     ---------------------------------------------------------------------------
                                                   2015                     2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                        $59,414,496             $100,787,602
     Return of capital                       10,222,285                4,607,391
     ---------------------------------------------------------------------------
         Total                              $69,736,781             $105,394,993
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                            2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Capital loss carryforward                                    $(397,912,964)
     Current year dividend payable                                     (668,299)
     Net unrealized depreciation                                   (129,935,691)
     ---------------------------------------------------------------------------
         Total                                                    $(528,516,954)
     ===========================================================================

     The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts, adjustments relating to catastrophe bonds, partnerships, interest on defaulted bonds, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $28,208 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2015.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 55

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Insurance Linked Securities (ILS)

     Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share

56 Pioneer Global High Yield Fund | Annual Report | 10/31/15 instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

J.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 57 gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the year ended October 31, 2015 was $(7). There were no written options outstanding at October 31, 2015.

     Transactions in written options for the year ended October 31, 2015 are summarized as follows:

     ---------------------------------------------------------------------------
                                          Number of Contracts   Premium Received
     ---------------------------------------------------------------------------
     Options open at beginning of period          (4,923,449)         $ (81,114)
     Options opened                                       --                 --
     Options exercised                                    --                 --
     Options closed                                       --                 --
     Options expired                               4,923,449             81,114
     ---------------------------------------------------------------------------
          Options open at end of period                   --          $      --
     ===========================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; 0.60% of the next $500 million; 0.55% of the next $500 million; and 0.45% on assets over $2 billion. For the year ended October 31, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.66% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54,155 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2015.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

58 Pioneer Global High Yield Fund | Annual Report | 10/31/15

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $  409,000
Class B                                                                      649
Class C                                                                  321,300
Class Y                                                                  713,581
Class Z                                                                    9,135
--------------------------------------------------------------------------------
  Total                                                               $1,453,665
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $295,105 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $24,719 in distribution fees payable to PFD at October 31, 2015.

In addition, redemptions of each class of shares (except Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2015, CDSCs in the amount of $11,423 were paid to PFD.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 59

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015 is in the amount of $215 million. As of June 9, 2015, the facility was in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2015, the Fund had no borrowings under the credit facility.

6. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2015, the Fund's expenses were not reduced under such arrangements.

7. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer term loans or the issuance or sale of debt obligations.

As of October 31, 2015, the Fund had one bridge loan commitment of $5,007,826, which could be extended at the option of the borrower, pursuant to the following loan agreement:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                           Shares     Cost         Value       Depreciation
--------------------------------------------------------------------------------
Charter Communications
  Operating Co., Bridge Loan   5,007,826  $5,007,826   $5,007,826  $ --
--------------------------------------------------------------------------------
  Total                        5,007,826  $5,007,826   $5,007,826  $ --
================================================================================

8. Forward Foreign Currency Contracts

At October 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the

60 Pioneer Global High Yield Fund | Annual Report | 10/31/15 settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended October 31, 2015 was $(13,016,519).

Open forward foreign currency contracts at October 31, 2015 were as follows:

--------------------------------------------------------------------------------------------------------
Currency                          Currency     In Exchange                     Settlement   Unrealized
Sold             Deliver          Purchased    for          Counterparty       Date         Appreciation
--------------------------------------------------------------------------------------------------------
EUR (Euro)          (7,397,123)   USD          8,321,280    JP Morgan
                                                            Chase Bank         12/4/15      $  176,400
EUR (Euro)          (5,234,016)   USD          5,941,196    Societe Generale   12/4/15         178,086
JPY (Yen Japan)   (667,733,813)   USD          5,570,483    Brown Brothers
                                                            Harriman And Co.   11/25/15         37,011
EUR (Euro)          (1,045,826)   USD          1,196,098    Citibank N.A.      12/4/15          44,552
--------------------------------------------------------------------------------------------------------
  Total                                                                                     $  436,049
========================================================================================================

--------------------------------------------------------------------------------------------------------
Currency                          Currency     In Exchange                     Settlement   Unrealized
Sold             Deliver          Purchased    for          Counterparty       Date         Depreciation
--------------------------------------------------------------------------------------------------------
GBP (British
  Pound
  Sterling)        (2,928,331)    USD          4,483,554    Citibank N.A.      11/3/15      $  (34,423)
MXN
  (Mexican                                                  Brown Brothers
  Peso)          (113,070,000)    USD          6,737,335    Harriman And Co.   11/23/15       (103,626)
RUB
  (Russian                                                  JP Morgan
  Ruble)          (74,085,000)    USD          1,136,151    Chase Bank         11/6/15         (23,045)
USD                (1,738,596)    EUR (Euro)   1,565,000    UBS AG             12/4/15         (15,394)
GBP (British
  Pound                                                     Brown Brothers
  Sterling)        (2,920,647)    USD          4,502,265    Harriman And Co.   12/29/15         (2,897)
--------------------------------------------------------------------------------------------------------
Total                                                                                       $ (179,385)
========================================================================================================

9. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 61

Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral" or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2015.

--------------------------------------------------------------------------------------------------------
                 Derivative Assets         Derivatives     Non-Cash       Cash           Net Amount
                 Subject to Master         Available for   Collateral     Collateral     of Derivative
Counterparty     Netting Agreement         Offset          Received (a)   Received (a)   Assets (b)
--------------------------------------------------------------------------------------------------------
JP Morgan
 Chase Bank      $176,400                  $ (23,045)      $--            $--            $153,355
Societe
 Generale SA      178,086                         --        --             --             178,086
Citibank N.A.      44,552                    (34,423)       --             --              10,129
Brown Brothers
 Harriman
 and Co.           37,011                    (37,011)       --             --                  --
UBS AG                 --                         --        --             --                  --
--------------------------------------------------------------------------------------------------------
Total            $436,049                  $ (94,479)      $--            $--            $341,570
========================================================================================================

--------------------------------------------------------------------------------------------------------
                 Derivative Liabilities    Derivatives     Non-Cash       Cash           Net Amount
                 Subject to Master         Available for   Collateral     Collateral     of Derivative
Counterparty     Netting Agreement         Offset          Pledged (a)    Pledged (a)    Liabilities (c)
--------------------------------------------------------------------------------------------------------
JP Morgan
 Chase Bank      $ 23,045                  $ (23,045)      $--            $--            $        --
Societe
 Generale SA           --                         --        --             --                     --
Citibank N.A.      34,423                    (34,423)       --             --                     --
Brown Brothers
 Harriman
 and Co.          106,523                    (37,011)       --             --                 69,512
UBS AG             15,394                         --        --             --                 15,394
--------------------------------------------------------------------------------------------------------
Total            $179,385                  $ (94,479)      $--            $--            $    84,906
========================================================================================================

62 Pioneer Global High Yield Fund | Annual Report | 10/31/15

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

10. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

--------------------------------------------------------------------------------
                                                  Foreign
Statement of Assets            Interest   Credit  Exchange    Equity  Commodity
and Liabilities                Rate Risk  Risk    Rate Risk   Risk    Risk
--------------------------------------------------------------------------------
Assets
 Unrealized appreciation
 of forward foreign
 currency contracts            $--        $--     $ 436,049   $--     $--
--------------------------------------------------------------------------------
Total Value                    $--        $--     $ 436,049   $--     $--
================================================================================
Liabilities
 Unrealized depreciation
 of forward foreign currency
 contracts                     $--        $--     $(179,385)  $--     $--
--------------------------------------------------------------------------------
Total Value                    $--        $--     $(179,385)  $--     $--
================================================================================

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 63

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2015 was as follows:

--------------------------------------------------------------------------------
                                                  Foreign
Statement of                   Interest   Credit  Exchange    Equity  Commodity
Operations                     Rate Risk  Risk    Rate Risk   Risk    Risk
--------------------------------------------------------------------------------
Net realized gain (loss) on
  Written options              $--        $--     $   81,114  $ --    $--
  Forward foreign currency
  contracts                     --         --       (748,804)   --     --
--------------------------------------------------------------------------------
  Total Value                  $--        $--     $ (667,690) $ --    $--
================================================================================
Change in net
  unrealized appreciation
  (depreciation) on
Written options                $--        $--     $  (81,027) $ --    $--
Forward foreign currency
  contracts                     --         --       (511,304)   --     --
--------------------------------------------------------------------------------
Total Value                    $--        $--     $ (592,331) $ --    $--
================================================================================

11. Conversion of Class B and Class Z shares

As of the close of business on November 10, 2014, all outstanding Class B shares of the Pioneer funds were converted to Class A shares.

As of the close of business on August 7, 2015, all outstanding Class Z shares of the Pioneer funds were converted to Class Y shares.

64        Pioneer Global High Yield Fund | Annual Report | 10/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and Shareowners of Pioneer Global High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global High Yield Fund (one of the portfolios constituting Pioneer Series Trust VII), as of October 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund as of October 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2015

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 65

Additional Information (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with PIM to terminate. Accordingly, each fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 65.9%.

Subsequent Events (unaudited)

Effective November 2, 2015, Boston Financial Data Service became the transfer agent to the Fund at negotiated rates.

66   Pioneer Global High Yield Fund | Annual Report | 10/31/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 67

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance, including enhancing the investment process used for the Fund and reducing the Fund's emerging markets exposure. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

68  Pioneer Global High Yield Fund | Annual Report | 10/31/15

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the fourth quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 69 activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services

70 Pioneer Global High Yield Fund | Annual Report | 10/31/15 provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 71

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

72  Pioneer Global High Yield Fund | Annual Report | 10/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)          Trustee since 2006.  Private investor (2004 - 2008 and 2013 -            Director, Broadridge
Chairman of the Board         Serves until a       present); Chairman (2008 - 2013) and Chief          Financial Solutions, Inc.
and Trustee                   successor trustee    Executive Officer (2008 - 2012), Quadriserv, Inc.   (investor communications and
                              is elected or        (technology products for securities lending         securities processing
                              earlier retirement   industry); and Senior Executive Vice President,     provider for financial
                              or removal.          The Bank of New York (financial and securities      services industry) (2009 -
                                                   services) (1986 - 2004)                             present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       2013); and Commissioner, New
                                                                                                       Jersey State Civil Service
                                                                                                       Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2005.  Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 -       Trust (publicly-traded
                              successor trustee    2004 and 2008 - present); Interim Chief Executive   mortgage REIT) (2004 - 2009,
                              is elected or        Officer, Oxford Analytica, Inc. (privately-held     2012 - present); Director of
                              earlier retirement   research and consulting company) (2010);            The Swiss Helvetia Fund, Inc.
                              or removal.          Executive Vice President and Chief Financial        (closed-end fund) (2010 -
                                                   Officer, I-trax, Inc. (publicly traded health care  present); Director of Oxford
                                                   services company) (2004 - 2007); and Executive      Analytica, Inc. (2008 -
                                                   Vice President and Chief Financial Officer,         present); and Director of
                                                   Pedestal Inc. (internet-based mortgage trading      Enterprise Community
                                                   company) (2000 - 2002); Private consultant          Investment, Inc.
                                                   (1995-1997), Managing Director, Lehman Brothers     (privately-held affordable
                                                   (investment banking firm) (1992-1995); and          housing finance company)
                                                   Executive, The World Bank (1979-1992)               (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.  William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)        Funds Investment Trust and
                              successor trustee                                                        Mellon Institutional Funds
                              is elected or                                                            Master Portfolio (oversaw 17
                              earlier retirement                                                       portfolios in fund complex)
                              or removal.                                                              (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 73

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2001.  Founding Director, Vice President and Corporate     None
Trustee                       Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee    firm) (1982 - present); Desautels Faculty of
                              is elected or        Management, McGill University (1999 - present);
                              earlier retirement   and Manager of Research Operations and
                              or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2001.  President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                       Serves until a       Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                              successor trustee    (1981 - present)                                    investment company) (2004 -
                              is elected or                                                            present); and Member, Board
                              earlier retirement                                                       of Governors, Investment
                              or removal.                                                              Company Institute (2000 -
                                                                                                       2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.  Consultant (investment company services) (2012 -    None
Trustee                       Serves until a       present); Executive Vice President, BNY Mellon
                              successor trustee    (financial and investment company services) (1969
                              is elected or        - 2012); Director, BNY International Financing
                              earlier retirement   Corp. (financial services) (2002 - 2012); and
                              or removal.          Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.  Director and Executive Vice President (since        None
Trustee                       Serves until a       2008) and Chief Investment Officer, U.S. (since
                              successor trustee    2010) of PIM-USA; Executive Vice President of
                              is elected or        Pioneer (since 2008); Executive Vice President of
                              earlier retirement   Pioneer Institutional Asset Management, Inc.
                              or removal.          (since 2009); and Portfolio Manager of Pioneer
                                                   (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

Pioneer Global High Yield Fund | Annual Report | 10/31/15 75

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (59)**    Advisory Trustee     Chief Investment Officer, 1199 SEIU Funds           Trustee of Pioneer
Advisory Trustee              since 2014.          (healthcare workers union pension funds) (2001 -    closed-end investment
                                                   present); Vice President - International            companies (5 portfolios)
                                                   Investments Group, American International Group,    (Sept. 2015 - present)
                                                   Inc. (insurance company) (1993 - 2001); Vice
                                                   President Corporate Finance and Treasury Group,
                                                   Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                   President - Asset/Liability Management Group,
                                                   Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); and Mortgage Strategies Group,
                                                   Drexel Burnham Lambert, Ltd. (investment bank)
                                                   (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

76 Pioneer Global High Yield Fund | Annual Report | 10/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves   Chair, Director, CEO and President of Pioneer       Trustee of Pioneer
President and Chief           at the discretion    Investment Management-USA (since September 2014);   closed-end investment
Executive Officer             of the Board.        Chair, Director, CEO and President of Pioneer       companies (5 portfolios)
                                                   Investment Management, Inc. (since September        (Sept. 2015 - present)
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Funds Distributor, Inc. (since September
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Institutional Asset Management, Inc.
                                                   (since September 2014); and Chair, Director, and
                                                   CEO of Pioneer Investment Management Shareholder
                                                   Services, Inc. (since September 2014); Managing
                                                   Director, Morgan Stanley Investment Management
                                                   (2010 - 2013); and Director of Institutional
                                                   Business, CEO of International, Eaton Vance
                                                   Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2003. Serves   Vice President and Associate General Counsel of     None
Secretary and Chief           at the discretion    Pioneer since January 2008; Secretary and Chief
Legal Officer                 of the Board.        Legal Officer of all of the Pioneer Funds since
                                                   June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010;
                                                   and Vice President and Senior Counsel of Pioneer
                                                   from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2010. Serves   Fund Governance Director of Pioneer since           None
Assistant Secretary           at the discretion    December 2006 and Assistant Secretary of all the
                              of the Board.        Pioneer Funds since June 2010; Manager - Fund
                                                   Governance of Pioneer from December 2003 to
                                                   November 2006; and Senior Paralegal of Pioneer
                                                   from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves   Senior Counsel of Pioneer since May 2013 and        None
Assistant Secretary           at the discretion    Assistant Secretary of all the Pioneer Funds
                              of the Board.        since June 2010; and Counsel of Pioneer from June
                                                   2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves   Vice President - Fund Treasury of Pioneer;          None
Treasurer and Chief           at the discretion    Treasurer of all of the Pioneer Funds since March
Financial and                 of the Board.        2008; Deputy Treasurer of Pioneer from March 2004
Accounting Officer                                 to February 2008; and Assistant Treasurer of all
                                                   of the Pioneer Funds from March 2004 to February
                                                   2008
------------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2001. Serves    Director - Fund Treasury of Pioneer; and           None
Assistant Treasurer           at the discretion     Assistant Treasurer of all of the Pioneer Funds
                              of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2002. Serves    Fund Accounting Manager - Fund Treasury of         None
Assistant Treasurer           at the discretion     Pioneer; and Assistant Treasurer of all of the
                              of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves    Fund Administration Manager - Fund Treasury of     None
Assistant Treasurer           at the discretion     Pioneer since November 2008; Assistant Treasurer
                              of the Board.         of all of the Pioneer Funds since January 2009;
                                                    and Client Service Manager - Institutional
                                                    Investor Services at State Street Bank from March
                                                    2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2010. Serves    Chief Compliance Officer of Pioneer and of all the None
Chief Compliance Officer      at the discretion     Pioneer Funds since March 2010; Chief Compliance
                              of the Board.         Officer of Pioneer Institutional Asset Management,
                                                    Inc. since January 2012; Chief Compliance Officer
                                                    of Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005; and
                                                    Senior Compliance Officer for Columbia Management
                                                    Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2006. Serves    Director - Transfer Agency Compliance of Pioneer   None
Anti-Money Laundering Officer at the discretion     and Anti-Money Laundering Officer of all the
                              of the Board.         Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Global High Yield Fund | Annual Report | 10/31/15

                           This page for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 79

                           This page for your notes.

80 Pioneer Global High Yield Fund | Annual Report | 10/31/15

                           This page for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 81

                           This page for your notes.

82 Pioneer Global High Yield Fund | Annual Report | 10/31/15

                           This page for your notes.

                    Pioneer Global High Yield Fund | Annual Report | 10/31/15 83

                           This page for your notes.

84 Pioneer Global High Yield Fund | Annual Report | 10/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19440-09-1215

                        Pioneer Global Multisector
                        Income Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2015
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PGABX
                        Class C     PGCBX
                        Class Y     PGYBX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          37

Notes to Financial Statements                                                 44

Report of Independent Registered Public Accounting Firm                       61

Approval of Investment Advisory Agreement                                     63

Trustees, Officers and Service Providers                                      68



             Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 1

President's Letter

Dear Shareholder,

Through the first three quarters of 2015, global markets experienced pockets of higher-than-average volatility due to significant cross-currents from different geographic regions. All year, investors focused on the Federal Reserve System's (the Fed's) deliberations over when to begin normalizing interest rates. However, while there were signs of gradual economic improvement in the U.S., economies abroad increasingly diverged. In June, for example, investors grew concerned about the debt crisis in Greece. That news, in turn, was followed by evidence of an economic slowdown in China, which only served to exacerbate existing worries about growth trends in the emerging markets, a segment of the global economy already being negatively impacted by slumping commodity prices, including the price of crude oil, which has been in near-steady decline for almost a year. Through September 30, 2015, the pockets of heightened market volatility alluded to above had resulted in the Standard & Poor's 500 Index turning in a negative (-5.27%) return over the first nine months of the year. However, the S&P 500 recovered nicely in October, returning 8.43% for the month, which boosted the index's year-to-date return into positive territory, at 2.71%.

Despite the headwinds still vexing the global economy, our longer-term view of the U.S. economy has remained positive. Economic conditions in the U.S. have generally been constructive, based largely on improvements in employment statistics and an uptick in the housing sector, which has aided the consumer side of the economy, where household spending has been rising modestly. U.S. consumers also stand to benefit, potentially, from lower energy prices as the winter weather approaches. We continue to believe the U.S. economy remains on a slow, steady growth trend, and that it is unlikely to be disrupted by a slow pace of interest-rate normalization by the Fed.

Pioneer Investments believes that investors in today's environment can potentially benefit from the consistent and disciplined investment approach we have used since our founding in 1928. We focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. Our ongoing goal is to produce compelling returns consistent with the stated objectives of our investment products, and with our shareowners' expectations. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
November 2, 2015

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 3

Portfolio Management Discussion | 10/31/15

The U.S. dollar acted as a bulwark among world currencies during the 12-month period ended October 31, 2015, a period marked by shifting investor sentiments and growing uncertainties in the fixed-income markets. In the following interview, Charles Melchreit and Paresh Upadhyaya discuss the factors that affected the performance of Pioneer Global Multisector Income Fund during the 12-month period. Mr. Melchreit, Director of Investment-Grade Management, a senior vice president and a portfolio manager at Pioneer, and Mr. Upadhyaya, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund, along with Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Pioneer, and Andrew Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer.

Q    How did the Fund perform during the 12 months ended October 31, 2015?

A Pioneer Global Multisector Income Fund's Class A shares returned -1.00% at net asset value during the 12-month period ended October 31, 2015, while the Fund's benchmark, the Barclays Global Aggregate Bond Index (the Barclays Index), returned -3.07%. During the same period, the average return of the 207 mutual funds in Lipper's Global Income Funds category was -2.89%, and the average return of the 368 mutual funds in Morningstar's World Bond Funds category was -3.85%.

Q How would you describe the investment environment during the 12-month period ended October 31, 2015?

A Currencies proved to be the dominant factor influencing both risk and opportunity in the global fixed-income markets during the period, as a series of events and emerging trends created uncertainties in the minds of market participants and encouraged investments in the perceived, relative safety of the U.S. dollar.

     Among the developments that caused investors to re-evaluate their tactics and strategies were: an apparent weakening of economic growth trends across much of the globe, signaled by falling commodity prices in general, and oil prices in particular; the devaluation of the Chinese currency (the yuan), which marked the first devaluation of that currency in its trading band in more than two decades; the re-emergence of the debt crisis in Greece during July 2015, which raised speculation about the future of the European Union; and anticipation that the U.S. Federal Reserve System (the Fed) - which had ended its quantitative easing purchases in late 2014 - would begin to further tighten monetary policy by raising short-term interest rates, even as other large central banks were loosening their policies.

4 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

     Concerns about global economy growth escalated in the second quarter of 2015, as manufacturing activity in China - one of the key economies driving global trends - contracted, and there was notable weakness in fixed-investment growth. Driven by government policy, the Chinese economy during the period continued to undergo a transformation aimed at moving it from a production-based to consumption, or consumer-based economy. The contraction of manufacturing output raised concerns that the country's economy was weaker than had been reported. In response, the Chinese stock market plummeted in value from its peak in mid-June, declining by 32% in just one month. The sell-off raised concerns that China's economy was becoming disorderly, and large divergences developed between the onshore and offshore exchange rates for the yuan, which led to the Chinese government's August decision to devalue the currency.

     As market worries about China escalated, the prices of oil and other commodities started moving lower for the second time in less than a year, based on fears that a general economic slowdown would not only affect commodity-producing emerging markets economies, but could also hurt developed ones, including the U.S. economy.

     Meanwhile, as these trends were developing, the government of Greece announced that it would be unable to make its first scheduled repayment of an earlier bailout loan from the International Monetary Fund (IMF). In addition, a referendum vote by the Greek electorate gave overwhelming support to the notion that the Greek government should take a hard line in any discussions with the IMF, the European Central Bank (ECB), and the European commission -- collectively known as "the Troika." However, the Troika signaled that its members might not provide any further assistance to Greece without concessions. In the end, as stocks declined in value and Greek banks were forced to close their doors, the Greek government retreated from its hard-line stance and accepted the Troika's terms. The entire crisis, however, increased turmoil in world currency markets, leading to further weakening of the euro and euro-linked currencies, and further strengthening of the U.S. dollar.

     In the United States, the Fed indicated throughout the period that it could begin to hike the influential Federal funds rate, as evidence appeared that the domestic economy was strengthening and that the nation's unemployment rate was approaching the Fed's target for a non-accelerating inflation rate of unemployment (NAIRU) of 4.9% -- a level that generally leads to higher wage-inflation rates. (The Fed has kept the Federal funds rate at near zero
     - between 0.00% and 0.25% - since 2009.) However, the rate hike did not happen before the end of the 12-month period, as the Fed maintained a cautious policy stance, citing global economic instability,

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 5 among other reasons, for delaying a rate increase. Towards the end of the period, however, the Fed did send out new signals that a gradual series of interest-rate hikes could begin in the near future.

Q In that environment, how did the Fund's positioning affect performance relative to the Barclays Index during the 12-month period ended October 31, 2015?

A In a challenging period for investing in global fixed-income markets, the Fund's Class A shares generated slightly negative results. Nevertheless, the Fund solidly outperformed its benchmark, the Barclays Index, and its peer groups during the period. Driving the Fund's benchmark-relative outperformance during the period was our overweighting of the U.S. dollar, an underweight in major foreign currencies, and short portfolio positions held in those same foreign currencies -- notably, the euro and the Japanese yen. Less consequential, but also a factor contributing to the Fund's relative outperformance, was short positioning in some emerging markets currencies.

     The positive effects of the Fund's emphasis on the U.S. dollar more than offset some factors that detracted, somewhat, from relative returns, including the portfolio's short-duration stance in Europe, where interest rates declined. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years). In addition, the Fund's overweighting of the sovereign debt of some emerging markets nations and underweight positions in both U.S. Treasuries and European sovereign bonds detracted from benchmark-relative performance, but not enough to offset the positive effects of the portfolio's overall currency positioning.

     We maintained a short-duration stance in the Fund's portfolio throughout the 12-month period, but the potentially negative effects of that positioning were more than compensated for by the positive benefits of the aforementioned currency positioning.

Q What were the principal factors affecting the Fund's yield during the 12-month period ended October 31, 2015?

A Interest rates throughout the globe tended to decline during the 12 months. Consequently, the Fund's dividend* yield also declined as new investments - with lower coupon rates - provided less current income than older portfolio investments that had either reached maturity, or were sold.

*    Dividends are not guaranteed.

6 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Q Did the Fund invest in any derivative securities during the 12-month period ended October 31, 2015? If so, did those investments affect the Fund's performance?

A Yes, we did invest the Fund in forward currency transactions as part of our strategy to emphasize the U.S. dollar relative to other world currencies. The strategy, which included the use of the derivative securities, provided significant help and contributed to the Fund's outperformance of its benchmark. Conversely, a short portfolio position in U.S. Treasury futures had a slight negative influence on the Fund's performance. In addition, the Fund had a small position in credit default swaps early in the period, which we employed in an attempt to hedge the portfolio's exposure to high-yield securities. The credit default swaps had no material effect on the Fund's results.

Q    What is your investment outlook?

A We remain bullish on the U.S. dollar, especially if the monetary policies of the world's central banks start diverging even further, with the Fed perhaps moving to tighten policy and raise rates at the same time other banks, such as the ECB, continue to ease their policies to facilitate economic growth and reduce deflationary risks in their respective countries or regions. In the absence of any unanticipated increase in inflation or decline in economic growth rates, we expect that the Fed will begin a gradual tightening process by raising interest over a series of steps.

     With regard to the Fund, we expect to maintain our current strategy that emphasizes the U.S. dollar in the portfolio's currency positioning. At the same time, we anticipate keeping a short-duration stance in the portfolio, given our previously stated belief that the Fed will soon begin to raise short-term interest rates.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 7

Please refer to the Schedule of Investments on pages 17-36 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The securities issued by U.S. Government-sponsored entities (e.g., FNMA, Freddie
Mac) are neither guaranteed nor issued by the U.S. Government.

Floating rate loans and similar instruments may be illiquid or less liquid than other instruments, and the value of any collateral can decline or be insufficient to meet the issuer's obligations.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

8 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

             Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 9

Portfolio Summary | 10/31/15

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Foreign Government Bonds                                                   37.8%
U.S. Corporate Bonds                                                       19.3%
International Corporate Bonds                                              14.6%
U.S. Government Securities                                                 14.2%
Collateralized Mortgage Obligations                                         7.7%
Municipal Bonds                                                             2.7%
Asset Backed Securities                                                     1.6%
Convertible Corporate Bonds                                                 0.8%
U.S. Preferred Stocks                                                       0.7%
Senior Secured Loans                                                        0.3%
Convertible Preferred Stocks                                                0.3%

* Includes investment in Insurance Linked Securities totaling 0.3% of total investment portfolio.

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United States                                                              43.2%
New Zealand                                                                 6.1%
Canada                                                                      5.7%
Mexico                                                                      5.2%
United Kingdom                                                              4.8%
Australia                                                                   4.2%
Supranational                                                               3.4%
Norway                                                                      2.1%
Cayman Islands                                                              1.9%
Italy                                                                       1.8%
Germany                                                                     1.7%
Netherlands                                                                 1.4%
Ivory Coast                                                                 1.3%
Japan                                                                       1.3%
Sweden                                                                      1.2%
Luxembourg                                                                  1.1%
Zambia                                                                      1.1%
Poland                                                                      1.0%
Romania                                                                     1.0%
Other (individually less than 1%)                                          10.5%

10 Largest Holdings
(As a percentage of total long-term holdings)**

  1. New Zealand Government Bond, 5.5%, 4/15/23                            3.61%
--------------------------------------------------------------------------------
  2. United Kingdom Gilt, 1.75%, 7/22/19                                   2.89
--------------------------------------------------------------------------------
  3. Australia Government Bond, 3.25%, 4/21/25                             2.88
--------------------------------------------------------------------------------
  4. New Zealand Government Bond, 4.5%, 4/15/27                            2.49
--------------------------------------------------------------------------------
  5. Canadian Government Bond, 2.25%, 6/1/25                               2.23
--------------------------------------------------------------------------------
  6. Canadian Government Bond, 1.75%, 9/1/19                               2.03
--------------------------------------------------------------------------------
  7. Bundesrepublik Deutschland, 1.0%, 8/15/25                             1.70
--------------------------------------------------------------------------------
  8. U.S. Treasury Inflation Indexed Bonds, 0.125%, 7/15/24                1.67
--------------------------------------------------------------------------------
  9. Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                        1.36
--------------------------------------------------------------------------------
 10. U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45                 1.35
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Prices and Distributions | 10/31/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                    10/31/15                    10/31/14
--------------------------------------------------------------------------------
           A                       $10.40                      $10.91
--------------------------------------------------------------------------------
           C                       $10.43                      $10.94
--------------------------------------------------------------------------------
           Y                       $10.50                      $11.00
--------------------------------------------------------------------------------

Distributions per Share: 11/1/14-10/31/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Net Investment          Short-Term         Long-Term
         Class               Income             Capital Gains     Capital Gains
--------------------------------------------------------------------------------
           A                $0.3080                $ 0.0047          $ 0.0916
--------------------------------------------------------------------------------
           C                $0.2128                $ 0.0047          $ 0.0916
--------------------------------------------------------------------------------
           Y                $0.3380                $ 0.0047          $ 0.0916
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Barclays Global Aggregate Bond Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts appearing on pages 12-14.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 11

Performance Update | 10/31/15                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Multisector Income Fund at public offering price during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                                  Barclays
                        Net         Public        Global
                        Asset       Offering      Aggregate
                        Value       Price         Bond
Period                  (NAV)       (POP)         Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)               4.14%       3.53%         3.03%
5 Years                  2.15        1.21          0.61
1 Year                  -1.00       -5.42         -3.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        2.52%       1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Global Multisector      Barclays Global Aggregate
                          Income Fund                     Bond Index
12/07                     $ 9,550                         $10,000
10/08                     $ 9,100                         $ 9,589
10/09                     $11,064                         $11,354
10/10                     $11,861                         $12,136
10/11                     $12,243                         $12,631
10/12                     $12,975                         $13,078
10/13                     $12,918                         $12,876
10/14                     $13,326                         $12,905
10/15                     $13,193                         $12,508

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Performance Update | 10/31/15                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                                  Barclays
                                                  Global
                                                  Aggregate
                        If          If            Bond
Period                  Held        Redeemed      Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)               3.27%       3.27%         3.03%
5 Years                  1.29        1.29          0.61
1 Year                  -1.87       -1.87         -3.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        2.71%       1.90%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer Global Multisector      Barclays Global Aggregate
                          Income Fund                     Bond Index
12/07                     $10,000                         $10,000
10/08                     $ 9,452                         $ 9,589
10/09                     $11,395                         $11,354
10/10                     $12,130                         $12,136
10/11                     $12,420                         $12,631
10/12                     $13,053                         $13,078
10/13                     $12,891                         $12,876
10/14                     $13,179                         $12,905
10/15                     $12,932                         $12,508

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 13

Performance Update | 10/31/15                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Multisector Income Fund during the periods shown, compared to that of the Barclays Global Aggregate Bond Index.

Average Annual Total Returns
(As of October 31, 2015)
--------------------------------------------------------------------------------
                                    Barclays
                        Net         Global
                        Asset       Aggregate
                        Value       Bond
Period                  (NAV)       Index
--------------------------------------------------------------------------------
Life-of-Class
(12/27/07)               4.39%       3.03%
5 Years                  2.46        0.61
1 Year                  -0.62       -3.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2015)
--------------------------------------------------------------------------------
                        Gross       Net
--------------------------------------------------------------------------------
                        1.50%       0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer Global Multisector      Barclays Global Aggregate
                          Income Fund                     Bond Index
12/07                     $5,000,000                      $5,000,000
10/08                     $4,767,893                      $4,794,284
10/09                     $5,801,982                      $5,677,007
10/10                     $6,235,980                      $6,068,024
10/11                     $6,464,208                      $6,315,276
10/12                     $6,867,704                      $6,538,894
10/13                     $6,850,412                      $6,438,203
10/14                     $7,084,387                      $6,452,328
10/15                     $7,040,336                      $6,254,023

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2016, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on actual returns from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/15          $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 10/31/15                                $  983.02     $  978.66     $  984.55
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    5.00     $    9.48     $    3.75
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Multisector Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2015, through October 31, 2015.

--------------------------------------------------------------------------------
Share Class                                    A             C             Y
--------------------------------------------------------------------------------
Beginning Account Value on 5/1/15          $1,000.00     $1,000.00     $1,000.00
--------------------------------------------------------------------------------
Ending Account Value (after expenses)
on 10/31/15                                $1,020.16     $1,015.63     $1,021.42
--------------------------------------------------------------------------------
Expenses Paid During Period*               $    5.09     $    9.65     $    3.82
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, 1.90%, and 0.75% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Schedule of Investments | 10/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 CONVERTIBLE CORPORATE BONDS -- 0.3%
                                 CAPITAL GOODS -- 0.1%
                                 Electrical Components & Equipment -- 0.1%
          56,000                 General Cable Corp., 4.5%, 11/15/29 (Step)             $       38,255
                                                                                        --------------
                                 Total Capital Goods                                    $       38,255
------------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.2%
                                 Homebuilding -- 0.2%
          50,000                 KB Home, 1.375%, 2/1/19                                $       45,969
                                                                                        --------------
                                 Total Consumer Durables & Apparel                      $       45,969
------------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE CORPORATE BONDS
                                 (Cost $105,600)                                        $       84,224
------------------------------------------------------------------------------------------------------
                                 PREFERRED STOCKS -- 0.7%
                                 BANKS -- 0.3%
                                 Diversified Banks -- 0.3%
             724          7.88   Citigroup Capital XIII, Floating Rate Note, 10/30/40   $       18,390
           2,610          7.12   Citigroup, Inc., Floating Rate Note (Perpetual)                71,958
             242          6.00   US Bancorp, Floating Rate Note (Perpetual)                      6,486
                                                                                        --------------
                                                                                        $       96,834
                                                                                        --------------
                                 Total Banks                                            $       96,834
------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.3%
                                 Consumer Finance -- 0.2%
              25                 Ally Financial, Inc., 7.0% (Perpetual) (144A)          $       25,604
             850          8.12   GMAC Capital Trust I, Floating Rate Note, 2/15/40              21,956
                                                                                        --------------
                                                                                        $       47,560
------------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 0.1%
           1,000          5.90   State Street Corp., Floating Rate Note, 12/31/73       $       26,620
                                                                                        --------------
                                 Total Diversified Financials                           $       74,180
------------------------------------------------------------------------------------------------------
                                 INSURANCE -- 0.1%
                                 Property & Casualty Insurance -- 0.1%
           1,545          5.10   The Allstate Corp., Floating Rate Note, 1/15/53        $       39,753
                                                                                        --------------
                                 Total Insurance                                        $       39,753
------------------------------------------------------------------------------------------------------
                                 TOTAL PREFERRED STOCKS
                                 (Cost $194,916)                                        $      210,767
------------------------------------------------------------------------------------------------------
                                 CONVERTIBLE PREFERRED STOCKS -- 0.3%
                                 BANKS -- 0.3%
                                 Diversified Banks -- 0.3%
              80                 Wells Fargo & Co., 7.5% (Perpetual)                    $       94,800
                                                                                        --------------
                                 Total Banks                                            $       94,800
------------------------------------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE PREFERRED STOCKS
                                 (Cost $83,502)                                         $       94,800
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 17

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 ASSET BACKED SECURITIES -- 1.6%
                                 FOOD & STAPLES RETAILING -- 0.2%
                                 Food Retail -- 0.2%
          48,125                 CKE Restaurant Holdings, Inc., 4.474%,
                                 3/20/43 (144A)                                         $       49,388
                                                                                        --------------
                                 Total Food & Staples Retailing                         $       49,388
------------------------------------------------------------------------------------------------------
                                 BANKS -- 0.9%
                                 Thrifts & Mortgage Finance -- 0.9%
          56,835                 Bear Stearns Asset Backed Securities Trust,
                                 8.41%, 10/25/29 (Step)                                 $       57,210
          24,280          5.07   Countrywide Asset-Backed Certificates, Floating
                                 Rate Note, 12/25/35                                            24,876
           3,667                 Irwin Home Equity Loan Trust 2005-1, 5.82%,
                                 6/25/35 (Step)                                                  3,633
          50,000          5.50   Mastr Specialized Loan Trust, Floating Rate
                                 Note, 10/25/34                                                 52,195
           9,559          0.90   New Century Home Equity Loan Trust 2005-1,
                                 Floating Rate Note, 3/25/35                                     9,481
          10,566          5.91   Origen Manufactured Housing Contract Trust
                                 2004-A, Floating Rate Note, 1/15/35                            11,038
          30,000          0.62   SMART ABS Series 2015-1US Trust, Floating Rate
                                 Note, 8/14/17                                                  30,004
          29,948                 Springleaf Funding Trust 2013-A, 2.58%,
                                 9/15/21 (144A)                                                 29,996
           1,337                 Structured Asset Securities Corp., 4.77%,
                                 10/25/34 (Step)                                                 1,385
          51,989                 Terwin Mortgage Trust Series TMTS 2005-16HE,
                                 4.344999%, 9/25/36 (Step)                                      53,488
                                                                                        --------------
                                                                                        $      273,306
                                                                                        --------------
                                 Total Banks                                            $      273,306
------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 0.5%
                                 Other Diversified Financial Services -- 0.2%
          50,000                 Capital Auto Receivables Asset Trust 2013-1,
                                 1.74%, 10/22/18                                        $       50,094
------------------------------------------------------------------------------------------------------
                                 Specialized Finance -- 0.2%
          61,125                 Domino's Pizza Master Issuer LLC, 5.216%,
                                 1/27/42 (144A)                                         $       63,601
------------------------------------------------------------------------------------------------------
                                 Consumer Finance -- 0.1%
          25,000                 First Investors Auto Owner Trust 2013-1,
                                 2.02%, 1/15/19 (144A)                                  $       24,927
           4,031                 Santander Drive Auto Receivables Trust 2012-1,
                                 3.78%, 11/15/17                                                 4,040
                                                                                        --------------
                                                                                        $       28,967
                                                                                        --------------
                                 Total Diversified Financials                           $      142,662
------------------------------------------------------------------------------------------------------
                                 TOTAL ASSET BACKED SECURITIES
                                 (Cost $454,453)                                        $      465,356
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 COLLATERALIZED MORTGAGE
                                 OBLIGATIONS -- 7.3%
                                 BANKS -- 5.1%
                                 Thrifts & Mortgage Finance -- 5.1%
          90,698          3.50   Agate Bay Mortgage Trust 2015-1, Floating Rate
                                 Note, 1/25/45 (144A)                                   $       91,385
           5,031          0.65   Alternative Loan Trust 2003-14T1, Floating Rate
                                 Note, 8/25/18                                                   4,355
             945                 Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34                   946
          37,827          1.72   Arran Residential Mortgages Funding 2010-1 Plc,
                                 Floating Rate Note, 5/16/47 (144A)                             37,842
           2,563          0.65   Banc of America Alternative Loan Trust 2003-10,
                                 Floating Rate Note, 12/25/33                                    2,553
          14,761                 Banc of America Alternative Loan Trust 2003-2,
                                 5.75%, 4/25/33                                                 15,290
           9,355                 Banc of America Alternative Loan Trust 2004-6,
                                 5.0%, 7/25/19                                                   9,592
           8,340                 Banc of America Mortgage Trust 2004-11,
                                 5.75%, 1/25/35                                                  8,524
           8,747                 Banc of America Mortgage Trust 2004-9,
                                 5.5%, 11/25/34                                                  8,899
          94,561                 Bayview Commercial Asset Trust 2007-2, 0.0%,
                                 7/27/37 (Step) (144A) (c) (d)                                       -
           7,141          2.69   CHL Mortgage Pass-Through Trust 2003-56,
                                 Floating Rate Note, 12/25/33                                    7,195
          19,971                 Citigroup Mortgage Loan Trust, Inc., 6.75%, 9/25/34            21,926
         100,000          4.65   City Center Trust 2011-CCHP, Floating Rate Note,
                                  7/17/28 (144A)                                               100,739
         100,000                 COMM 2012-LC4 Mortgage Trust, 4.063%, 12/12/44                106,661
          50,000                 COMM 2013-LC6 Mortgage Trust, 2.941%, 1/12/46                  50,452
          50,000          4.55   COMM 2015-CCRE25 Mortgage Trust, Floating Rate
                                 Note, 8/12/48                                                  51,545
          33,655                 Credit Suisse Commercial Mortgage Trust Series
                                 2007-C1, 5.361%, 2/15/40                                       34,831
         100,000          5.58   DBUBS 2011-LC3 Mortgage Trust, Floating Rate
                                 Note, 8/12/44 (144A)                                          113,133
          50,000                 GS Mortgage Securities Corp. II, 3.377%, 5/10/45               52,192
          25,000                 GS Mortgage Securities Corp. II, 3.682%,
                                 2/10/46 (144A)                                                 25,094
          42,561                 GS Mortgage Securities Corp. II, 5.56%, 11/10/39               43,129
          75,000                 JP Morgan Chase Commercial Mortgage Securities
                                 Corp., 2.84%, 12/17/47                                         75,161
          41,833          0.56   JP Morgan Chase Commercial Mortgage Securities
                                 Trust 2006-FL2, Floating Rate Note, 11/15/18 (144A)            40,034
          35,000                 JP Morgan Chase Commercial Mortgage Securities
                                 Trust 2011-C5, 4.1712%, 8/17/46                                37,931
           6,634          2.49   JP Morgan Mortgage Trust 2004-A1, Floating Rate
                                 Note, 2/25/34                                                   6,737

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 19

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Thrifts & Mortgage Finance -- (continued)
          10,575                 JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34        $       10,924
          13,020                 JP Morgan Mortgage Trust 2004-S1, 6.0%, 9/25/34                13,694
         100,000          5.78   Merrill Lynch Mortgage Trust 2006-C2, Floating
                                 Rate Note, 8/12/43                                            102,492
          75,000          5.48   ML-CFC Commercial Mortgage Trust 2006-3,
                                 Floating Rate Note, 7/12/46                                    75,574
          43,989          3.25   NRP Mortgage Trust 2013-1, Floating Rate Note,
                                  7/25/43 (144A)                                                43,548
GBP       59,747          0.99   Paragon Secured Finance No 1 Plc, Floating Rate
                                 Note, 11/15/35                                                 88,057
          29,023                 RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                      29,530
           6,497          0.74   RALI Series 2002-QS16 Trust, Floating Rate
                                 Note, 10/25/17                                                  6,305
          32,505          2.50   Sequoia Mortgage Trust 2013-4, Floating Rate
                                 Note, 4/27/43                                                  31,284
          24,006          2.56   Structured Asset Securities Corp. Mortgage
                                 Certificates Series 2003-31A, Floating Rate
                                 Note, 10/25/33                                                 23,825
          50,000                 TimberStar Trust I REMICS, 5.668%,
                                 10/15/36 (144A)                                                51,683
          50,000                 UBS Commercial Mortgage Trust 2012-C1,
                                 3.4%, 5/12/45                                                  51,917
                                                                                        --------------
                                                                                        $    1,474,979
                                                                                        --------------
                                 Total Banks                                            $    1,474,979
------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 1.0%
                                 Other Diversified Financial Services -- 0.8%
          67,997          0.38   Crusade Global Trust No 1 of 2007, Floating Rate
                                 Note, 4/19/38                                          $       67,125
          58,999          0.38   Crusade Global Trust No.2 of 2006, Floating Rate
                                 Note, 11/15/37                                                 58,743
          92,336                 Morgan Stanley Capital I Trust 2007-HQ13,
                                 5.569%, 12/15/44                                               97,072
                                                                                        --------------
                                                                                        $      222,940
------------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 0.2%
          59,249          3.50   Agate Bay Mortgage Trust 2015-5, Floating Rate
                                 Note, 7/25/45 (144A)                                   $       60,147
                                                                                        --------------
                                 Total Diversified Financials                           $      283,087
------------------------------------------------------------------------------------------------------
                                 GOVERNMENT -- 1.2%
                                 Government -- 1.2%
         100,000          4.30   Federal Home Loan Mortgage Corp., Floating Rate
                                 Note, 9/26/44 (144A)                                   $      103,750
          11,637                 Federal National Mortgage Association REMICS,
                                 4.5%, 6/25/29                                                  12,469

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Government -- (continued)
          45,000          5.20   FREMF Mortgage Trust 2010-K9 REMICS, Floating
                                 Rate Note, 9/25/45 (144A)                              $       49,681
          25,000          4.49   FREMF Mortgage Trust 2011-K12, Floating Rate
                                 Note, 1/25/46 (144A)                                           26,937
          50,000          4.93   FREMF Mortgage Trust 2011-K702, Floating Rate
                                 Note, 4/25/44 (144A)                                           53,019
          50,000          5.05   FREMF Mortgage Trust 2011-K703, Floating Rate
                                 Note, 7/25/44 (144A)                                           52,930
          41,305                 Government National Mortgage Association,
                                 4.5%, 9/20/39                                                  44,450
          17,033                 Government National Mortgage Association,
                                 5.25%, 8/16/35                                                 18,942
                                                                                        --------------
                                                                                        $      362,178
                                                                                        --------------
                                 Total Government                                       $      362,178
------------------------------------------------------------------------------------------------------
                                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                 (Cost $2,070,308)                                      $    2,120,244
------------------------------------------------------------------------------------------------------
                                 CORPORATE BONDS -- 30.8%
                                 ENERGY -- 4.7%
                                 Oil & Gas Drilling -- 0.4%
          25,000                 Pride International, Inc., 6.875%, 8/15/20             $       24,623
         100,000                 Rowan Companies, Inc., 4.75%, 1/15/24                          78,029
                                                                                        --------------
                                                                                        $      102,652
------------------------------------------------------------------------------------------------------
                                 Oil & Gas Equipment & Services -- 0.1%
          25,000                 Weatherford International, Ltd. Bermuda,
                                 5.95%, 4/15/42                                         $       16,938
          25,000                 Weatherford International, Ltd. Bermuda,
                                 9.625%, 3/1/19                                                 26,000
                                                                                        --------------
                                                                                        $       42,938
------------------------------------------------------------------------------------------------------
                                 Oil & Gas Exploration & Production -- 1.7%
          60,000                 Antero Resources Corp., 5.375%, 11/1/21                $       55,200
          15,000                 Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                         14,962
          50,000                 EP Energy LLC, 9.375%, 5/1/20                                  43,500
          45,000                 Freeport-McMoran Oil & Gas LLC, 6.75%, 2/1/22                  39,656
          90,000                 Linn Energy LLC, 6.25%, 11/1/19                                21,150
          23,000                 Marathon Oil Corp., 5.9%, 3/15/18                              24,985
          25,000                 Newfield Exploration Co., 5.375%, 1/1/26                       23,750
         100,000                 Range Resources Corp., 5.0%, 3/15/23                           88,750
          75,000                 SM Energy Co., 6.5%, 1/1/23                                    73,905
         100,000                 WPX Energy, Inc., 7.5%, 8/1/20                                 93,500
                                                                                        --------------
                                                                                        $      479,358
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 21

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Oil & Gas Refining & Marketing -- 0.8%
          53,000                 EnLink Midstream Partners LP, 4.4%, 4/1/24             $       49,894
         210,526          5.96   EP PetroEcuador via Noble Sovereign Funding I,
                                 Ltd., Floating Rate Note, 9/24/19                             167,368
          21,000                 Valero Energy Corp., 9.375%, 3/15/19                           25,465
                                                                                        --------------
                                                                                        $      242,727
------------------------------------------------------------------------------------------------------
                                 Oil & Gas Storage & Transportation -- 1.7%
          25,000                 Buckeye Partners LP, 6.05%, 1/15/18                    $       26,376
          50,000                 Crestwood Midstream Partners LP, 6.25%,
                                 4/1/23 (144A)                                                  42,500
          25,000                 DCP Midstream LLC, 9.75%, 3/15/19 (144A)                       27,106
          50,000          5.85   DCP Midstream LLC, Floating Rate Note,
                                 5/21/43 (144A)                                                 39,875
         100,000                 Kinder Morgan, Inc. Delaware, 5.55%, 6/1/45                    84,185
          25,000                 Plains All American Pipeline LP, 4.65%, 10/15/25               24,949
          25,000                 Plains All American Pipeline LP, 6.125%, 1/15/17               26,155
          10,000                 Questar Pipeline Co., 5.83%, 2/1/18                            10,858
          25,000                 Spectra Energy Capital LLC, 6.2%, 4/15/18                      26,822
          10,000                 Spectra Energy Capital LLC, 6.75%, 7/15/18                     10,914
          60,000                 Sunoco Logistics Partners Operations LP,
                                 6.1%, 2/15/42                                                  52,338
          13,000                 The Williams Companies, Inc., 7.75%, 6/15/31                   12,163
         100,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18                  100,304
                                                                                        --------------
                                                                                        $      484,545
                                                                                        --------------
                                 Total Energy                                           $    1,352,220
------------------------------------------------------------------------------------------------------
                                 MATERIALS -- 2.5%
                                 Commodity Chemicals -- 0.1%
          25,000                 Methanex Corp., 4.25%, 12/1/24                         $       23,730
------------------------------------------------------------------------------------------------------
                                 Diversified Chemicals -- 0.4%
          20,000                 Eastman Chemical Co., 4.8%, 9/1/42                     $       19,278
EURO     100,000                 Ineos Finance Plc, 4.0%, 5/1/23                               105,662
                                                                                        --------------
                                                                                        $      124,940
------------------------------------------------------------------------------------------------------
                                 Construction Materials -- 1.2%
         150,000                 Cemex SAB de CV, 5.875%, 3/25/19 (144A)                $      151,650
          30,000                 Holcim US Finance Sarl & Cie SCS, 6.0%,
                                 12/30/19 (144A)                                                33,665
         150,000                 Union Andina de Cementos SAA, 5.875%,
                                 10/30/21 (144A)                                               150,188
                                                                                        --------------
                                                                                        $      335,503
------------------------------------------------------------------------------------------------------
                                 Paper Packaging -- 0.4%
EURO     100,000                 SIG Combibloc Holdings SCA, 7.75%,
                                 2/15/23 (144A)                                         $      116,174
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Diversified Metals & Mining -- 0.2%
          35,000                 Freeport-McMoRan, Inc., 3.875%, 3/15/23                $       27,370
          50,000                 Volcan Cia Minera SAA, 5.375%, 2/2/22 (144A)                   44,875
                                                                                        --------------
                                                                                        $       72,245
------------------------------------------------------------------------------------------------------
                                 Steel -- 0.2%
          50,000                 EVRAZ plc, 7.50%, 11/15/19                             $       47,625
          25,000                 Glencore Funding LLC, 4.125%, 5/30/23 (144A)                   20,188
                                                                                        --------------
                                                                                        $       67,813
                                                                                        --------------
                                 Total Materials                                        $      740,405
------------------------------------------------------------------------------------------------------
                                 CAPITAL GOODS -- 1.2%
                                 Building Products -- 0.7%
          30,000                 Building Materials Corp of America, 5.375%,
                                 11/15/24 (144A)                                        $       30,862
          25,000                 Masco Corp., 5.95%, 3/15/22                                    27,688
          85,000                 Masco Corp., 7.125%, 3/15/20                                   98,812
          50,000          5.75   Stanley Black & Decker, Inc., Floating Rate Note,
                                 12/15/53                                                       52,875
                                                                                        --------------
                                                                                        $      210,237
------------------------------------------------------------------------------------------------------
                                 Electrical Components & Equipment -- 0.1%
          25,000                 WireCo WorldGroup, Inc., 9.5%, 5/15/17                 $       22,750
------------------------------------------------------------------------------------------------------
                                 Construction & Farm Machinery & Heavy
                                 Trucks -- 0.2%
          60,000                 Cummins, Inc., 5.65%, 3/1/98                           $       62,780
           4,000                 Cummins, Inc., 6.75%, 2/15/27                                   5,052
                                                                                        --------------
                                                                                        $       67,832
------------------------------------------------------------------------------------------------------
                                 Industrial Machinery -- 0.0%+
           7,000                 Valmont Industries, Inc., 6.625%, 4/20/20              $        7,973
------------------------------------------------------------------------------------------------------
                                 Trading Companies & Distributors -- 0.2%
          40,000                 GATX Corp., 6.0%, 2/15/18                              $       43,251
                                                                                        --------------
                                 Total Capital Goods                                    $      352,043
------------------------------------------------------------------------------------------------------
                                 TRANSPORTATION -- 2.2%
                                 Airlines -- 0.9%
          92,846                 Air Canada 2013-1 Class A Pass Through
                                 Trust, 4.125%, 11/15/26 (144A)                         $       94,239
           9,460                 Delta Air Lines 2010-2 Class A Pass Through
                                 Trust, 4.95%, 5/23/19                                           9,909
          68,223                 United Airlines 2013-1 Class B Pass Through
                                 Trust, 5.375%, 8/15/21                                         70,525
          93,705                 US Airways 2013-1 Class A Pass Through
                                 Trust, 3.95%, 5/15/27                                          95,111
                                                                                        --------------
                                                                                        $      269,784
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 23

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Marine -- 0.7%
         200,000                 Pelabuhan Indonesia II PT, 4.25%, 5/5/25 (144A)        $      183,500
------------------------------------------------------------------------------------------------------
                                 Railroads -- 0.1%
          25,000                 Burlington Northern Santa Fe LLC, 5.75%, 3/15/18       $       27,398
------------------------------------------------------------------------------------------------------
                                 Airport Services -- 0.5%
         150,000                 Aguila 3 SA, 7.875%, 1/31/18 (144A)                    $      153,375
                                                                                        --------------
                                 Total Transportation                                   $      634,057
------------------------------------------------------------------------------------------------------
                                 CONSUMER DURABLES & APPAREL -- 0.1%
                                 Home Furnishings -- 0.1%
          25,000                 Mohawk Industries, Inc., 3.85%, 2/1/23                 $       25,215
                                                                                        --------------
                                 Total Consumer Durables & Apparel                      $       25,215
------------------------------------------------------------------------------------------------------
                                 CONSUMER SERVICES -- 1.0%
                                 Casinos & Gaming -- 0.7%
          25,000                 International Game Technology, 7.5%, 6/15/19           $       26,812
         200,000                 Wynn Macau Ltd., 5.25%, 10/15/21 (144A)                       183,000
                                                                                        --------------
                                                                                        $      209,812
------------------------------------------------------------------------------------------------------
                                 Education Services -- 0.3%
          75,000                 Tufts University, 5.017%, 4/15/12                      $       77,804
                                                                                        --------------
                                 Total Consumer Services                                $      287,616
------------------------------------------------------------------------------------------------------
                                 MEDIA -- 0.7%
                                 Cable & Satellite -- 0.7%
          25,000                 Sky Plc, 6.1%, 2/15/18 (144A)                          $       27,205
         200,000                 Ziggo Bond Finance BV, 5.875%, 1/15/25 (144A)                 190,500
                                                                                        --------------
                                                                                        $      217,705
                                                                                        --------------
                                 Total Media                                            $      217,705
------------------------------------------------------------------------------------------------------
                                 RETAILING -- 0.2%
                                 Internet Retail -- 0.2%
          50,000                 Expedia, Inc., 5.95%, 8/15/20                          $       55,416
                                                                                        --------------
                                 Total Retailing                                        $       55,416
------------------------------------------------------------------------------------------------------
                                 FOOD & STAPLES RETAILING -- 0.0%+
                                 Drug Retail -- 0.0%+
          13,149                 CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)         $       14,446
                                                                                        --------------
                                 Total Food & Staples Retailing                         $       14,446
------------------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 1.5%
                                 Brewers -- 0.1%
          20,000                 Anheuser-Busch InBev Worldwide, Inc.,
                                 7.75%, 1/15/19                                         $       23,358
------------------------------------------------------------------------------------------------------
                                 Agricultural Products -- 0.1%
          50,000                 Viterra, Inc., 5.95%, 8/1/20 (144A)                    $       45,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Packaged Foods & Meats -- 1.2%
EURO     100,000                 Darling Global Finance BV, 4.75%, 5/30/22 (144A)       $      102,723
          70,000                 Kraft Foods Group, Inc., 3.5%, 6/6/22                          71,386
         150,000                 Post Holdings, Inc., 7.375%, 2/15/22                          158,040
          15,000                 Post Holdings, Inc., 8.0%, 7/15/25 (144A)                      16,275
                                                                                        --------------
                                                                                        $      348,424
------------------------------------------------------------------------------------------------------
                                 Tobacco -- 0.1%
          20,000                 Reynolds American, Inc., 3.75%, 5/20/23 (144A)         $       20,175
                                                                                        --------------
                                 Total Food, Beverage & Tobacco                         $      436,957
------------------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                 Health Care Technology -- 0.3%
          75,000                 MedAssets, Inc., 8.0%, 11/15/18                        $       76,406
                                                                                        --------------
                                 Total Health Care Equipment & Services                 $       76,406
------------------------------------------------------------------------------------------------------
                                 PHARMACEUTICALS, BIOTECHNOLOGY &
                                 LIFE SCIENCES -- 0.4%
                                 Pharmaceuticals -- 0.4%
          21,000                 DPx Holdings BV, 7.5%, 2/1/22 (144A)                   $       21,420
EURO     100,000                 Valeant Pharmaceuticals International, Inc.,
                                 4.5%, 5/15/23                                                  88,988
                                                                                        --------------
                                                                                        $      110,408
                                                                                        --------------
                                 Total Pharmaceuticals, Biotechnology &
                                 Life Sciences                                          $      110,408
------------------------------------------------------------------------------------------------------
                                 BANKS -- 3.6%
                                 Diversified Banks -- 3.5%
         200,000          9.25   Access Bank Plc, Floating Rate Note,
                                 6/24/21 (144A)                                         $      173,000
EURO      50,000                 AXA Bank Europe SCF, 3.5%, 11/5/20                             63,907
         125,000          6.50   Bank of America Corp., Floating Rate Note, 10/23/49           130,626
          15,000          5.95   Citigroup, Inc., Floating Rate Note (Perpetual)                14,888
          75,000          5.90   Citigroup, Inc., Floating Rate Note (Perpetual)                74,625
          75,000                 Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                 BA Netherlands, 3.875%, 2/8/22                                 79,390
INR      700,000                 Inter-American Development Bank, 6.0%, 9/5/17                  10,574
NZD       45,000                 International Bank for Reconstruction &
                                 Development, 4.625%, 10/6/21                                   32,321
AUD      185,000                 International Bank for Reconstruction &
                                 Development, 5.75%, 10/21/19                                  148,598
         100,000                 Intesa Sanpaolo S.p.A., 6.5%, 2/24/21 (144A)                  115,188
         100,000                 Macquarie Bank, Ltd., 6.625%, 4/7/21 (144A)                   112,918
          50,000          4.50   Scotiabank Peru SAA, Floating Rate Note,
                                 12/13/27 (144A)                                                48,438
                                                                                        --------------
                                                                                        $    1,004,473
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 25

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Regional Banks -- 0.1%
          35,000          6.75   The PNC Financial Services Group, Inc., Floating
                                 Rate Note (Perpetual)                                  $       37,720
                                                                                        --------------
                                 Total Banks                                            $    1,042,193
------------------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 4.2%
                                 Other Diversified Financial Services -- 0.9%
          25,000                 Carlyle Holdings II Finance LLC, 5.625%,
                                 3/30/43 (144A)                                         $       26,577
INR    5,100,000                 European Bank for Reconstruction &
                                 Development, 6.0%, 3/3/16                                      77,637
NZD      100,000                 JPMorgan Chase & Co., 4.25%, 11/2/18                           68,862
          90,000          6.75   JPMorgan Chase & Co., Floating Rate Note,
                                 1/29/49                                                        97,650
                                                                                        --------------
                                                                                        $      270,726
------------------------------------------------------------------------------------------------------
                                 Specialized Finance -- 0.8%
          55,000                 Aviation Capital Group Corp., 6.75%,
                                 4/6/21 (144A)                                          $       62,288
         100,000                 BM&FBovespa SA -- Bolsa de Valores
                                 Mercadorias e Futuros, 5.5%, 7/16/20 (144A)                   102,000
          56,000                 Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                  61,239
                                                                                        --------------
                                                                                        $      225,527
------------------------------------------------------------------------------------------------------
                                 Consumer Finance -- 1.6%
INR  17,800,000                  International Finance Corp., 6.3%, 11/25/24            $      256,037
INR   3,790,000                  International Finance Corp., 7.75%, 12/3/16                    58,452
INR   9,500,000                  International Finance Corp., 8.25%, 6/10/21                   153,323
                                                                                        --------------
                                                                                        $      467,812
------------------------------------------------------------------------------------------------------
                                 Asset Management & Custody Banks -- 0.3%
         100,000                 KKR Group Finance Co. II LLC, 5.5%, 2/1/43 (144A)      $      103,508
------------------------------------------------------------------------------------------------------
                                 Investment Banking & Brokerage -- 0.6%
          10,000                 Macquarie Group, Ltd., 6.0%, 1/14/20 (144A)            $       11,093
          75,000                 Morgan Stanley, 4.1%, 5/22/23                                  76,208
          50,000                 Morgan Stanley, 4.875%, 11/1/22                                53,917
          25,000                 Raymond James Financial, Inc., 4.25%, 4/15/16                  25,338
                                                                                        --------------
                                                                                        $      166,556
                                                                                        --------------
                                 Total Diversified Financials                           $    1,234,129
------------------------------------------------------------------------------------------------------
                                 INSURANCE -- 1.8%
                                 Life & Health Insurance -- 0.5%
          45,000                 Protective Life Corp., 7.375%, 10/15/19                $       52,912
         100,000          5.88   Prudential Financial, Inc., Floating Rate
                                 Note, 9/15/42                                                 106,000
                                                                                        --------------
                                                                                        $      158,912
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Multi-line Insurance -- 0.3%
          60,000                 AXA SA, 8.6%, 12/15/30                                 $       82,163
------------------------------------------------------------------------------------------------------
                                 Property & Casualty Insurance -- 0.6%
          35,000                 Delphi Financial Group, Inc., 7.875%, 1/31/20          $       41,253
          15,000                 OneBeacon US Holdings, Inc., 4.6%, 11/9/22                     15,178
         110,000          6.50   The Allstate Corp., Floating Rate Note, 5/15/57               121,550
                                                                                        --------------
                                                                                        $      177,981
------------------------------------------------------------------------------------------------------
                                 Reinsurance -- 0.4%
          31,264                 Altair Re, Variable Rate Notes, 6/30/16 (e)            $        2,210
          30,000                 Lorenz Re, Ltd., Variable Rate Notes, 3/31/18 (e)              32,067
          30,000                 Pangaea Re, Series 2015-2, Notes, 11/30/19 (e)                 31,122
          30,000                 Pangaea Re., Variable Rate Notes, 7/1/18 (c) (e)                  540
JPY    2,513,319          3.20   Tralee Segregated Account (KANE SAC Ltd.),
                                 Floating Rate Note 7/15/17 (e)                                 20,805
          25,000          5.88   Wilton Re Finance LLC, Floating Rate Note,
                                  3/30/33 (144A)                                                26,318
                                                                                        --------------
                                                                                        $      113,062
                                                                                        --------------
                                 Total Insurance                                        $      532,118
------------------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 0.6%
                                 Office REIT -- 0.4%
          40,000                 Alexandria Real Estate Equities, Inc., 4.6%, 4/1/22    $       41,789
          35,000                 Highwoods Realty LP, 3.625%, 1/15/23                           34,936
          50,000                 Piedmont Operating Partnership LP, 3.4%, 6/1/23                46,965
                                                                                        --------------
                                                                                        $      123,690
------------------------------------------------------------------------------------------------------
                                 Specialized REIT -- 0.2%
          50,000                 DuPont Fabros Technology LP, 5.875%, 9/15/21           $       52,500
                                                                                        --------------
                                 Total Real Estate                                      $      176,190
------------------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 0.5%
                                 Internet Software & Services -- 0.3%
         100,000                 Bankrate, Inc., 6.125%, 8/15/18 (144A)                 $      100,375
------------------------------------------------------------------------------------------------------
                                 Home Entertainment Software -- 0.2%
          50,000                 Activision Blizzard, Inc., 6.125%, 9/15/23 (144A)      $       54,438
                                                                                        --------------
                                 Total Software & Services                              $      154,813
------------------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 0.4%
                                 Electronic Manufacturing Services -- 0.4%
         100,000                 Flextronics International, Ltd., 4.625%, 2/15/20       $      103,750
                                                                                        --------------
                                 Total Technology Hardware & Equipment                  $      103,750
------------------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT -- 0.3%
                                 Semiconductor Equipment -- 0.1%
          25,000                 Entegris, Inc., 6.0%, 4/1/22 (144A)                    $       25,750
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 27

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Semiconductors -- 0.2%
          55,000                 Micron Technology, Inc., 5.25%, 8/1/23 (144A)          $       53,734
                                                                                        --------------
                                 Total Semiconductors & Semiconductor Equipment         $       79,484
------------------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 1.5%
                                 Integrated Telecommunication Services -- 1.1%
COP  124,000,000                 Empresa de Telecomunicaciones de Bogota,
                                 7.0%, 1/17/23 (144A)                                   $       37,667
          11,000                 Frontier Communications Corp., 7.125%, 1/15/23                  9,818
          19,000                 Frontier Communications Corp., 8.5%, 4/15/20                   19,570
          50,000                 GCI, Inc., 6.75%, 6/1/21                                       51,750
EURO      50,000                 Telefonica Emisiones SAU, 5.496%, 4/1/16                       56,228
          25,000                 Unison Ground Lease Funding LLC, 2.981%,
                                 3/16/43 (144A)                                                 25,061
          38,000                 Verizon Communications, Inc., 5.012%, 8/21/54                  35,127
          65,000                 Verizon Communications, Inc., 6.55%, 9/15/43                   77,807
                                                                                        --------------
                                                                                        $      313,028
------------------------------------------------------------------------------------------------------
                                 Wireless Telecommunication Services -- 0.4%
          30,000                 Crown Castle Towers LLC, 4.883%, 8/15/20 (144A)        $       32,398
          75,000                 T-Mobile USA, Inc., 6.625%, 11/15/20                           77,250
                                                                                        --------------
                                                                                        $      109,648
                                                                                        --------------
                                 Total Telecommunication Services                       $      422,676
------------------------------------------------------------------------------------------------------
                                 UTILITIES -- 3.1%
                                 Electric Utilities -- 1.9%
         100,000                 Electricite de France SA, 6.0%, 1/22/14 (144A)         $      101,234
         200,000          8.13   Enel S.p.A., Floating Rate Note, 9/24/73 (144A)               230,500
          70,000                 Public Service Co. of New Mexico, 7.95%, 5/15/18               79,225
          50,000          6.25   Southern California Edison Co., Floating Rate
                                 Note (Perpetual)                                               55,625
          95,000                 Talen Energy Supply LLC, 6.5%, 6/1/25 (144A)                   84,312
          10,000                 West Penn Power Co., 5.95%, 12/15/17 (144A)                    10,848
                                                                                        --------------
                                                                                        $      561,744
------------------------------------------------------------------------------------------------------
                                 Gas Utilities -- 0.4%
          88,907                 Nakilat, Inc., 6.267%, 12/31/33 (144A)                 $      102,442
------------------------------------------------------------------------------------------------------
                                 Independent Power Producers & Energy
                                 Traders -- 0.8%
         200,000                 Colbun SA, 4.5%, 7/10/24 (144A)                        $      201,154
          33,127                 Panoche Energy Center LLC, 6.885%,
                                 7/31/29 (144A)                                                 38,537
                                                                                        --------------
                                                                                        $      239,691
                                                                                        --------------
                                 Total Utilities                                        $      903,877
------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE BONDS
                                 (Cost $9,081,126)                                      $    8,952,124
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 U.S. GOVERNMENT AND AGENCY
                                 OBLIGATIONS -- 13.4%
          60,000                 Fannie Mae, 3.0%, 11/17/15 (TBA)                       $       62,411
         200,000                 Fannie Mae, 3.5%, 12/10/15 (TBA)                              207,677
          52,313                 Fannie Mae, 3.5%, 2/1/29                                       55,262
          96,704                 Fannie Mae, 3.5%, 4/1/45                                      100,729
         235,305                 Fannie Mae, 3.5%, 5/1/44                                      245,579
         178,626                 Fannie Mae, 3.5%, 9/1/42                                      186,498
         184,771                 Fannie Mae, 4.0%, 11/1/44                                     196,796
         177,919                 Fannie Mae, 4.5%, 11/1/44                                     192,933
          27,255                 Fannie Mae, 4.5%, 4/1/41                                       29,616
          26,884                 Fannie Mae, 5.0%, 6/1/40                                       29,684
         181,534                 Federal Home Loan Mortgage Corp., 3.5%, 12/1/44               188,641
         195,373                 Federal Home Loan Mortgage Corp., 4.0%, 1/1/44                207,652
          22,251                 Federal Home Loan Mortgage Corp., 4.0%, 12/1/44                23,714
         348,995                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/44                370,928
          69,893                 Federal Home Loan Mortgage Corp., 4.5%, 6/1/41                 75,811
          49,019                 Federal Home Loan Mortgage Corp., 5.0%, 10/1/38                53,646
          42,231                 Federal Home Loan Mortgage Corp., 5.0%, 9/1/38                 46,221
          35,701                 Federal Home Loan Mortgage Corp., 6.0%, 8/1/37                 40,590
          22,273                 Federal Home Loan Mortgage Corp., 6.5%, 1/1/38                 25,454
          70,029                 Federal Home Loan Mortgage Corp., 6.5%, 4/1/38                 84,267
         181,705                 Government National Mortgage Association I,
                                 3.5%, 1/15/45                                                 190,346
          47,337                 Government National Mortgage Association I,
                                 4.5%, 1/15/40                                                  51,943
          37,196                 Government National Mortgage Association I,
                                 4.5%, 7/15/41                                                  40,279
          42,240                 Government National Mortgage Association I,
                                 4.5%, 9/15/40                                                  46,006
          58,560                 Government National Mortgage Association II,
                                 4.5%, 9/20/41                                                  63,898
          60,000                 U.S. Treasury Bonds, 4.5%, 2/15/36                             77,993
          60,000                 U.S. Treasury Bonds, 4.5%, 8/15/39                             77,874
         476,739                 U.S. Treasury Inflation Indexed Bonds,
                                 0.125%, 7/15/24                                               456,403
         100,617                 U.S. Treasury Inflation Indexed Bonds, 0.25%, 1/15/25          96,674
         414,936                 U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45         368,024
------------------------------------------------------------------------------------------------------
                                 TOTAL U.S. GOVERNMENT AND
                                 AGENCY OBLIGATIONS
                                 (Cost $3,816,701)                                      $    3,893,549
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 29

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- 37.0%
         200,000                 Africa Finance Corp., 4.375%, 4/29/20 (144A)           $      202,800
AUD    1,050,000                 Australia Government Bond, 3.25%, 4/21/25                     788,408
EURO      50,000                 Austria Government Bond, 4.15%, 3/15/37
                                 (144A)                                                         82,855
         200,000                 Banque Cent de Tunisie, 5.75%, 1/30/25 (144A)                 187,532
         200,000                 Brazil Minas SPE via State of Minas Gerais,
                                 5.333%, 2/15/28 (144A)                                        162,750
EURO     405,000                 Bundesrepublik Deutschland, 1.0%, 8/15/25                     465,674
CAD      700,000                 Canadian Government Bond, 1.75%, 9/1/19                       555,719
CAD      750,000                 Canadian Government Bond, 2.25%, 6/1/25                       608,646
CNY      500,000                 China Government Bond, 3.0%, 11/21/19                          78,297
CNY      500,000                 China Government Bond, 3.38%, 11/21/24                         78,668
         200,000                 Croatia Government International Bond, 5.5%,
                                 4/4/23 (144A)                                                 206,000
EURO     100,000                 Italy Buoni Poliennali Del Tesoro, 4.75%,
                                 8/1/23 (144A)                                                 138,613
         200,000                 Ivory Coast Government International Bond,
                                 5.375%, 7/23/24 (144A)                                        179,000
         200,000                 Ivory Coast Government International Bond,
                                 6.375%, 3/3/28 (144A)                                         184,250
JPY   20,000,000                 Japan Government Ten Year Bond, 1.0%, 12/20/21                175,189
JPY   20,000,000                 Japan Government Twenty Year Bond, 1.5%, 3/20/19              173,992
MXN    3,830,000                 Mexican Bonos, 4.75%, 6/14/18                                 233,877
MXN    2,400,000                 Mexican Bonos, 6.5%, 6/9/22                                   152,142
MXN      300,000                 Mexican Bonos, 7.5%, 6/3/27                                    20,029
MXN    3,615,898                 Mexican Udibonos, 2.0%, 6/9/22                                212,228
MXN    4,798,449                 Mexican Udibonos, 3.5%, 12/14/17                              308,608
MXN    3,862,751                 Mexican Udibonos, 5.0%, 6/16/16                               241,185
EURO    100,000                  Mexico Government International Bond,
                                 4.0%, 3/15/15                                                  99,070
         200,000                 Namibia International Bonds, 5.25%,
                                 10/29/25 (144A)                                               198,000
NZD      905,000                 New Zealand Government Bond, 4.5%, 4/15/27                    681,603
NZD    1,250,000                 New Zealand Government Bond, 5.5%, 4/15/23                    985,716
NOK    1,800,000                 Norway Government Bond, 2.0%, 5/24/23                         221,047
NOK    2,700,000                 Norway Government Bond, 4.5%, 5/22/19                         359,298
PLN    1,000,000                 Poland Government Bond, 5.25%, 10/25/17                       277,470
         150,000                 Provincia de Buenos Aires Argentina, 9.95%,
                                 6/9/21 (144A)                                                 154,500
AUD      100,000                 Queensland Treasury Corp., 5.75%, 7/22/24                      85,928
RON      380,000                 Romania Government Bond, 5.85%, 4/26/23                       111,051
RON      570,000                 Romania Government Bond, 5.95%, 6/11/21                       165,034
RUB    5,545,000                 Russian Federal Bond -- Federal Loan Obligations,
                                 7.0%, 8/16/23                                                  73,664

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 FOREIGN GOVERNMENT BONDS -- (continued)
         200,000                 Sri Lanka Government International Bond,
                                 6.85%, 11/3/25 (144A)                                  $      198,750
SEK    2,300,000                 Sweden Government Bond, 2.5%, 5/12/25                         315,943
GBP      500,000                 United Kingdom Gilt, 1.75%, 7/22/19                           790,471
GBP       70,000                 United Kingdom Gilt, 4.25%, 9/7/39                            139,938
GBP       75,000                 United Kingdom Gilt, 8.75%, 8/25/17                           132,988
         400,000                 Zambia Government International Bond,
                                 5.375%, 9/20/22 (144A)                                        296,000
------------------------------------------------------------------------------------------------------
                                 TOTAL FOREIGN GOVERNMENT BONDS
                                 (Cost $11,853,178)                                     $   10,722,933
------------------------------------------------------------------------------------------------------
                                 MUNICIPAL BONDS -- 2.6% (f)
                                 Municipal Airport -- 0.1%
          20,000                 Indianapolis Airport Authority, 5.1%, 1/15/17          $       21,022
------------------------------------------------------------------------------------------------------
                                 Municipal Development -- 0.2%
          50,000                 California Statewide Communities Development
                                 Authority, 6.0%, 8/15/42                               $       58,993
------------------------------------------------------------------------------------------------------
                                 Municipal General -- 0.6%
          70,000                 JobsOhio Beverage System, 3.985%, 1/1/29               $       73,153
          20,000                 JobsOhio Beverage System, 4.532%, 1/1/35                       21,249
          30,000                 Virginia Commonwealth Transportation Board,
                                 4.0%, 5/15/31                                                  32,036
          30,000                 Virginia Commonwealth Transportation Board,
                                 4.0%, 5/15/32                                                  31,873
                                                                                        --------------
                                                                                        $      158,311
------------------------------------------------------------------------------------------------------
                                 Higher Municipal Education -- 0.9%
          25,000                 Baylor University, 4.313%, 3/1/42                      $       25,507
          25,000                 Massachusetts Health & Educational Facilities
                                 Authority, Massachusetts Institute of Technology -
                                 Series K, 5.5%, 7/1/32                                         33,721
          25,000                 Massachusetts Institute of Technology,
                                 5.6%, 7/1/11                                                   30,799
          50,000                 New Jersey Educational Facilities Authority,
                                 Princeton University Series D, 4.0%, 7/1/45                    52,326
          20,000                 Permanent University Fund, 5.0%, 7/1/30                        23,853
          50,000                 University of California, 3.38%, 5/15/28                       49,954
          50,000                 University of Virginia, Green Bond Series A,
                                 5.0%, 4/1/45                                                   57,885
                                                                                        --------------
                                                                                        $      274,045
------------------------------------------------------------------------------------------------------
                                 Municipal Medical -- 0.1%
          25,000                 Massachusetts Development Finance Agency,
                                 5.25%, 4/1/37                                          $       28,722
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 31

------------------------------------------------------------------------------------------------------
                   Floating
Principal          Rate (b)
Amount ($)         (unaudited)                                                          Value
------------------------------------------------------------------------------------------------------
                                 Municipal School District -- 0.2%
          25,000                 Frisco Independent School District, 4.0%,
                                 8/15/40 (g)                                            $       26,084
          25,000                 Frisco Independent School District, 4.0%,
                                 8/15/45 (g)                                                    25,923
                                                                                        --------------
                                                                                        $       52,007
------------------------------------------------------------------------------------------------------
                                 Municipal Obligation -- 0.5%
          50,000                 State of Texas, 4.0%, 10/1/44 (g)                      $       51,978
          50,000                 State of Washington, 5.0%, 7/1/30 (g)                          58,796
          20,000                 Washington Suburban Sanitary Commission,
                                 4.0%, 6/1/43 (g)                                               20,841
          20,000                 Washington Suburban Sanitary Commission,
                                 4.0%, 6/1/44 (g)                                               20,826
                                                                                        --------------
                                                                                        $      152,441
------------------------------------------------------------------------------------------------------
                                 TOTAL MUNICIPAL BONDS
                                 (Cost $705,287)                                        $      745,541
------------------------------------------------------------------------------------------------------
                                 SENIOR FLOATING RATE LOAN
                                 INTERESTS -- 0.2%**
                                 TELECOMMUNICATION SERVICES -- 0.2%
                                 Integrated Telecommunication Services -- 0.2%
          42,977          3.25   West Corp., B-10 Term Loan (First Lien), 6/30/18       $       42,661
                                                                                        --------------
                                 Total Telecommunication Services                       $       42,661
------------------------------------------------------------------------------------------------------
                                 TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                 (Cost $43,461)                                         $       42,661
------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENT IN SECURITIES -- 94.2%
                                 (Cost $28,408,532) (a)(h)                              $   27,332,199
------------------------------------------------------------------------------------------------------
                                 OTHER ASSETS & LIABILITIES -- 5.8%                     $    1,695,943
------------------------------------------------------------------------------------------------------
                                 TOTAL NET ASSETS -- 100.0%                             $   29,028,142
======================================================================================================

+            Amount rounds to less than 0.1%.

(Perpetual)  Security with no stated maturity date.

(Step) Step up bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT         Real Estate Investment Trust.

REMICS       Real Estate Mortgage Investment Conduits.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2015, the value of these securities amounted to $6,884,446, or 23.7% of total net assets.

(TBA)        "To Be Announced" Securities.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At October 31, 2015, the net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes of $28,413,594 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                            $   624,893

               Aggregate gross unrealized depreciation for all investments in which
                 in which there is an excess of tax cost over value                    (1,706,288)
                                                                                      -----------
               Net unrealized depreciation                                            $(1,081,395)
                                                                                      ===========

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(e) Structured reinsurance investment. At October 31, 2015, the value of these securities amounted to $86,744 or 0.3% of total net assets. See Notes to Financial Statements -- Note 1I.

(f)          Consists of Revenue Bonds unless otherwise indicated.

(g)          Represents a General Obligation Bond.

(h) Distributions of investments by country of domicile (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

             United States                                                 43.2%
             New Zealand                                                    6.1
             Canada                                                         5.7
             Mexico                                                         5.2
             United Kingdom                                                 4.8
             Australia                                                      4.2
             Supranational                                                  3.4
             Norway                                                         2.1
             Cayman Islands                                                 1.9
             Italy                                                          1.8
             Germany                                                        1.7
             Netherlands                                                    1.4
             Ivory Coast                                                    1.3
             Japan                                                          1.3
             Sweden                                                         1.2
             Luxembourg                                                     1.1
             Zambia                                                         1.1
             Poland                                                         1.0
             Romania                                                        1.0
             Other (individually less than 1.0%)                           10.5
                                                                          -----
                                                                          100.0%
                                                                          =====

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 33

Principal amounts are denominated in U.S. Dollars unless otherwise noted:

AUD          Australian Dollar
CAD          Canadian Dollar
CNY          Chinese Yuan
COP          Colombian Peso
EURO         Euro
GBP          British Pound Sterling
INR          Indian Rupee
JPY          Japanese Yen
MXN          Mexican Peso
NOK          Norwegian Krone
NZD          New Zealand Dollar
PLN          New Polish Zloty
RON          Romanian New Leu
RUB          Russian Ruble
SEK          Swedish Krona

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2015 were as follows:

--------------------------------------------------------------------------------
                                                     Purchases        Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                            $ 3,003,909      $3,997,551
Other Long-Term Securities                           $12,348,753      $5,336,553

CENTRALLY CLEARED CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------
Notional                        Obligation               Credit     Expiration   Premiums    Unrealized
Principal ($)(1)  Counterparty  Entity/Index   Coupon    Rating(2)  Date         Received    Appreciation
---------------------------------------------------------------------------------------------------------
                                Markit CDX
                  J.P. Morgan   North America
                  Chase         High Yield
      343,332     Bank          Index          5.00%     B+         12/20/19     $18,632      $8,406
---------------------------------------------------------------------------------------------------------

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------
Notional                        Obligation              Credit     Expiration   Premiums     Unrealized
Principal ($)(1)  Counterparty  Entity/Index   Coupon   Rating(2)  Date         Paid         Depreciation
---------------------------------------------------------------------------------------------------------
                  Morgan
                  Stanley       Diamond
                  Capital       Offshore
       50,000     Services LLC  Drill Inc.     1.00%    BBB+       12/20/19     $(1,873)      $(3,859)
---------------------------------------------------------------------------------------------------------

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or the weighted average of all the underlying securities in the index.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2015, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                         Level 1     Level 2        Level 3    Total
------------------------------------------------------------------------------------------
Convertible Corporate Bonds              $     --    $    84,224    $    --    $    84,224
Preferred Stocks
  Diversified Financials
    Consumer Finance                       21,956         25,604         --         47,560
  All Other Preferred Stocks              163,207             --         --        163,207
Convertible Preferred Stock                94,800             --         --         94,800
Asset Backed Securities                        --        465,356         --        465,356
Collateralized Mortgage Obligations            --      2,120,244         --      2,120,244
Corporate Bonds
  Insurance
    Reinsurance                                --         26,318     86,744        113,062
  All Other Corporate Bonds                    --      8,839,062         --      8,839,062
U.S. Government Agency Obligations             --      3,893,549         --      3,893,549
Foreign Government Bonds                       --     10,722,933         --     10,722,933
Municipal Bonds                                --        745,541         --        745,541
Senior Floating Rate Loan Interest             --         42,661         --         42,661
------------------------------------------------------------------------------------------
Total                                    $279,963    $26,965,492    $86,744    $27,332,199
==========================================================================================
Other Financial Instruments
Unrealized appreciation on
  futures contracts                      $ 12,456    $        --    $    --    $    12,456
Unrealized appreciation on
  forward foreign currency contracts           --         28,268         --         28,268
Unrealized depreciation on
  forward foreign currency contracts           --       (220,639)        --       (220,639)
Net unrealized appreciation on
  swap contracts                               --          4,547         --          4,547
------------------------------------------------------------------------------------------
Total Other Financial Instruments        $ 12,456    $  (187,824)   $    --    $  (175,368)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 35

The following is a summary of the fair valuation of certain Fund's assets and liabilities as of October 31, 2015:

----------------------------------------------------------------------------------------
                                           Level 1    Level 2       Level 3   Total
----------------------------------------------------------------------------------------
Assets:
Futures collateral                         $    --    $   71,550    $ --      $   71,550
Centrally cleared swap collateral               --        25,000      --          25,000
Variation margin for centrally
  cleared swap contracts                        --           326      --             326
Foreign currencies, at value                    --     1,213,556      --       1,213,556
Liabilities:
Variation margin for futures contracts      (1,574)           --      --          (1,574)
----------------------------------------------------------------------------------------
Total:                                     $(1,574)   $1,310,432    $ --      $1,308,858
========================================================================================

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

-----------------------------------------------------------------------------------------
                                                      Preferred      Corporate
                                                      Stocks         Bonds       Total
-----------------------------------------------------------------------------------------
Balance as of 10/31/14                                $  31,404      $ 53,730    $ 85,134
Realized gain (loss)(1)                                      --            66          66
Change in unrealized appreciation (depreciation)(2)          --       (60,001)    (60,001)
Purchases                                                    --        80,281      80,281
Sales                                                        --       (18,736)    (18,736)
Transfers in and out of Level 3 categories*             (31,404)       31,404          --
Transfers in and out of Level 3*                             --            --          --
-----------------------------------------------------------------------------------------
Balance as of 10/31/15                                $      --      $ 86,744    $ 86,744
=========================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2015, there were no transfers between Levels 1, 2 and 3.

      Net change in unrealized appreciation (depreciation) of investments
      still held as of 10/31/15                                             $(60,001)
                                                                            ========

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Statement of Assets and Liabilities | 10/31/15

ASSETS:
  Investment in securities, at value (cost $28,408,532)                   $ 27,332,199
  Cash                                                                       1,088,834
  Futures collateral                                                            71,550
  Centrally cleared swap collateral                                             25,000
  Foreign currencies, at value (cost $1,229,431)                             1,213,556
  Receivables --
     Investment securities sold                                                236,622
     Fund shares sold                                                           24,437
     Interest                                                                  273,079
  Variation margin for centrally cleared swap contracts                            326
  Swap contracts, premium paid                                                  16,759
  Unrealized appreciation on futures contracts                                  12,456
  Net unrealized appreciation on swap contracts                                  4,547
  Unrealized appreciation on forward foreign currency contracts                 28,268
  Due from Pioneer Investment Management, Inc.                                  21,486
  Prepaid expenses                                                              33,479
--------------------------------------------------------------------------------------
         Total assets                                                      $30,382,598
======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                      $    934,163
     Fund shares repurchased                                                     3,099
     Distributions                                                              42,347
     Trustee fees                                                                  630
  Variation margin for futures contracts                                         1,574
  Unrealized depreciation on forward foreign currency contracts                220,639
  Cash held at broker                                                           14,006
  Due to affiliates                                                             52,722
  Accrued expenses                                                              85,276
--------------------------------------------------------------------------------------
         Total liabilities                                                $  1,354,456
======================================================================================
NET ASSETS:
  Paid-in capital                                                          $30,033,009
  Undistributed net investment income                                          344,017
  Accumulated net realized loss on investments, futures contracts,
     swap contracts, written options, and foreign currency transactions        (76,974)
  Net unrealized depreciation on investments                                (1,076,333)
  Net unrealized appreciation on futures contracts                              12,456
  Net unrealized appreciation on swap contracts                                  4,547
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies           (212,580)
--------------------------------------------------------------------------------------
         Total net assets                                                 $ 29,028,142
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $12,736,873/1,224,468 shares)                         $      10.40
  Class C (based on $4,113,355/394,224 shares)                            $      10.43
  Class Y (based on $12,177,914/1,160,004 shares)                         $      10.50
MAXIMUM OFFERING PRICE:
  Class A ($10.40 (divided by) 95.5%)                                     $      10.89
======================================================================================

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 37

Statement of Operations

For the Year Ended 10/31/15

INVESTMENT INCOME:
   Interest (net of foreign taxes withheld of $2,429)               $ 1,107,411
   Dividends                                                             30,956
----------------------------------------------------------------------------------------------
         Total investment income                                                   $ 1,138,367
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $   147,223
  Transfer agent fees
     Class A                                                             10,902
     Class C                                                              5,663
     Class Y                                                                759
  Distribution fees
     Class A                                                             31,237
     Class C                                                             45,470
  Shareholder communications expense                                    123,015
  Administrative expense                                                 25,167
  Custodian fees                                                         37,204
  Registration fees                                                      46,412
  Professional fees                                                      70,640
  Printing expense                                                       35,582
  Pricing expense                                                        25,551
  Fees and expenses of non-affiliated Trustees                            7,178
  Miscellaneous                                                          10,392
----------------------------------------------------------------------------------------------
     Total expenses                                                                $   622,395
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                       (318,032)
----------------------------------------------------------------------------------------------
     Net expenses                                                                  $   304,363
----------------------------------------------------------------------------------------------
         Net investment income                                                     $   834,004
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS, WRITTEN OPTIONS AND
FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                    $  (790,287)
     Futures contracts                                                  (67,585)
     Written options                                                      1,387
     Swap contracts                                                         (14)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             1,213,420    $   356,921
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                    $(1,208,276)
     Futures contracts                                                   30,465
     Written options                                                     (1,386)
     Swap contracts                                                       4,599
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies              (295,702)   $(1,470,300)
----------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, futures
     contracts, swap contracts, written options and forward
     foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                             $(1,113,379)
----------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                             $  (279,375)
==============================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                                  Year Ended     Year Ended
                                                                  10/31/15       10/31/14
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $    834,004   $    930,817
Net realized gain on investments, futures contracts,
  written options, swap contracts and forward foreign
  currency contracts and other assets and liabilities
  denominated in foreign currencies                                    356,921         89,341
Change in net unrealized depreciation on investments,
  futures contracts, written options, swap contracts
  and forward foreign currency contracts and other
  assets and liabilities denominated in foreign currencies          (1,470,300)      (186,594)
---------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                         $   (279,375)  $    833,564
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.31 and $0.35 per share, respectively)           $   (362,600)  $   (215,775)
      Class C ($0.21 and $0.25 per share, respectively)                (90,523)       (89,290)
      Class Y ($0.34 and $0.38 per share, respectively)               (391,265)      (530,301)
Net realized gain:
      Class A ($0.10 and $0.06 per share, respectively)               (103,854)       (39,795)
      Class C ($0.10 and $0.06 per share, respectively)                (36,964)       (21,563)
      Class Y ($0.10 and $0.06 per share, respectively)               (110,052)       (98,561)
---------------------------------------------------------------------------------------------
          Total distributions to shareowners                      $ (1,095,258)  $   (995,285)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS (a)(b):
Net proceeds from sale of shares                                  $  5,423,057   $ 10,994,366
Reinvestment of distributions                                          502,776        266,757
Cost of shares repurchased                                          (3,804,827)   (10,990,573)
---------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
         Fund share transactions                                  $  2,121,006   $    270,550
---------------------------------------------------------------------------------------------
      Net increase in net assets                                  $    746,373   $    108,829
NET ASSETS:
Beginning of year                                                   28,281,769     28,172,940
---------------------------------------------------------------------------------------------
End of year                                                       $ 29,028,142   $ 28,281,769
---------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income  $    344,017   $    (90,373)
=============================================================================================

(a) At October 31, 2015, Pioneer Solutions-Growth Fund owned 15.0% of the value of outstanding shares of Pioneer Global Multisector Income Fund.

(b) At October 31, 2015, Pioneer Solutions-Balanced Fund owned 14.0% of the value of outstanding shares of Pioneer Global Multisector Income Fund.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 39

-----------------------------------------------------------------------------------------
                                  Year Ended    Year Ended      Year Ended   Year Ended
                                  10/31/15      10/31/15        10/31/14     10/31/14
                                  Shares        Amount          Shares       Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                        326,667      $ 3,484,765      636,610     $  6,945,753
Reinvestment of distributions       37,797          402,829       18,155          197,869
Less shares repurchased           (203,771)      (2,170,537)    (218,557)      (2,379,129)
-----------------------------------------------------------------------------------------
      Net increase                 160,693      $ 1,717,057      436,208     $  4,764,493
=========================================================================================
Class C
Shares sold                        128,101      $ 1,375,286       81,364     $    893,280
Reinvestment of distributions        6,729           72,072        5,807           63,487
Less shares repurchased           (120,509)      (1,279,738)     (56,519)        (620,157)
-----------------------------------------------------------------------------------------
      Net increase                  14,321      $   167,620       30,652     $    336,610
=========================================================================================
Class Y
Shares sold                         52,402      $   563,006      288,193     $  3,155,333
Reinvestment of distributions        2,593           27,875          490            5,401
Less shares repurchased            (33,109)        (354,552)    (725,553)      (7,991,287)
-----------------------------------------------------------------------------------------
      Net increase (decrease)       21,886      $   236,329     (436,870)    $ (4,830,553)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year       Year        Year       Year
                                                                  Ended         Ended      Ended       Ended      Ended
                                                                  10/31/15      10/31/14   10/31/13    10/31/12   10/31/11
--------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                              $ 10.91       $ 10.98    $ 11.49     $ 11.22    $ 11.19
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.31(b)    $  0.38    $  0.30     $  0.36    $  0.34
   Net realized and unrealized gain (loss) on investments           (0.41)        (0.04)     (0.35)       0.29       0.01
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ (0.10)      $  0.34    $ (0.05)    $  0.65    $  0.35
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $ (0.31)      $ (0.35)   $ (0.29)    $ (0.36)   $ (0.32)
   Net realized gain                                                (0.10)        (0.06)     (0.17)      (0.02)        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.41)      $ (0.41)   $ (0.46)    $ (0.38)   $ (0.32)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.51)      $ (0.07)   $ (0.51)    $  0.27    $  0.03
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 10.40       $ 10.91    $ 10.98     $ 11.49    $ 11.22
==========================================================================================================================
Total return*                                                       (1.00)%        3.16%     (0.45)%      5.98%      3.22%
Ratio of net expenses to average net assets (a)                      1.00%         1.01%      1.00%       1.00%      1.00%
Ratio of net investment income (loss) to average net assets          2.87%         3.57%      3.36%       3.26%      2.94%
Portfolio turnover rate                                                34%           51%        33%         29%        34%
Net assets, end of period (in thousands)                          $12,737       $11,601    $ 6,888     $ 9,128    $14,830
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expense to average net assets (a)                           2.67%         2.52%      2.05%       1.65%      2.07%
   Net investment income (loss) to average net assets                1.20%         2.06%      2.31%       2.60%      1.86%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 41

--------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year       Year        Year       Year
                                                                  Ended         Ended      Ended       Ended      Ended
                                                                  10/31/15      10/31/14   10/31/13    10/31/12   10/31/11
--------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 10.94       $ 11.01    $ 11.51     $ 11.23    $ 11.19
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.21(b)    $  0.29    $  0.20     $  0.26    $  0.24
   Net realized and unrealized gain (loss) on investments           (0.41)        (0.05)     (0.34)       0.30       0.02
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ (0.20)      $  0.24    $ (0.14)    $  0.56    $  0.26
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $ (0.21)      $ (0.25)   $ (0.19)    $ (0.26)   $ (0.22)
   Net realized gain                                                (0.10)        (0.06)     (0.17)      (0.02)        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.31)      $ (0.31)   $ (0.36)    $ (0.28)   $ (0.22)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.51)      $ (0.07)   $ (0.50)    $  0.28    $  0.04
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 10.43       $ 10.94    $ 11.01     $ 11.51    $ 11.23
==========================================================================================================================
Total return*                                                       (1.87)%        2.24%     (1.24)%      5.09%      2.39%
Ratio of net expenses to average net assets (a)                      1.90%         1.91%      1.90%       1.90%      1.90%
Ratio of net investment income (loss) to average net assets          1.96%         2.67%      2.46%       2.33%      2.15%
Portfolio turnover rate                                                34%           51%        33%         29%        34%
Net assets, end of period (in thousands)                          $ 4,113       $ 4,156    $ 3,847     $ 4,414    $ 3,555
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                          2.56%         2.71%      2.75%       2.39%      2.94%
   Net investment income (loss) to average net assets                1.30%         1.87%      1.61%       1.84%      1.11%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

--------------------------------------------------------------------------------------------------------------------------
                                                                  Year          Year       Year        Year       Year
                                                                  Ended         Ended      Ended       Ended      Ended
                                                                  10/31/15      10/31/14   10/31/13    10/31/12   10/31/11
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $ 11.00       $ 11.07    $ 11.59     $ 11.30    $ 11.22
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                   $  0.33(b)    $  0.42    $  0.33     $  0.39    $  0.35
   Net realized and unrealized gain (loss) on investments           (0.39)        (0.05)     (0.36)       0.30       0.05
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $ (0.06)      $  0.37    $ (0.03)    $  0.69    $  0.40
--------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                          $ (0.34)      $ (0.38)   $ (0.32)    $ (0.38)   $ (0.32)
   Net realized gain                                                (0.10)        (0.06)     (0.17)      (0.02)        --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                               $ (0.44)      $ (0.44)   $ (0.49)    $ (0.40)   $ (0.32)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $ (0.50)      $ (0.07)   $ (0.52)    $  0.29    $  0.08
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 10.50       $ 11.00    $ 11.07     $ 11.59    $ 11.30
==========================================================================================================================
Total return*                                                       (0.62)%        3.42%     (0.25)%      6.24%      3.66%
Ratio of net expenses to average net assets (a)                      0.75%         0.76%      0.75%       0.79%      0.82%
Ratio of net investment income (loss) to average net assets          3.12%         3.81%      3.58%       3.42%      3.01%
Portfolio turnover rate                                                34%           51%        33%         29%        34%
Net assets, end of period (in thousands)                          $12,178       $12,525    $17,438     $15,297    $11,160
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets (a)                          1.39%         1.50%      1.57%       1.18%      1.55%
   Net investment income to average net assets                       2.48%         3.07%      2.76%       3.04%      2.28%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.01%, 0.00%, 0.00% and 0.00%, respectively.

(b) The per share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 43

Notes to Financial Statements | 10/31/15

1. Organization and Significant Accounting Policies

Pioneer Global Multisector Income Fund (the Fund) is a series of Pioneer Series Trust VII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from

44 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 one or more brokers, Treasury spreads, yields, maturities and ratings. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Cash may include overnight time deposits at approved financial institutions.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     Securities or senior loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 45 disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2015, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers or through a third party using an insurance industry valuation model).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

46 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

E.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2015, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2015, the Fund reclassified $444,774 to increase undistributed net investment income and $444,774 to increase accumulated net realized loss on investments futures contracts, swap contracts, written options, and foreign currency transactions to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     At October 31, 2015, the Fund was permitted to carry forward indefinitely $64,518 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 47

     The tax character of distributions paid during the years ended October 31, 2015, and October 31, 2014, were as follows:

     ---------------------------------------------------------------------------
                                                             2015           2014
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                   $  856,632       $835,366
     Long-term capital gain                               238,626        159,919
     ---------------------------------------------------------------------------
         Total                                         $1,095,258       $995,285
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2015:

     ---------------------------------------------------------------------------
                                                                           2015
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $   199,660
     Capital loss carryforward                                          (64,518)
     Current year dividend payable                                      (42,347)
     Unrealized depreciation                                         (1,097,662)
     ---------------------------------------------------------------------------
         Total                                                      $(1,004,867)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments related to sidecars, the mark-to-market of forward and futures contracts, and interest accruals on preferred stock.

F.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $1,700 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2015.

G.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

48 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

H.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

I.   Insurance Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 49 specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"), are subject to the same risks as event-linked bonds. In addition, because quota share instruments represent an interest in a basket of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Fund's investment in quota share instruments and therefore place the Fund's assets at greater risk of loss than if PIM had more complete information.

     Quota share instruments and other structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2015 was $71,550. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and

50 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2015, was $(3,154,682).

     At October 31, 2015, open futures contracts were as follows:

     -----------------------------------------------------------------------------------------
                                                                                Net
                                     Number of                                  Unrealized
                                     Contracts      Settlement                  Appreciation
     Type            Counterparty    Long/(Short)   Month        Value          (Depreciation)
     -----------------------------------------------------------------------------------------
     Euro Bond       Citibank N.A.     5            12/15        $   865,166    $ 6,263
     US 5 Yr
       Note (CBT)    Citibank N.A.   (11)           12/15         (1,317,508)     2,746
     US 10 Yr
       Note (CBT)    Citibank N.A.   (29)           12/15         (3,702,938)     3,447
     -----------------------------------------------------------------------------------------
          Total                      (35)                        $(4,155,280)   $12,456
     =========================================================================================

K.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. As of the year ended October 31, 2015, the Fund had no open repurchase agreements.

L.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 51 between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of written options contracts open during the year ended October 31, 2015, was $0.

     There were no written options outstanding as of October 31, 2015.

     ---------------------------------------------------------------------------
                                                        Number of      Premium
                                                        Contracts      Paid
     ---------------------------------------------------------------------------
     Options open at beginning of period                  84,202       $ (1,387)
     Options opened                                           --             --
     Options exercised                                        --             --
     Options closed                                           --             --
     Options expired                                     (84,202)         1,387
     ---------------------------------------------------------------------------
     Options open at end of period                            --       $     --
     ===========================================================================

M.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment

52 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 made by the Fund, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open credit default swap contracts at October 31, 2015, are listed in the Schedule of Investments. The average value of swap contracts open during the year ended October 31, 2015 was $14,698.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.00%, 1.90% and 0.75% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. Fees waived and expenses reimbursed during the year ended October 31, 2015, are reflected on the Statement of Operations. These expense

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 53 limitations are in effect through March 1, 2017. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from affiliates" reflected on the Statement of Assets and Liabilities is $13,184 in management fees, administrative costs and certain other reimbursements due to PIM at October 31, 2015.

3. Transfer Agent

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, provided substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimbursed PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $118,880
Class C                                                                    2,840
Class Y                                                                    1,295
--------------------------------------------------------------------------------
  Total                                                                 $123,015
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $38,940 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or

54 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $598 in distribution fees payable to PFD at October 31, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2015, CDSCs in the amount of $784 were paid to PFD.

5. Expense Offset Arrangements

The Fund entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended October 31, 2015, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At October 31, 2015, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2015, was $(6,657,098).

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 55

Open forward foreign currency contracts at October 31, 2015, were as follows:

------------------------------------------------------------------------------------------------
                                       In
Currency                   Currency    Exchange                        Settlement   Unrealized
Sold        Deliver        Purchased   For          Counterparty       Date         Appreciation
------------------------------------------------------------------------------------------------
USD          (1,291,743)   CAD         1,700,232    Citibank NA        11/2/15      $ 7,980
ZAR          (1,555,000)   USD           114,980    Citibank NA        11/16/15       2,805
CZK         (13,500,000)   USD           549,068    Citibank NA        11/5/15          607
SEK          (2,751,185)   USD           330,467    JP Morgan          11/27/15       7,803
                                                    Chase Bank
HUF         (66,994,656)   USD           242,441    JP Morgan          12/16/15       5,216
                                                    Chase Bank
CLP         (91,560,000)   USD           134,009    JP Morgan          12/16/15       2,041
                                                    Chase Bank
SGD            (144,956)   USD           104,949    JP Morgan          11/5/15        1,425
                                                    Chase Bank
CAD            (122,754)   MXN         1,557,353    JP Morgan          11/24/15         391
                                                    Chase Bank
------------------------------------------------------------------------------------------------
Total                                                                               $28,268
================================================================================================

------------------------------------------------------------------------------------------------
                                       In
Currency                   Currency    Exchange                        Settlement   Unrealized
Sold       Deliver         Purchased   For          Counterparty       Date         Depreciation
------------------------------------------------------------------------------------------------
GBP          (595,330)     USD            917,719   Brown Brothers     12/29/15     $      (591)
                                                    Harriman and Co.
MXN        (5,415,000)     USD            322,656   Brown Brothers     11/23/15          (4,963)
                                                    Harriman and Co.
GBP          (596,817)     USD            913,784   Citibank NA        11/3/15           (7,016)
CAD        (1,700,232)     USD          1,291,309   Citibank NA        12/29/15          (8,005)
RUB        (4,565,000)     USD             70,008   JP Morgan          11/6/15           (1,420)
                                                    Chase Bank
CNY        (1,000,000)     USD            156,556   JP Morgan          11/9/15           (1,667)
                                                    Chase Bank
USD          (585,030)     JPY         70,065,158   JP Morgan          12/22/15          (3,989)
                                                    Chase Bank
NZD        (2,676,544)     USD          1,675,151   JP Morgan          11/9/15         (137,549)
                                                    Chase Bank
MXN        (3,432,786)     USD            206,691   Societe Generale   11/23/15          (1,000)
CAD        (1,700,232)     USD          1,290,105   Societe Generale   12/29/15          (9,617)
AUD        (1,884,360)     USD          1,298,974   Societe Generale   11/9/15          (44,822)
------------------------------------------------------------------------------------------------
Total                                                                               $  (220,639)
================================================================================================

7. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of

56 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Futures collateral", "Swap Collateral" or "Deposit with broker." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2015.

--------------------------------------------------------------------------------------------
                   Derivative
                   Assets
                   Subject to       Derivatives   Non-Cash      Cash           Net Amount
                   Master Netting   Available     Collateral    Collateral     of Derivative
Counterparty       Agreement        for Offset    Received (a)  Received (a)   Assets (b)
--------------------------------------------------------------------------------------------
J.P. Morgan
  Chase Bank       $16,876          $(16,876)     $ --          $ --           $ --
Morgan Stanley
  Capital
  Services LLC          --                --        --            --             --
Citibank N.A.       11,392           (11,392)       --            --             --
Brown Brothers
  Harriman
  and Co.               --                --        --            --             --
Societe Generale        --                --        --            --             --
--------------------------------------------------------------------------------------------
Total              $28,268          $(28,268)     $ --          $ --           $ --
============================================================================================

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 57

-----------------------------------------------------------------------------------------------------
                      Derivative
                      Liabilities
                      Subject to        Derivatives      Non-Cash       Cash          Net Amount
                      Master Netting    Available        Collateral     Collateral    of Derivative
Counterparty          Agreement         for Offset       Pledged (a)    Pledged (a)   Liabilities (c)
-----------------------------------------------------------------------------------------------------
J.P. Morgan
  Chase Bank          $144,625          $(16,876)        $ --           $ --          $127,749
Morgan Stanley
  Capital
  Services LLC           3,859                --           --             --             3,859
Citibank N.A.           15,021           (11,392)          --             --             3,629
Brown Brothers
  Harriman and Co.       5,554                --           --             --             5,554
Societe Generale        55,439                --           --             --            55,439
-----------------------------------------------------------------------------------------------------
Total                 $224,498          $(28,268)        $ --           $ --          $196,230
=====================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

58 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015, was as follows:

---------------------------------------------------------------------------------------------
                                                               Foreign
Statement of Assets                      Interest    Credit    Exchange    Equity   Commodity
and Liabilities                          Rate Risk   Risk      Rate Risk   Risk     Risk
---------------------------------------------------------------------------------------------
Assets
   Unrealized appreciation on
    futures contracts                    $12,456     $    --   $      --   $ --     $ --
   Net unrealized appreciation on
    swap contracts                            --       4,547          --     --       --
   Unrealized appreciation of forward
    foreign currency contracts                --          --      28,268     --       --
---------------------------------------------------------------------------------------------
   Total Value                           $12,456     $ 4,547   $  28,268   $ --     $ --
---------------------------------------------------------------------------------------------
Liabilities
   Unrealized depreciation of forward
    foreign currency contracts           $    --     $    --   $(220,639)  $ --     $ --
---------------------------------------------------------------------------------------------
   Total Value                           $    --     $    --   $(220,639)  $ --     $ --
---------------------------------------------------------------------------------------------

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2015, was as follows:

----------------------------------------------------------------------------------------------
                                                               Foreign
Statement of                             Interest    Credit    Exchange     Equity   Commodity
Operations                               Rate Risk   Risk      Rate Risk    Risk     Risk
----------------------------------------------------------------------------------------------
Net realized gain (loss) on
  Swap contracts                         $     --    $  (14)   $       --   $ --     $ --
  Futures contracts                       (67,585)       --            --     --       --
  Written options                              --        --         1,387     --       --
  Forward foreign currency contracts           --        --     1,268,305     --       --
----------------------------------------------------------------------------------------------
  Total Value                            $(67,585)   $  (14)   $1,269,692   $ --     $ --
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) on
  Swap contracts                         $     --    $4,599    $       --   $ --     $ --
  Futures contracts                        30,465        --            --     --       --
  Written options                              --        --        (1,386)    --       --
  Forward foreign currency contracts           --        --      (288,758)    --       --
----------------------------------------------------------------------------------------------
  Total Value                            $ 30,465    $4,599    $ (290,144)  $ --     $ --
----------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 59

9. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations.

As of October 31, 2015, the Fund had one bridge loan commitment of $33,913, which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                   Unrealized
                                                                   Appreciation/
Loan                                 Shares    Cost      Value     Depreciation
--------------------------------------------------------------------------------
Charter Communications
   Operating LLC, Bridge Loan        33,913    $33,913   $33,913   $--
--------------------------------------------------------------------------------
     Total                           33,913    $33,913   $33,913   $--
--------------------------------------------------------------------------------

10. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until June 9, 2015, was in the amount of $215 million. As of June 9, 2015, the facility is in the amount of $240 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2015, the Fund had no borrowings under the credit facility.

60 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareowners of Pioneer Global Multisector Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Global Multisector Income Fund (one of the funds constituting Pioneer Series Trust VII), as of October 31, 2015, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 2013, 2012, and 2011 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated December 23, 2013.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Global Multisector Income Fund as of October 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
December 23, 2015

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 61

Additional Information

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 41.27%.

PIM, the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Fund's current investment advisory agreement with PIM to terminate. Accordingly, the Fund's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Fund's new investment advisory agreement will be submitted to the shareholders of the Fund for their approval.

Subsequent Event (unaudited)

Effective November 2, 2015, Boston Financials Data Service became the transfer agent to the Fund at negotiated rates.

62 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Multisector Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2015 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2015 and July 2015. Supplemental contract review materials were provided to the Trustees in September 2015. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings in connection with the review of the Fund's investment advisory agreement.

In March 2015, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2015, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2015.

At a meeting held on September 15, 2015, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 63 considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

64 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the third quintile relative to its Morningstar peer group and in the first quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 65

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct

66 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 67

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

68 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (65)          Trustee since 2007.  Private investor (2004 - 2008 and 2013 -            Director, Broadridge
Chairman of the Board         Serves until a       present); Chairman (2008 - 2013) and Chief          Financial Solutions, Inc.
and Trustee                   successor trustee    Executive Officer (2008 - 2012), Quadriserv, Inc.   (investor communications and
                              is elected or        (technology products for securities lending         securities processing
                              earlier retirement   industry); and Senior Executive Vice President,     provider for financial
                              or removal.          The Bank of New York (financial and securities      services industry) (2009 -
                                                   services) (1986 - 2004)                             present); Director,
                                                                                                       Quadriserv, Inc. (2005 -
                                                                                                       2013); and Commissioner, New
                                                                                                       Jersey State Civil Service
                                                                                                       Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (71)            Trustee since 2007.  Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                       Serves until a       (corporate advisory services company) (1997 -       Trust (publicly-traded
                              successor trustee    2004 and 2008 - present); Interim Chief Executive   mortgage REIT) (2004 - 2009,
                              is elected or        Officer, Oxford Analytica, Inc. (privately-held     2012 - present); Director of
                              earlier retirement   research and consulting company) (2010);            The Swiss Helvetia Fund, Inc.
                              or removal.          Executive Vice President and Chief Financial        (closed-end fund) (2010 -
                                                   Officer, I-trax, Inc. (publicly traded health care  present); Director of Oxford
                                                   services company) (2004 - 2007); and Executive      Analytica, Inc. (2008 -
                                                   Vice President and Chief Financial Officer,         present); and Director of
                                                   Pedestal Inc. (internet-based mortgage trading      Enterprise Community
                                                   company) (2000 - 2002); Private consultant          Investment, Inc.
                                                   (1995-1997), Managing Director, Lehman Brothers     (privately-held affordable
                                                   (investment banking firm) (1992-1995); and          housing finance company)
                                                   Executive, The World Bank (1979-1992)               (1985 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Trustee since 2008.  William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                       Serves until a       Economy, Harvard University (1972 - present)        Funds Investment Trust and
                              successor trustee                                                        Mellon Institutional Funds
                              is elected or                                                            Master Portfolio (oversaw 17
                              earlier retirement                                                       portfolios in fund complex)
                              or removal.                                                              (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 69

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (68)     Trustee since 2007.  Founding Director, Vice President and Corporate     None
Trustee                       Serves until a       Secretary, The Winthrop Group, Inc. (consulting
                              successor trustee    firm) (1982 - present); Desautels Faculty of
                              is elected or        Management, McGill University (1999 - present);
                              earlier retirement   and Manager of Research Operations and
                              or removal.          Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Trustee since 2007.  President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                       Serves until a       Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                              successor trustee    (1981 - present)                                    investment company) (2004 -
                              is elected or                                                            present); and Member, Board
                              earlier retirement                                                       of Governors, Investment
                              or removal.                                                              Company Institute (2000 -
                                                                                                       2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (68)        Trustee since 2014.  Consultant (investment company services) (2012 -    None
Trustee                       Serves until a       present); Executive Vice President, BNY Mellon
                              successor trustee    (financial and investment company services) (1969
                              is elected or        - 2012); Director, BNY International Financing
                              earlier retirement   Corp. (financial services) (2002 - 2012); and
                              or removal.          Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

70 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Interested Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Trustee since 2014.  Director and Executive Vice President (since        None
Trustee                       Serves until a       2008) and Chief Investment Officer, U.S. (since
                              successor trustee    2010) of PIM-USA; Executive Vice President of
                              is elected or        Pioneer (since 2008); Executive Vice President of
                              earlier retirement   Pioneer Institutional Asset Management, Inc.
                              or removal.          (since 2009); and Portfolio Manager of Pioneer
                                                   (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 71

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (59)**    Advisory Trustee     Chief Investment Officer, 1199 SEIU Funds           Trustee of Pioneer
Advisory Trustee              since 2014.          (healthcare workers union pension funds) (2001 -    closed-end investment
                                                   present); Vice President - International            companies (5 portfolios)
                                                   Investments Group, American International Group,    (Sept. 2015 - present)
                                                   Inc. (insurance company) (1993 - 2001); Vice
                                                   President Corporate Finance and Treasury Group,
                                                   Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                   President - Asset/Liability Management Group,
                                                   Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); and Mortgage Strategies Group,
                                                   Drexel Burnham Lambert, Ltd. (investment bank)
                                                   (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

**   Ms. Monchak is a non-voting advisory trustee.

72 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service    Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (53)            Since 2014. Serves   Chair, Director, CEO and President of Pioneer       Trustee of Pioneer
President and Chief           at the discretion    Investment Management-USA (since September 2014);   closed-end investment
Executive Officer             of the Board.        Chair, Director, CEO and President of Pioneer       companies (5 portfolios)
                                                   Investment Management, Inc. (since September        (Sept. 2015 - present)
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Funds Distributor, Inc. (since September
                                                   2014); Chair, Director, CEO and President of
                                                   Pioneer Institutional Asset Management, Inc.
                                                   (since September 2014); and Chair, Director, and
                                                   CEO of Pioneer Investment Management Shareholder
                                                   Services, Inc. (since September 2014); Managing
                                                   Director, Morgan Stanley Investment Management
                                                   (2010 - 2013); and Director of Institutional
                                                   Business, CEO of International, Eaton Vance
                                                   Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (50)    Since 2007. Serves   Vice President and Associate General Counsel of     None
Secretary and Chief           at the discretion    Pioneer since January 2008; Secretary and Chief
Legal Officer                 of the Board.        Legal Officer of all of the Pioneer Funds since
                                                   June 2010; Assistant Secretary of all of the
                                                   Pioneer Funds from September 2003 to May 2010;
                                                   and Vice President and Senior Counsel of Pioneer
                                                   from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (54)        Since 2010. Serves   Fund Governance Director of Pioneer since           None
Assistant Secretary           at the discretion    December 2006 and Assistant Secretary of all the
                              of the Board.        Pioneer Funds since June 2010; Manager - Fund
                                                   Governance of Pioneer from December 2003 to
                                                   November 2006; and Senior Paralegal of Pioneer
                                                   from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (52)             Since 2010. Serves   Senior Counsel of Pioneer since May 2013 and        None
Assistant Secretary           at the discretion    Assistant Secretary of all the Pioneer Funds
                              of the Board.        since June 2010; and Counsel of Pioneer from June
                                                   2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (55)          Since 2008. Serves   Vice President - Fund Treasury of Pioneer;          None
Treasurer and Chief           at the discretion    Treasurer of all of the Pioneer Funds since March
Financial and                 of the Board.        2008; Deputy Treasurer of Pioneer from March 2004
Accounting Officer                                 to February 2008; and Assistant Treasurer of all
                                                   of the Pioneer Funds from March 2004 to February
                                                   2008
------------------------------------------------------------------------------------------------------------------------------------

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 73

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                       Other Directorships
Position Held With the Fund   Length of Service     Principal Occupation                               Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2007. Serves    Director - Fund Treasury of Pioneer; and           None
Assistant Treasurer           at the discretion     Assistant Treasurer of all of the Pioneer Funds
                              of the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2007. Serves    Fund Accounting Manager - Fund Treasury of         None
Assistant Treasurer           at the discretion     Pioneer; and Assistant Treasurer of all of the
                              of the Board.         Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (35)         Since 2009. Serves    Fund Administration Manager - Fund Treasury of     None
Assistant Treasurer           at the discretion     Pioneer since November 2008; Assistant Treasurer
                              of the Board.         of all of the Pioneer Funds since January 2009;
                                                    and Client Service Manager - Institutional
                                                    Investor Services at State Street Bank from March
                                                    2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2010. Serves    Chief Compliance Officer of Pioneer and of all the None
Chief Compliance Officer      at the discretion     Pioneer Funds since March 2010; Chief Compliance
                              of the Board.         Officer of Pioneer Institutional Asset Management,
                                                    Inc. since January 2012; Chief Compliance Officer
                                                    of Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Pioneer since October 2005; and
                                                    Senior Compliance Officer for Columbia Management
                                                    Advisers, Inc. from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (44)          Since 2007. Serves    Director - Transfer Agency Compliance of Pioneer   None
Anti-Money Laundering Officer at the discretion     and Anti-Money Laundering Officer of all the
                              of the Board.         Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

                           This page for your notes.

            Pioneer Global Multisector Income Fund | Annual Report | 10/31/15 75

                           This page for your notes.

76 Pioneer Global Multisector Income Fund | Annual Report | 10/31/15

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 22520-07-1215

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $101,607 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $150,024for the year ended October 31, 2014.



(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2015 or 2014..


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $17,500
payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $26,250 for the year ended October 31, 2014.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2015 or 2014.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2015 and 2014, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $17,500 payable to Deloitte & Touche LLP for the year ended
October 31, 2015 and $26,250  for the year ended October 31, 2014.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 30, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2015

* Print the name and title of each signing officer under his or her signature.